EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 5, 2005.


                                                        INDX 2005-AR18                                                  All records
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================


-------------------------------------------------------------------------------
Stats
-------------------------------------------------------------------------------
As of Date: 20050901
Count: 4,480
Current Balance: $1,400,435,712.23
AverageCurBal: $312,597.26
OrigWAC: 1.046
GWAC: 5.8011
NetWAC: 5.4241
GrossMargin: 2.9384
NetMargin: 2.5614
FICO: 705
OLTV: 72.51
%CA: 50.24%
WALA: 2
OrigTerm: 360
WAM: 358
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9500
MTR: 1
CurrLTV: 72.48
Maximum 1 Zip Concentration: 0.480%
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                  Count            Balance    Percent       GWAC   Margin    Net Margin       Age        FICO
----------------------------------------------------------------------------------------------------------------------------------
No Prepay                             558     199,603,823.34      14.25      5.564    2.712         2.335         2         712
1YR SOFT                                7       2,807,384.78       0.20      5.614    2.749         2.372         2         714
1YR HARD                              261     104,680,561.31       7.47      5.512    2.647         2.270         2         708
2YR SOFT                                2         864,487.64       0.06      5.528    2.663         2.286         2         693
2YR HARD                               61      22,394,161.14       1.60      5.562    2.697         2.320         2         709
3YR SOFT                            1,204     392,114,070.45      28.00      5.750    2.885         2.508         2         710
3YR HARD                            2,387     677,971,223.57      48.41      5.954    3.090         2.713         2         700
----------------------------------------------------------------------------------------------------------------------------------
Total:                              4,480   1,400,435,712.23     100.00      5.801    2.938         2.561         2         705
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Prepayment Penalty            LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
-----------------------------------------------------------------------------------------------------
No Prepay                   72.81     100.00     0.00      0.00     0.00      0.00     0.00     0.00
1YR SOFT                    78.12       0.00   100.00      0.00     0.00      0.00     0.00     0.00
1YR HARD                    74.08       0.00     0.00    100.00     0.00      0.00     0.00     0.00
2YR SOFT                    66.26       0.00     0.00      0.00   100.00      0.00     0.00     0.00
2YR HARD                    71.80       0.00     0.00      0.00     0.00    100.00     0.00     0.00
3YR SOFT                    72.07       0.00     0.00      0.00     0.00      0.00   100.00     0.00
3YR HARD                    72.45       0.00     0.00      0.00     0.00      0.00     0.00   100.00
-----------------------------------------------------------------------------------------------------
Total:                      72.51      14.25     0.20      7.47     0.06      1.60    28.00    48.41
-----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Original Rate                       Count            Balance    Percent       GWAC   Margin    Net Margin       Age        FICO
----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                      4,183    1,336,421,015.32     95.43      5.797    2.932         2.555          2         705
1.751 - 2.000                        297       64,014,696.91      4.57      5.891    3.064         2.687          2         721
----------------------------------------------------------------------------------------------------------------------------------
Total:                             4,480    1,400,435,712.23    100.00      5.801    2.938         2.561          2         705
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
Original Rate                  LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
------------------------------------------------------------------------------------------------------
0.751 - 1.000                72.31      14.02     0.18      7.56     0.06     1.65     27.80    48.72
1.751 - 2.000                76.78      19.07     0.67      5.64     0.00     0.48     32.12    42.02
------------------------------------------------------------------------------------------------------
Total:                       72.51      14.25     0.20      7.47     0.06     1.60     28.00    48.41
------------------------------------------------------------------------------------------------------
min: 1.000
max: 2.000
wa: 1.046
------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                  All records
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
Current Rate                        Count            Balance    Percent       GWAC   Margin    Net Margin       Age        FICO
---------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                           1         154,000.00       0.01      1.000    3.050         2.673         0         809
1.751 - 2.000                           1         625,000.00       0.04      2.000    3.050         2.673         0         721
4.751 - 5.000                          29      12,209,234.24       0.87      4.893    2.028         1.651         2         732
5.001 - 5.250                         110      46,589,857.82       3.33      5.129    2.264         1.887         2         721
5.251 - 5.500                         335     128,402,765.01       9.17      5.385    2.520         2.143         2         719
5.501 - 5.750                         985     348,307,212.36      24.87      5.631    2.766         2.389         2         713
5.751 - 6.000                       1,481     456,657,689.47      32.61      5.866    3.001         2.624         2         705
6.001 - 6.250                       1,362     366,846,451.96      26.20      6.090    3.225         2.848         2         695
6.251 - 6.500                         158      36,739,556.53       2.62      6.330    3.465         3.088         2         663
6.501 - 6.750                          15       3,111,207.61       0.22      6.603    3.738         3.361         2         690
6.751 - 7.000                           3         792,737.23       0.06      6.831    3.966         3.589         3         663
---------------------------------------------------------------------------------------------------------------------------------
Total:                              4,480   1,400,435,712.23     100.00      5.801    2.938         2.561         2         705
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
Current Rate                    LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
-------------------------------------------------------------------------------------------------------
0.751 - 1.000                 57.04       0.00     0.00     0.00      0.00     0.00     0.00   100.00
1.751 - 2.000                 35.71     100.00     0.00     0.00      0.00     0.00     0.00     0.00
4.751 - 5.000                 74.03      23.61     0.00     0.00      0.00     4.22    27.33    44.85
5.001 - 5.250                 71.45      49.80     0.00    13.60      0.00     5.37    20.55    10.67
5.251 - 5.500                 71.99      33.50     0.93    31.61      0.17     5.57    19.83     8.39
5.501 - 5.750                 70.17      18.27     0.33    12.98      0.19     1.38    42.98    23.87
5.751 - 6.000                 72.47      13.16     0.06     2.53      0.00     1.28    35.95    47.03
6.001 - 6.250                 74.97       1.62     0.06     0.27      0.00     0.39    10.04    87.63
6.251 - 6.500                 73.58       0.70     0.00     0.00      0.00     0.37     7.60    91.34
6.501 - 6.750                 76.77       0.00     0.00     0.00      0.00     0.00     7.84    92.16
6.751 - 7.000                 76.06       0.00     0.00     0.00      0.00     0.00     0.00   100.00
-------------------------------------------------------------------------------------------------------
Total:                        72.51      14.25     0.20     7.47      0.06     1.60    28.00    48.41
-------------------------------------------------------------------------------------------------------
min:   1.0000
max:   6.9150
wa:    5.8011
-------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Conforming                             Count            Balance    Percent       GWAC   Margin    Net Margin       Age        FICO
-----------------------------------------------------------------------------------------------------------------------------------
CONFORMING                           3,044       700,680,702.28     50.03      5.897     3.033        2.656          2         706
JUMBO                                1,436       699,755,009.95     49.97      5.705     2.843        2.466          2         705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               4,480     1,400,435,712.23    100.00      5.801     2.938        2.561          2         705
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Conforming                 LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
--------------------------------------------------------------------------------------------------
CONFORMING                 72.03     11.11     0.10      3.92    0.03       0.99    26.89    56.96
JUMBO                      72.99     17.40     0.30     11.03    0.09       2.21    29.11    39.85
--------------------------------------------------------------------------------------------------
Total:                     72.51     14.25     0.20      7.47    0.06       1.60    28.00    48.41
--------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Principal Balance                       Count            Balance       Percent        GWAC      Margin       Net Margin     Age
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                           2           100,000.00         0.01        6.365      3.500           3.123       2
50,000.01 - 100,000.00                   124        10,365,793.55         0.74        5.931      3.066           2.689       2
100,000.01 - 150,000.00                  435        55,703,795.63         3.98        5.898      3.033           2.656       2
150,000.01 - 200,000.00                  601       107,001,161.14         7.64        5.886      3.028           2.651       2
200,000.01 - 250,000.00                  625       141,734,702.54        10.12        5.907      3.042           2.665       2
250,000.01 - 275,000.00                  316        83,127,227.26         5.94        5.908      3.043           2.666       2
275,000.01 - 350,000.00                  819       255,689,349.86        18.26        5.897      3.032           2.655       2
350,000.01 - 400,000.00                  477       179,585,438.56        12.82        5.783      2.918           2.541       2
400,000.01 - 450,000.00                  353       150,700,220.65        10.76        5.773      2.908           2.531       2
450,000.01 - 500,000.00                  296       141,684,756.88        10.12        5.746      2.881           2.504       2
500,000.01 - 550,000.00                  125        65,629,352.50         4.69        5.669      2.804           2.427       2
550,000.01 - 600,000.00                  109        63,078,539.07         4.50        5.700      2.835           2.458       2
600,000.01 - 750,000.00                  145        94,690,198.20         6.76        5.616      2.777           2.400       2
750,000.01 - 850,000.00                   16        12,965,889.18         0.93        5.482      2.617           2.240       2
850,000.01 - 950,000.00                   19        17,098,753.90         1.22        5.568      2.703           2.326       2
950,000.01 - 1,000,000.00                 10         9,961,365.93         0.71        5.461      2.596           2.219       2
1,000,000.01 - 1,250,000.00                3         3,524,574.79         0.25        5.550      2.685           2.308       2
1,250,000.01 - 1,500,000.00                4         5,589,859.15         0.40        5.371      2.506           2.129       3
2,000,000.01 - 2,250,000.00                1         2,204,733.44         0.16        5.165      2.300           1.923       3
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 4,480     1,400,435,712.23       100.00        5.801      2.938           2.561       2
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Principal Balance               FICO       LTV         %NoPP        %1S         %1H        %2S        %2H        %3S         %3H
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                 669       47.40         0.00       0.00       0.00        0.00       0.00       0.00     100.00
50,000.01 - 100,000.00           721       62.58         7.75       0.00       1.52        0.00       1.62      12.32      76.80
100,000.01 - 150,000.00          711       69.80         9.57       0.00       2.19        0.00       0.96      24.67      62.62
150,000.01 - 200,000.00          707       70.58         8.41       0.00       2.67        0.00       1.02      23.84      64.06
200,000.01 - 250,000.00          706       71.39         8.77       0.30       3.13        0.15       0.95      26.86      59.84
250,000.01 - 275,000.00          708       72.67        12.33       0.31       3.80        0.00       0.96      28.84      53.75
275,000.01 - 350,000.00          704       73.70        13.07       0.00       5.70        0.00       0.86      28.28      52.08
350,000.01 - 400,000.00          705       73.17        15.96       0.21       4.99        0.00       0.85      30.30      47.69
400,000.01 - 450,000.00          702       74.26        14.39       0.00      10.77        0.00       3.98      26.92      43.94
450,000.01 - 500,000.00          706       74.12        15.84       0.00      12.54        0.00       1.33      28.09      42.20
500,000.01 - 550,000.00          700       73.35        19.29       0.83      12.88        0.00       3.16      26.53      37.31
550,000.01 - 600,000.00          697       74.55        16.55       0.91      12.98        0.00       0.92      23.86      44.78
600,000.01 - 750,000.00          705       71.53        18.06       0.66      15.82        0.69       3.53      33.29      27.96
750,000.01 - 850,000.00          721       65.23        18.92       0.00       6.40        0.00       6.52      43.60      24.57
850,000.01 - 950,000.00          710       66.58        16.12       0.00      10.24        0.00       0.00      37.05      36.59
950,000.01 - 1,000,000.00        729       65.70        39.84       0.00       0.00        0.00       0.00      50.12      10.04
1,000,000.01 - 1,250,000.00      729       50.94        34.05       0.00      31.21        0.00       0.00       0.00      34.74
1,250,000.01 - 1,500,000.00      715       65.85        49.94       0.00       0.00        0.00       0.00      26.80      23.26
2,000,000.01 - 2,250,000.00      785       65.00       100.00       0.00       0.00        0.00       0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                           705       72.51        14.25       0.20       7.47        0.06       1.60      28.00      48.41
--------------------------------------------------------------------------------------------------------------------------------
min:      50,000.00
max:   2,204,733.44
avg:     312,597.26
--------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                  All records
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
Original Term              Count            Balance        Percent       GWAC       Margin      Net Margin      Age        FICO
---------------------------------------------------------------------------------------------------------------------------------
360                        4,480     1,400,435,712.23       100.00       5.801       2.938          2.561         2        705
---------------------------------------------------------------------------------------------------------------------------------
Total:                     4,480     1,400,435,712.23       100.00       5.801       2.938          2.561         2        705
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Original Term                 LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
-----------------------------------------------------------------------------------------------------
360                          72.51     14.25      0.20      7.47     0.06      1.60    28.00    48.41
-----------------------------------------------------------------------------------------------------
Total:                       72.51     14.25      0.20      7.47     0.06      1.60    28.00    48.41
-----------------------------------------------------------------------------------------------------
min:   360
max:   360
wa:    360
-----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
RemTerm                             Count            Balance     Percent      GWAC       Margin    Net Margin    Age        FICO
----------------------------------------------------------------------------------------------------------------------------------
352                                    2           691,460.09      0.05       5.739       2.874       2.497        8        650
354                                    5         2,066,037.32      0.15       5.740       2.875       2.498        6        714
355                                    6         1,927,292.24      0.14       5.688       2.823       2.446        5        689
356                                   21         8,190,347.26      0.58       5.913       3.048       2.671        4        713
357                                  133        49,053,150.66      3.50       5.697       2.832       2.455        3        715
358                                2,335       736,528,003.01     52.59       5.796       2.931       2.554        2        706
359                                1,976       601,200,421.65     42.93       5.820       2.955       2.578        1        704
360                                    2           779,000.00      0.06       1.802       3.050       2.673        0        738
----------------------------------------------------------------------------------------------------------------------------------
Total:                             4,480     1,400,435,712.23    100.00       5.801       2.938       2.561        2        705
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
RemTerm                         LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
------------------------------------------------------------------------------------------------------
352                            62.35     48.14      0.00     0.00     0.00      0.00     51.86    0.00
354                            78.30     29.70      0.00     0.00     0.00      0.00     40.24   30.05
355                            71.03     36.21      0.00     0.00     0.00      0.00     40.79   23.00
356                            71.80     15.58      0.00     0.00     0.00      0.00     43.12   41.30
357                            71.38     41.32      0.00     6.49     0.44      0.00     28.86   22.89
358                            72.56     15.47      0.22     8.90     0.09      1.54     27.51   46.27
359                            72.60     10.28      0.20     5.98     0.00      1.84     28.25   53.45
360                            39.93     80.23      0.00     0.00     0.00      0.00      0.00   19.77
------------------------------------------------------------------------------------------------------
Total:                         72.51     14.25      0.20     7.47     0.06      1.60     28.00   48.41
------------------------------------------------------------------------------------------------------
min:   352
max:   360
wa:    358
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Age                         Count            Balance       Percent       GWAC       Margin     Net Margin     Age        FICO
--------------------------------------------------------------------------------------------------------------------------------
0                              2           779,000.00         0.06       1.802       3.050        2.673         0         738
1                          1,976       601,200,421.65        42.93       5.820       2.955        2.578         1         704
2                          2,335       736,528,003.01        52.59       5.796       2.931        2.554         2         706
3                            133        49,053,150.66         3.50       5.697       2.832        2.455         3         715
4                             21         8,190,347.26         0.58       5.913       3.048        2.671         4         713
5                              6         1,927,292.24         0.14       5.688       2.823        2.446         5         689
6                              5         2,066,037.32         0.15       5.740       2.875        2.498         6         714
8                              2           691,460.09         0.05       5.739       2.874        2.497         8         650
--------------------------------------------------------------------------------------------------------------------------------
Total:                     4,480     1,400,435,712.23       100.00       5.801       2.938        2.561         2         705
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
Age                        LTV        %NoPP        %1S         %1H        %2S       %2H         %3S        %3H
--------------------------------------------------------------------------------------------------------------
0                         39.93       80.23        0.00       0.00        0.00      0.00        0.00     19.77
1                         72.60       10.28        0.20       5.98        0.00      1.84       28.25     53.45
2                         72.56       15.47        0.22       8.90        0.09      1.54       27.51     46.27
3                         71.38       41.32        0.00       6.49        0.44      0.00       28.86     22.89
4                         71.80       15.58        0.00       0.00        0.00      0.00       43.12     41.30
5                         71.03       36.21        0.00       0.00        0.00      0.00       40.79     23.00
6                         78.30       29.70        0.00       0.00        0.00      0.00       40.24     30.05
8                         62.35       48.14        0.00       0.00        0.00      0.00       51.86      0.00
--------------------------------------------------------------------------------------------------------------
Total:                    72.51       14.25        0.20       7.47        0.06      1.60       28.00     48.41
--------------------------------------------------------------------------------------------------------------
min:   0
max:   8
wa:    2
--------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
First Payment Date                   Count            Balance      Percent     GWAC     Margin    Net Margin       Age       FICO
----------------------------------------------------------------------------------------------------------------------------------
2005-02-01                              2           691,460.09       0.05     5.739      2.874       2.497          8         650
2005-04-01                              5         2,066,037.32       0.15     5.740      2.875       2.498          6         714
2005-05-01                              6         1,927,292.24       0.14     5.688      2.823       2.446          5         689
2005-06-01                             21         8,190,347.26       0.58     5.913      3.048       2.671          4         713
2005-07-01                            133        49,053,150.66       3.50     5.697      2.832       2.455          3         715
2005-08-01                          2,335       736,528,003.01      52.59     5.796      2.931       2.554          2         706
2005-09-01                          1,976       601,200,421.65      42.93     5.820      2.955       2.578          1         704
2005-10-01                              2           779,000.00       0.06     1.802      3.050       2.673          0         738
----------------------------------------------------------------------------------------------------------------------------------
Total:                              4,480     1,400,435,712.23     100.00     5.801      2.938       2.561          2         705
----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
First Payment Date                 LTV       %NoPP        %1S         %1H        %2S       %2H         %3S        %3H
---------------------------------------------------------------------------------------------------------------------
2005-02-01                       62.35       48.14        0.00       0.00        0.00      0.00       51.86      0.00
2005-04-01                       78.30       29.70        0.00       0.00        0.00      0.00       40.24     30.05
2005-05-01                       71.03       36.21        0.00       0.00        0.00      0.00       40.79     23.00
2005-06-01                       71.80       15.58        0.00       0.00        0.00      0.00       43.12     41.30
2005-07-01                       71.38       41.32        0.00       6.49        0.44      0.00       28.86     22.89
2005-08-01                       72.56       15.47        0.22       8.90        0.09      1.54       27.51     46.27
2005-09-01                       72.60       10.28        0.20       5.98        0.00      1.84       28.25     53.45
2005-10-01                       39.93       80.23        0.00       0.00        0.00      0.00        0.00     19.77
---------------------------------------------------------------------------------------------------------------------
Total:                           72.51       14.25        0.20       7.47        0.06      1.60       28.00     48.41
---------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                  All records
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
States                   Count            Balance        Percent         GWAC     Margin       Net Margin       Age         FICO
---------------------------------------------------------------------------------------------------------------------------------
AK                           5         1,281,936.73         0.09        5.834      2.969           2.592         2           725
AL                           5         1,643,512.74         0.12        5.784      2.919           2.542         2           718
AR                           3           500,600.00         0.04        5.682      2.817           2.440         1           753
AZ                         125        33,062,354.92         2.36        5.790      2.925           2.548         2           711
CA                       1,876       703,521,509.57        50.24        5.775      2.913           2.536         2           706
CO                          65        17,057,887.45         1.22        5.716      2.851           2.474         2           720
CT                          56        16,147,655.42         1.15        5.867      3.002           2.625         2           700
DC                           8         3,176,955.03         0.23        5.704      2.839           2.462         2           695
DE                          13         2,608,348.04         0.19        5.822      2.957           2.580         2           749
FL                         591       139,985,855.84        10.00        5.854      2.989           2.612         2           704
GA                          33         7,343,989.30         0.52        5.773      2.908           2.531         1           704
HI                          30        11,212,830.49         0.80        5.777      2.912           2.535         2           718
IA                           1           462,894.26         0.03        5.515      2.650           2.273         2           682
ID                           3           717,880.91         0.05        5.813      2.948           2.571         2           702
IL                         121        30,188,862.05         2.16        5.915      3.075           2.698         1           692
IN                           5           523,880.00         0.04        5.976      3.111           2.734         2           680
KS                           9         1,625,400.00         0.12        5.848      2.983           2.606         2           736
KY                           1           164,000.00         0.01        6.015      3.150           2.773         1           739
LA                           7         1,257,000.00         0.09        6.068      3.203           2.826         1           687
MA                          85        27,492,214.92         1.96        5.801      2.936           2.559         2           706
MD                         120        35,521,426.12         2.54        5.774      2.909           2.532         2           699
ME                           8         2,516,683.42         0.18        5.822      2.957           2.580         2           685
MI                          66        14,032,767.61         1.00        5.883      3.018           2.641         2           695
MN                          46        11,471,658.32         0.82        5.787      2.922           2.545         2           713
MO                          23         4,177,007.93         0.30        5.838      2.973           2.596         1           717
MT                           3           548,644.56         0.04        6.057      3.192           2.815         3           730
NC                          13         3,616,996.82         0.26        5.588      2.723           2.346         2           717
NE                           6           762,337.75         0.05        5.842      2.977           2.600         1           750
NH                           4           731,500.00         0.05        5.891      3.026           2.649         1           741
NJ                         317        93,574,333.72         6.68        5.843      2.978           2.601         2           702
NM                          12         2,496,648.95         0.18        5.681      2.816           2.439         2           732
NV                          96        25,812,891.67         1.84        5.851      2.986           2.609         2           707
NY                         212        75,820,394.84         5.41        5.770      2.905           2.528         1           706
OH                          20         3,153,057.62         0.23        5.839      2.974           2.597         1           718
OR                          18         3,747,844.93         0.27        5.870      3.005           2.628         2           725
PA                          35         7,103,568.20         0.51        5.909      3.044           2.667         2           706
RI                          27         6,778,362.84         0.48        5.907      3.042           2.665         2           717
SC                          11         2,980,588.51         0.21        5.720      2.855           2.478         2           726
SD                           1           240,000.00         0.02        5.715      2.850           2.473         1           676
TN                           9         1,988,378.27         0.14        5.810      2.945           2.568         1           714
TX                          61        11,039,807.38         0.79        5.816      2.951           2.574         2           703
UT                          23         4,520,582.08         0.32        5.872      3.007           2.630         2           696
VA                         221        68,484,772.50         4.89        5.859      2.994           2.617         2           701
VT                           2           589,500.00         0.04        5.865      3.000           2.623         2           671
WA                          72        16,628,486.77         1.19        5.820      2.955           2.578         2           717
WI                          12         2,121,903.75         0.15        5.751      2.886           2.509         1           727
---------------------------------------------------------------------------------------------------------------------------------
Total:                   4,480     1,400,435,712.23       100.00        5.801      2.938           2.561         2           705
---------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
States                       LTV        %NoPP       %1S         %1H        %2S         %2H        %3S         %3H
-----------------------------------------------------------------------------------------------------------------
AK                         77.80        38.22       0.00        0.00       0.00       0.00       15.13      46.65
AL                         74.56        27.84       0.00        0.00       0.00       8.27       27.38      36.51
AR                         70.33         0.00       0.00        0.00       0.00       0.00        0.00     100.00
AZ                         74.45         8.09       0.63       10.55       0.00       0.74       46.09      33.90
CA                         71.58        17.08       0.37       11.13       0.00       1.66       24.88      44.87
CO                         74.74        16.25       0.00        1.72       0.00       3.61       48.46      29.97
CT                         74.28         9.90       0.00        2.65       0.00       0.00       38.62      48.83
DC                         69.58         8.81       0.00        0.00       0.00       0.00       45.07      46.11
DE                         72.56         0.00       0.00        0.00       0.00       0.00       38.32      61.68
FL                         72.93         5.65       0.00        2.50       0.00       1.48       32.80      57.57
GA                         79.55        22.82       0.00        0.00       0.00       5.75       35.61      35.82
HI                         68.29         4.24       0.00        0.00       0.00       3.70       41.67      50.40
IA                         80.00         0.00       0.00        0.00       0.00       0.00      100.00       0.00
ID                         74.18         0.00       0.00        0.00       0.00       0.00       44.24      55.76
IL                         76.11        17.06       0.00        2.96       2.15       0.00       22.94      54.89
IN                         73.59         0.00       0.00        0.00       0.00       0.00        0.00     100.00
KS                         77.71         0.00       0.00        7.87       0.00       0.00       20.06      72.07
KY                         80.00         0.00       0.00        0.00       0.00       0.00        0.00     100.00
LA                         79.58         8.27       0.00        0.00       0.00       0.00        0.00      91.73
MA                         72.78        17.85       0.00        4.55       0.00       1.60       26.21      49.79
MD                         73.95        18.35       0.00        3.86       0.00       3.02       22.88      51.89
ME                         65.78        25.33       0.00        0.00       0.00      13.07       45.38      16.22
MI                         77.68         4.41       0.00        7.09       0.00       1.04       17.87      69.59
MN                         77.23        15.67       0.00        1.19       0.00       0.00       29.27      53.87
MO                         77.12         6.34       0.00        0.00       0.00       0.00       36.65      57.01
MT                         74.93         0.00       0.00        0.00       0.00       0.00       56.96      43.04
NC                         75.34        61.07       0.00       16.02       0.00      22.92        0.00       0.00
NE                         77.41         0.00       0.00        0.00       0.00       0.00       26.97      73.03
NH                         69.30         0.00       0.00        0.00       0.00       0.00        0.00     100.00
NJ                         72.01        11.80       0.00        1.62       0.00       1.12       34.24      51.21
NM                         76.59        40.47       0.00       26.06       0.00       0.00       24.67       8.79
NV                         75.22        11.83       0.00        9.58       0.00       0.00       41.43      37.16
NY                         69.32        18.28       0.00        5.30       0.00       1.45       25.25      49.71
OH                         75.84         7.61       0.00        0.00       0.00       0.00       12.05      80.34
OR                         79.65         9.73       0.00        0.00       0.00       0.00       29.38      60.89
PA                         77.86         5.56       0.00        2.07       0.00       0.00       22.88      69.48
RI                         73.29         5.63       0.00        8.84       0.00       0.00       20.20      65.33
SC                         78.00        59.24       0.00        2.14       0.00       0.00       18.85      19.77
SD                         80.00         0.00       0.00        0.00       0.00       0.00        0.00     100.00
TN                         71.52         0.00       0.00        0.00       0.00      10.06       59.68      30.26
TX                         75.35         9.29       0.00        0.00       0.00       0.00       24.17      66.54
UT                         77.36         5.83       0.00        0.00       0.00       2.61       30.43      61.13
VA                         74.25         5.01       0.00        5.02       0.31       2.05       27.98      59.62
VT                         75.80       100.00       0.00        0.00       0.00       0.00        0.00       0.00
WA                         76.23         5.89       0.00        2.33       0.00       0.00       39.27      52.51
WI                         76.58        23.93       0.00        0.00       0.00       4.59        7.35      64.13
-----------------------------------------------------------------------------------------------------------------
Total:                     72.51        14.25       0.20        7.47       0.06       1.60       28.00      48.41
-----------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                  All records
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
City                       Count            Balance         Percent       GWAC      Margin       Net Margin     Age        FICO
---------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                   98        41,063,158.17         2.93       5.743       2.878          2.501         2         706
SAN JOSE                      48        21,174,592.37         1.51       5.753       2.888          2.511         2         699
SAN DIEGO                     56        20,949,423.94         1.50       5.796       2.931          2.554         2         712
SACRAMENTO                    58        16,026,187.05         1.14       5.905       3.040          2.663         2         706
LAS VEGAS                     60        15,949,722.24         1.14       5.857       2.992          2.615         2         707
MIAMI                         51        12,687,919.64         0.91       5.901       3.036          2.659         2         704
CORONA                        31        12,130,463.64         0.87       5.685       2.820          2.443         2         712
BROOKLYN                      27        10,881,235.39         0.78       5.806       2.941          2.564         1         695
STOCKTON                      32         9,770,841.85         0.70       5.838       2.973          2.596         2         703
WOODBRIDGE                    30         9,325,125.23         0.67       5.949       3.084          2.707         2         697
RIVERSIDE                     28         8,568,113.91         0.61       5.861       2.996          2.619         2         689
IRVINE                        18         8,495,442.09         0.61       5.597       2.732          2.355         2         717
Other                      3,943     1,213,413,486.71        86.65       5.802       2.939          2.562         2         706
---------------------------------------------------------------------------------------------------------------------------------
Total:                     4,480     1,400,435,712.23       100.00       5.801       2.938          2.561         2         705
---------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
City                          LTV        %NoPP        %1S        %1H        %2S         %2H        %3S        %3H
-----------------------------------------------------------------------------------------------------------------
LOS ANGELES                  70.32       20.68        0.00      18.83       0.00       0.00       21.26     39.23
SAN JOSE                     71.34        2.35        1.02      19.42       0.00       5.30       25.83     46.07
SAN DIEGO                    70.77       15.43        0.00      10.85       0.00       3.52       32.54     37.66
SACRAMENTO                   73.55       24.49        0.00       1.65       0.00       3.91       11.92     58.03
LAS VEGAS                    76.83       11.21        0.00       8.41       0.00       0.00       40.35     40.03
MIAMI                        71.67        1.86        0.00       0.00       0.00       0.00       34.07     64.07
CORONA                       74.74       11.80        4.47      11.45       0.00       0.00       28.58     43.69
BROOKLYN                     68.73        9.40        0.00      12.40       0.00       4.61       25.64     47.95
STOCKTON                     75.13       24.04        0.00      11.77       0.00       0.00       11.22     52.97
WOODBRIDGE                   75.05        0.00        0.00       0.00       0.00       0.00       17.67     82.33
RIVERSIDE                    70.53       17.36        0.00       0.00       0.00       2.45       20.32     59.86
IRVINE                       74.79       34.01        0.00      15.10       0.00       0.00       43.60      7.29
Other                        72.55       14.20        0.17       6.90       0.07       1.58       28.35     48.73
-----------------------------------------------------------------------------------------------------------------
Total:                       72.51       14.25        0.20       7.47       0.06       1.60       28.00     48.41
-----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Original LTV                  Count             Balance       Percent      GWAC       Margin      Net Margin    Age       FICO
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 273        62,715,768.78         4.48       5.686       2.860          2.483       2        728
50.001 - 60.000                365       107,491,486.61         7.68       5.686       2.828          2.451       2        715
60.001 - 70.000                800       272,806,250.92        19.48       5.760       2.895          2.518       2        709
70.001 - 75.000                879       290,253,714.51        20.73       5.926       3.061          2.684       2        692
75.001 - 80.000              2,052       642,263,056.19        45.86       5.794       2.929          2.552       2        707
80.001 - 85.000                 28         7,053,233.03         0.50       5.790       2.925          2.548       2        704
85.001 - 90.000                 27         6,357,735.89         0.45       5.677       2.812          2.435       2        703
90.001 - 95.000                 56        11,494,466.30         0.82       5.794       2.929          2.552       2        698
--------------------------------------------------------------------------------------------------------------------------------
Total:                       4,480     1,400,435,712.23       100.00       5.801       2.938          2.561       2        705
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Original LTV                  LTV        %NoPP         %1S        %1H        %2S        %2H         %3S        %3H
------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                41.06       14.28        0.00       3.28       0.00       1.28       29.57     51.60
50.001 - 60.000               56.35       13.99        0.00       5.69       0.20       2.13       30.88     47.10
60.001 - 70.000               66.52       13.14        0.08       8.02       0.24       2.05       31.94     44.54
70.001 - 75.000               73.95       13.84        0.00       6.24       0.00       0.91       23.01     56.00
75.001 - 80.000               79.50       14.99        0.40       8.68       0.00       1.73       28.02     46.18
80.001 - 85.000               84.27       15.48        0.00       0.00       0.00       0.00       24.68     59.84
85.001 - 90.000               89.16       21.62        0.00       4.42       0.00       0.00       27.95     46.01
90.001 - 95.000               94.61        7.43        0.00       4.35       0.00       0.00       25.90     62.32
------------------------------------------------------------------------------------------------------------------
Total:                        72.51       14.25        0.20       7.47       0.06       1.60       28.00     48.41
------------------------------------------------------------------------------------------------------------------
min:   14.400
max:   95.000
wa:    72.513
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Curr LTV                   Count            Balance       Percent       GWAC       Margin      Net Margin     Age        FICO
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000              273        62,715,768.78         4.48       5.686       2.860          2.483        2         728
50.001 - 60.000             365       107,491,486.61         7.68       5.686       2.828          2.451        2         715
60.001 - 70.000             800       272,806,250.92        19.48       5.760       2.895          2.518        2         709
70.001 - 75.000             878       290,233,899.83        20.72       5.924       3.059          2.682        2         692
75.001 - 80.000           2,050       641,253,331.03        45.79       5.794       2.929          2.552        2         707
80.001 - 85.000              31         8,082,772.87         0.58       5.833       2.968          2.591        2         707
85.001 - 90.000              27         6,357,735.89         0.45       5.677       2.812          2.435        2         703
90.001 - 95.000              56        11,494,466.30         0.82       5.794       2.929          2.552        2         698
--------------------------------------------------------------------------------------------------------------------------------
Total:                    4,480     1,400,435,712.23       100.00       5.801       2.938          2.561        2         705
--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
Curr LTV                    LTV        %NoPP        %1S        %1H        %2S        %2H         %3S        %3H
---------------------------------------------------------------------------------------------------------------
0.001 - 50.000             41.06       14.28        0.00       3.28       0.00       1.28       29.57     51.60
50.001 - 60.000            56.35       13.99        0.00       5.69       0.20       2.13       30.88     47.10
60.001 - 70.000            66.52       13.14        0.08       8.02       0.24       2.05       31.94     44.54
70.001 - 75.000            73.95       13.84        0.00       6.24       0.00       0.91       23.16     55.85
75.001 - 80.000            79.49       15.02        0.40       8.69       0.00       1.73       27.93     46.23
80.001 - 85.000            83.73       13.51        0.00       0.00       0.00       0.00       26.59     59.90
85.001 - 90.000            89.16       21.62        0.00       4.42       0.00       0.00       27.95     46.01
90.001 - 95.000            94.61        7.43        0.00       4.35       0.00       0.00       25.90     62.32
---------------------------------------------------------------------------------------------------------------
Total:                     72.51       14.25        0.20       7.47       0.06       1.60       28.00     48.41
---------------------------------------------------------------------------------------------------------------
min:   14.400
max:   95.000
wa:    72.480
---------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                  All records
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
FICO                      Count            Balance       Percent         GWAC     Margin      Net Margin      Age          FICO
--------------------------------------------------------------------------------------------------------------------------------
0 - 0                        1           209,499.56         0.01        6.340      3.475           3.098        2             0
620 - 659                  671       208,793,129.90        14.91        5.917      3.052           2.675        2           642
660 - 699                1,557       494,837,317.17        35.33        5.826      2.961           2.584        2           678
700 - 749                1,311       413,745,686.82        29.54        5.773      2.914           2.537        2           723
750 - 799                  845       260,785,858.86        18.62        5.711      2.846           2.469        2           771
800 - 819                   95        22,064,219.92         1.58        5.738      2.907           2.530        2           806
--------------------------------------------------------------------------------------------------------------------------------
Total:                   4,480     1,400,435,712.23       100.00        5.801      2.938           2.561        2           705
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
FICO                          LTV         %NoPP        %1S        %1H         %2S        %2H         %3S       %3H
------------------------------------------------------------------------------------------------------------------
0 - 0                        70.00         0.00       0.00        0.00       0.00       0.00      100.00      0.00
620 - 659                    73.75        13.36       0.12        6.31       0.00       0.92       24.22     55.07
660 - 699                    73.15        12.51       0.12        7.32       0.13       1.75       26.20     51.98
700 - 749                    72.65        13.70       0.25        8.54       0.05       1.57       29.93     45.95
750 - 799                    70.46        18.68       0.35        7.35       0.00       2.04       31.62     39.96
800 - 819                    68.27        19.95       0.00        3.64       0.00       0.00       24.42     51.99
------------------------------------------------------------------------------------------------------------------
Total:                       72.51        14.25       0.20        7.47       0.06       1.60       28.00     48.41
------------------------------------------------------------------------------------------------------------------
min: 620
max: 817
wa: 705
------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
PMI                            Count           Balance     Percent         GWAC       Margin    Net Margin      Age        FICO
---------------------------------------------------------------------------------------------------------------------------------
OLTV <=80                      4,369     1,375,530,277.01    98.22         5.802        2.939        2.562       2          706
Insured and OLTV >80%            111        24,905,435.22     1.78         5.763        2.898        2.521       2          701
---------------------------------------------------------------------------------------------------------------------------------
Total:                         4,480     1,400,435,712.23   100.00         5.801        2.938        2.561       2          705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
PMI                             LTV     %NoPP         %1S        %1H        %2S         %2H        %3S         %3H
------------------------------------------------------------------------------------------------------------------
OLTV <=80                      72.19    14.27        0.20       7.55       0.06        1.63      28.03       48.25
Insured and OLTV >80%          90.29    13.33        0.00       3.14       0.00        0.00      26.08       57.45
------------------------------------------------------------------------------------------------------------------
Total:                         72.51    14.25        0.20       7.47       0.06        1.60      28.00       48.41
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Property Type                   Count            Balance     Percent      GWAC      Margin     Net Margin     Age      FICO
------------------------------------------------------------------------------------------------------------------------------
Condominium                       472       132,505,975.31      9.46     5.785       2.920          2.543       2       713
Multi Family                      197        61,608,167.58      4.40     5.923       3.071          2.694       2       704
Planned Unit Development          834       265,930,768.60     18.99     5.761       2.906          2.529       2       708
Single Family                   2,917       925,978,104.96     66.12     5.806       2.941          2.564       2       704
Townhouse                          60        14,412,695.78      1.03     5.871       3.006          2.629       2       706
------------------------------------------------------------------------------------------------------------------------------
Total:                          4,480     1,400,435,712.23    100.00     5.801       2.938          2.561       2       705
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Property Type                   LTV          %NoPP        %1S        %1H         %2S       %2H          %3S       %3H
---------------------------------------------------------------------------------------------------------------------
Condominium                     74.14        17.11       0.36       12.30       0.00       2.01       32.17     36.06
Multi Family                    70.76        13.30       0.00        4.69       0.00       1.04       21.60     59.37
Planned Unit Development        73.72        13.37       0.08        7.19       0.00       1.66       36.46     41.24
Single Family                   72.05        14.26       0.23        7.10       0.09       1.59       25.44     51.29
Townhouse                       72.38         8.05       0.00        4.56       0.00       0.00       25.13     62.26
---------------------------------------------------------------------------------------------------------------------
Total:                          72.51        14.25       0.20        7.47       0.06       1.60       28.00     48.41
---------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Occupancy Code                      Count               Balance    Percent      GWAC    Margin    Net Margin     Age    FICO
-------------------------------------------------------------------------------------------------------------------------------
Investment                            187          39,304,011.69      2.81      5.972    3.169       2.792        2      734
Primary                             4,200       1,336,683,839.24     95.45      5.798    2.934       2.557        2      704
Secondary                              93          24,447,861.30      1.75      5.687    2.822       2.445        2      728
-------------------------------------------------------------------------------------------------------------------------------
Total:                              4,480       1,400,435,712.23    100.00      5.801    2.938       2.561        2      705
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Occupancy Code                 LTV      %NoPP       %1S       %1H        %2S        %2H         %3S        %3H
--------------------------------------------------------------------------------------------------------------
Investment                    68.31     22.62      1.09      7.20       0.00       0.78       35.79      32.53
Primary                       72.68     13.91      0.18      7.54       0.06       1.62       27.52      49.16
Secondary                     70.30     19.69      0.00      4.08       0.00       1.55       41.52      33.15
--------------------------------------------------------------------------------------------------------------
Total:                        72.51     14.25      0.20      7.47       0.06       1.60       28.00      48.41
--------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Purpose                             Count              Balance    Percent        GWAC       Margin   Net Margin    Age     FICO
---------------------------------------------------------------------------------------------------------------------------------
CashOut                             2,704       837,686,286.03     59.82        5.841        2.977       2.600       2      702
Purchase                            1,069       357,742,451.30     25.55        5.737        2.872       2.495       2      716
RateTerm                              707       205,006,974.90     14.64        5.750        2.897       2.520       2      701
---------------------------------------------------------------------------------------------------------------------------------
Total:                              4,480     1,400,435,712.23    100.00        5.801        2.938       2.561       2      705
---------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
Purpose                       LTV         %NoPP        %1S        %1H        %2S        %2H        %3S       %3H
----------------------------------------------------------------------------------------------------------------
CashOut                       70.00       10.83       0.10       6.43       0.10       1.61      27.64     53.28
Purchase                      77.91       19.53       0.38      11.29       0.00       1.64      29.65     37.51
RateTerm                      73.35       19.03       0.29       5.08       0.00       1.48      26.59     47.52
----------------------------------------------------------------------------------------------------------------
Total:                        72.51       14.25       0.20       7.47       0.06       1.60      28.00     48.41
----------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Documentation Type              Count            Balance       Percent         GWAC      Margin    Net Margin    Age       FICO
---------------------------------------------------------------------------------------------------------------------------------
F - Full Doc                     781       213,861,363.63        15.27        5.665       2.800          2.423     2        711
I - No Income No Asset         1,047       307,684,083.43        21.97        5.910       3.045          2.668     2        712
R - Stated Income              2,517       843,056,569.67        60.20        5.807       2.946          2.569     2        700
X - Fast Forward                 135        35,833,695.50         2.56        5.529       2.664          2.287     2        756
---------------------------------------------------------------------------------------------------------------------------------
Total:                         4,480     1,400,435,712.23       100.00        5.801       2.938          2.561     2        705
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Documentation Type                 LTV         %NoPP        %1S         %1H       %2S         %2H         %3S       %3H
-----------------------------------------------------------------------------------------------------------------------
F - Full Doc                      76.31        18.90       0.22        4.70       0.00       1.03       33.62     41.54
I - No Income No Asset            66.81        10.01       0.12        5.31       0.21       1.18       23.39     59.78
R - Stated Income                 73.79        14.11       0.23        8.84       0.00       1.85       28.03     46.94
X - Fast Forward                  68.76        26.31       0.00       10.54       0.60       2.77       33.36     26.42
-----------------------------------------------------------------------------------------------------------------------
Total:                            72.51        14.25       0.20        7.47       0.06       1.60       28.00     48.41
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                  All records
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
Lien Position                 Count              Balance      Percent         GWAC     Margin   Net Margin     Age     FICO
------------------------------------------------------------------------------------------------------------------------------
1                             4,480     1,400,435,712.23       100.00        5.801      2.938        2.561       2      705
------------------------------------------------------------------------------------------------------------------------------
Total:                        4,480     1,400,435,712.23       100.00        5.801      2.938        2.561       2      705
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
Lien Position               LTV        %NoPP        %1S         %1H        %2S         %2H        %3S        %3H
----------------------------------------------------------------------------------------------------------------
1                         72.51        14.25       0.20        7.47       0.06        1.60      28.00      48.41
----------------------------------------------------------------------------------------------------------------
Total:                    72.51        14.25       0.20        7.47       0.06        1.60      28.00      48.41
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Gross Margins              Count             Balance       Percent         GWAC     Margin      Net Margin     Age       FICO
--------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                 11         4,888,550.00         0.35        4.836      1.971           1.594       1        723
2.001 - 2.500                277       116,059,326.18         8.29        5.219      2.354           1.977       2        723
2.501 - 3.000              1,870       646,643,008.86        46.17        5.676      2.811           2.434       2        711
3.001 - 3.500              2,280       623,055,305.82        44.49        6.036      3.176           2.799       2        697
3.501 - 4.000                 40         9,440,021.37         0.67        6.503      3.638           3.261       2        685
4.001 - 4.500                  2           349,500.00         0.02        6.915      4.050           3.673       1        703
--------------------------------------------------------------------------------------------------------------------------------
Total:                     4,480     1,400,435,712.23       100.00        5.801      2.938           2.561       2        705
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
Gross Margins                 LTV        %NoPP        %1S        %1H         %2S        %2H        %3S        %3H
-----------------------------------------------------------------------------------------------------------------
1.501 - 2.000               77.60        11.21       0.00       0.00        0.00       0.00      50.55      38.24
2.001 - 2.500               71.21        44.61       0.54      20.07        0.00       5.86      16.04      12.88
2.501 - 3.000               71.84        20.62       0.27      12.00        0.13       2.06      39.76      25.16
3.001 - 3.500               73.38         2.19       0.07       0.61        0.00       0.37      18.14      78.61
3.501 - 4.000               74.81         2.71       0.00       0.00        0.00       0.00       9.35      87.94
4.001 - 4.500               77.41         0.00       0.00       0.00        0.00       0.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------
Total:                      72.51        14.25       0.20       7.47        0.06       1.60      28.00      48.41
-----------------------------------------------------------------------------------------------------------------
min:   1.900
max:   4.050
wa:    2.938
-----------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Life Time Cap           Count             Balance      Percent         GWAC     Margin      Net Margin       Age      FICO
------------------------------------------------------------------------------------------------------------------------------
8.950                      2           576,338.48         0.04        5.617      2.752           2.375         2       685
9.750                      1           447,000.00         0.03        5.465      2.600           2.223         2       621
9.950                  4,475     1,398,899,947.85        99.89        5.801      2.939           2.562         2       705
10.950                     1           292,800.57         0.02        5.615      2.750           2.373         2       642
11.950                     1           219,625.33         0.02        5.615      2.750           2.373         3       795
------------------------------------------------------------------------------------------------------------------------------
Total:                 4,480     1,400,435,712.23       100.00        5.801      2.938           2.561         2       705
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Life Time Cap             LTV        %NoPP        %1S         %1H        %2S        %2H         %3S       %3H
-------------------------------------------------------------------------------------------------------------
8.950                   81.76        66.21       0.00        0.00       0.00       0.00        0.00     33.79
9.750                   79.82         0.00       0.00      100.00       0.00       0.00        0.00      0.00
9.950                   72.51        14.23       0.20        7.43       0.06       1.60       28.03     48.45
10.950                  78.27         0.00       0.00      100.00       0.00       0.00        0.00      0.00
11.950                  44.89       100.00       0.00        0.00       0.00       0.00        0.00      0.00
-------------------------------------------------------------------------------------------------------------
Total:                  72.51        14.25       0.20        7.47       0.06       1.60       28.00     48.41
-------------------------------------------------------------------------------------------------------------
min:   8.950
max:   11.950
wa:    9.950
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Months to Roll           Count              Balance      Percent         GWAC     Margin    Net Margin      Age        FICO
-------------------------------------------------------------------------------------------------------------------------------
1                        4,480     1,400,435,712.23       100.00        5.801      2.938         2.561        2         705
-------------------------------------------------------------------------------------------------------------------------------
Total:                   4,480     1,400,435,712.23       100.00        5.801      2.938         2.561        2         705
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Months to Roll              LTV        %NoPP        %1S         %1H        %2S        %2H         %3S       %3H
---------------------------------------------------------------------------------------------------------------
1                         72.51        14.25       0.20        7.47       0.06       1.60       28.00     48.41
---------------------------------------------------------------------------------------------------------------
Total:                    72.51        14.25       0.20        7.47       0.06       1.60       28.00     48.41
---------------------------------------------------------------------------------------------------------------
min: 1
max: 1
wa: 1
---------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 1
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



-----------------------------------------------------------------------------
Stats
-----------------------------------------------------------------------------
As of Date: 20050901
Count: 3,044
Current Balance: $700,680,702.28
AverageCurBal: $230,184.20
OrigWAC: 1.076
GWAC: 5.8972
NetWAC: 5.5202
GrossMargin: 3.0333
NetMargin: 2.6563
FICO: 706
OLTV: 72.03
%CA: 34.24%
WALA: 2
OrigTerm: 360
WAM: 358
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9508
MTR: 1
CurrLTV: 72.00
Maximum 1 Zip Concentration: 0.468%
-----------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                Count               Balance    Percent      GWAC    Margin   Net Margin    Age      FICO
----------------------------------------------------------------------------------------------------------------------------
No Prepay                          320           77,876,339.41     11.11     5.692     2.827     2.450         2       713
1YR SOFT                             3              682,600.00      0.10     5.897     3.032     2.655         2       698
1YR HARD                           108           27,498,991.92      3.92     5.574     2.709     2.332         2       715
2YR SOFT                             1              214,487.64      0.03     5.415     2.550     2.173         3       746
2YR HARD                            30            6,917,807.66      0.99     5.709     2.844     2.467         1       704
3YR SOFT                           790          188,390,216.01     26.89     5.820     2.955     2.578         2       709
3YR HARD                         1,792          399,100,259.64     56.96     5.999     3.136     2.759         2       703
----------------------------------------------------------------------------------------------------------------------------
Total:                           3,044          700,680,702.28    100.00     5.897     3.033     2.656         2       706
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Prepayment Penalty              LTV     %NoPP        %1S       %1H       %2S       %2H       %3S       %3H
----------------------------------------------------------------------------------------------------------
No Prepay                     72.98    100.00       0.00      0.00      0.00      0.00      0.00      0.00
1YR SOFT                      76.82      0.00     100.00      0.00      0.00      0.00      0.00      0.00
1YR HARD                      74.13      0.00       0.00    100.00      0.00      0.00      0.00      0.00
2YR SOFT                      59.72      0.00       0.00      0.00    100.00      0.00      0.00      0.00
2YR HARD                      70.13      0.00       0.00      0.00      0.00    100.00      0.00      0.00
3YR SOFT                      71.96      0.00       0.00      0.00      0.00      0.00    100.00      0.00
3YR HARD                      71.77      0.00       0.00      0.00      0.00      0.00      0.00    100.00
----------------------------------------------------------------------------------------------------------
Total:                        72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
----------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Original Rate                     Count                Balance     Percent    GWAC     Margin   Net Margin    Age      FICO
------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                     2,771          647,111,075.93     92.35     5.891     3.028     2.651         2       705
1.751 - 2.000                       273           53,569,626.35      7.65     5.968     3.103     2.726         2       722
------------------------------------------------------------------------------------------------------------------------------
Total:                            3,044          700,680,702.28       100     5.897     3.033     2.656         2       706
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Original Rate                     LTV      %NoPP        %1S      %1H        %2S      %2H       %3S        %3H
-------------------------------------------------------------------------------------------------------------
0.751 - 1.000                    71.61     10.68       0.04      3.75      0.03      1.02     26.44     58.04
1.751 - 2.000                    77.12     16.36       0.80      6.07      0.00      0.57     32.29     43.91
-------------------------------------------------------------------------------------------------------------
Total:                           72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
-------------------------------------------------------------------------------------------------------------
min: 1.000
max: 2.000
wa: 1.076
-------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 1
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



--------------------------------------------------------------------------------------------------------------------------------
Current Rate                        Count                Balance     Percent    GWAC     Margin   Net Margin    Age      FICO
--------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                           1              154,000.00      0.02     1.000     3.050     2.673         0       809
4.751 - 5.000                          10            2,684,883.79      0.38     4.904     2.039     1.662         2       753
5.001 - 5.250                          51           12,996,793.66      1.85     5.122     2.257     1.880         2       701
5.251 - 5.500                         151           32,898,631.68      4.70     5.398     2.533     2.156         2       730
5.501 - 5.750                         552          128,080,405.14     18.28     5.643     2.778     2.401         2       718
5.751 - 6.000                       1,013          236,518,590.67     33.76     5.876     3.011     2.634         2       711
6.001 - 6.250                       1,105          253,464,787.40     36.17     6.101     3.236     2.859         2       698
6.251 - 6.500                         145           30,885,716.63      4.41     6.336     3.471     3.094         2       664
6.501 - 6.750                          14            2,647,393.31      0.38     6.600     3.735     3.358         2       693
6.751 - 7.000                           2              349,500.00      0.05     6.915     4.050     3.673         1       703
--------------------------------------------------------------------------------------------------------------------------------
Total:                              3,044          700,680,702.28       100     5.897     3.033     2.656         2       706
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
Current Rate                     LTV      %NoPP        %1S      %1H        %2S       %2H       %3S       %3H
------------------------------------------------------------------------------------------------------------
0.751 - 1.000                   57.04      0.00       0.00      0.00      0.00      0.00      0.00    100.00
4.751 - 5.000                   76.83     25.57       0.00      0.00      0.00      0.00      6.52     67.92
5.001 - 5.250                   73.15     23.15       0.00      9.20      0.00      2.05     45.58     20.02
5.251 - 5.500                   70.59     34.30       0.00     17.93      0.65      6.40     24.65     16.07
5.501 - 5.750                   68.48     17.94       0.17     12.04      0.00      0.83     39.92     29.11
5.751 - 6.000                   70.85     14.87       0.11      2.03      0.00      0.81     38.08     44.10
6.001 - 6.250                   74.78      1.78       0.08      0.07      0.00      0.56     11.81     85.69
6.251 - 6.500                   73.53      0.83       0.00      0.00      0.00      0.44      9.04     89.69
6.501 - 6.750                   76.21      0.00       0.00      0.00      0.00      0.00      9.22     90.78
6.751 - 7.000                   77.41      0.00       0.00      0.00      0.00      0.00      0.00    100.00
------------------------------------------------------------------------------------------------------------
Total:                          72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
------------------------------------------------------------------------------------------------------------
min: 1.0000
max: 6.9150
wa: 5.8972
------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Conforming                          Count             Balance        Percent    GWAC     Margin   Net Margin    Age      FICO
---------------------------------------------------------------------------------------------------------------------------------
CONFORMING                          3,044          700,680,702.28    100.00     5.897     3.033     2.656         2       706
---------------------------------------------------------------------------------------------------------------------------------
Total:                              3,044          700,680,702.28    100.00     5.897     3.033     2.656         2       706
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Conforming                    LTV      %NoPP      %1S        %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------
CONFORMING                  72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
---------------------------------------------------------------------------------------------------------
Total:                      72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Principal Balance                   Count               Balance      Percent    GWAC     Margin   Net Margin    Age      FICO
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        2              100,000.00      0.01     6.365     3.500     3.123         2       669
50,000.01 - 100,000.00                124           10,365,793.55      1.48     5.931     3.066     2.689         2       721
100,000.01 - 150,000.00               435           55,703,795.63      7.95     5.898     3.033     2.656         2       711
150,000.01 - 200,000.00               601          107,001,161.14     15.27     5.886     3.028     2.651         2       707
200,000.01 - 250,000.00               625          141,734,702.54     20.23     5.907     3.042     2.665         2       706
250,000.01 - 275,000.00               316           83,127,227.26     11.86     5.908     3.043     2.666         2       708
275,000.01 - 350,000.00               819          255,689,349.86     36.49     5.897     3.032     2.655         2       704
350,000.01 - 400,000.00                92           33,445,640.38      4.77     5.872     3.007     2.630         2       698
400,000.01 - 450,000.00                17            7,264,151.89      1.04     5.861     2.996     2.619         1       719
450,000.01 - 500,000.00                10            4,696,886.34      0.67     5.932     3.067     2.690         2       709
500,000.01 - 550,000.00                 3            1,551,993.69      0.22     5.658     2.793     2.416         2       710
--------------------------------------------------------------------------------------------------------------------------------
Total:                              3,044          700,680,702.28    100.00     5.897     3.033     2.656         2       706
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
Principal Balance                 LTV     %NoPP        %1S       %1H       %2S       %2H       %3S       %3H
------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                47.40      0.00       0.00      0.00      0.00      0.00      0.00    100.00
50,000.01 - 100,000.00          62.58      7.75       0.00      1.52      0.00      1.62     12.32     76.80
100,000.01 - 150,000.00         69.80      9.57       0.00      2.19      0.00      0.96     24.67     62.62
150,000.01 - 200,000.00         70.58      8.41       0.00      2.67      0.00      1.02     23.84     64.06
200,000.01 - 250,000.00         71.39      8.77       0.30      3.13      0.15      0.95     26.86     59.84
250,000.01 - 275,000.00         72.67     12.33       0.31      3.80      0.00      0.96     28.84     53.75
275,000.01 - 350,000.00         73.70     13.07       0.00      5.70      0.00      0.86     28.28     52.08
350,000.01 - 400,000.00         71.89     18.38       0.00      3.26      0.00      1.08     32.20     45.09
400,000.01 - 450,000.00         69.73      0.00       0.00      0.00      0.00      5.71     18.27     76.02
450,000.01 - 500,000.00         72.47     10.43       0.00      0.00      0.00      0.00     30.05     59.51
500,000.01 - 550,000.00         78.19      0.00       0.00      0.00      0.00      0.00      0.00    100.00
------------------------------------------------------------------------------------------------------------
Total:                          72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
------------------------------------------------------------------------------------------------------------
min: 50,000.00
max: 526,500.00
avg: 230,184.20
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Original Term                     Count              Balance       Percent    GWAC     Margin   Net Margin    Age      FICO
------------------------------------------------------------------------------------------------------------------------------
360                               3,044          700,680,702.28     100.00    5.897     3.033     2.656         2       706
------------------------------------------------------------------------------------------------------------------------------
Total:                            3,044          700,680,702.28     100.00    5.897     3.033     2.656         2       706
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
Original Term                  LTV     %NoPP        %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------
360                          72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
---------------------------------------------------------------------------------------------------------
Total:                       72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
---------------------------------------------------------------------------------------------------------
min: 360
max: 360
wa: 360
---------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 1
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------
RemTerm                           Count             Balance       Percent   GWAC     Margin   Net Margin     Age     FICO
----------------------------------------------------------------------------------------------------------------------------
352                                 1              332,896.97      0.05     5.765     2.900     2.523         8       624
354                                 1              220,224.96      0.03     6.615     3.750     3.373         6       801
355                                 3              529,831.51      0.08     5.430     2.565     2.188         5       728
356                                14            3,649,236.20      0.52     6.009     3.144     2.767         4       715
357                                82           20,330,191.10      2.90     5.876     3.011     2.634         3       705
358                             1,552          356,012,875.89     50.81     5.889     3.024     2.647         2       708
359                             1,390          319,451,445.65     45.59     5.909     3.044     2.667         1       705
360                                 1              154,000.00      0.02     1.000     3.050     2.673         0       809
----------------------------------------------------------------------------------------------------------------------------
Total:                          3,044          700,680,702.28       100     5.897     3.033     2.656         2       706
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
RemTerm                         LTV     %NoPP        %1S       %1H       %2S       %2H       %3S       %3H
----------------------------------------------------------------------------------------------------------
352                           48.72    100.00       0.00      0.00      0.00      0.00      0.00      0.00
354                           80.00      0.00       0.00      0.00      0.00      0.00      0.00    100.00
355                           70.28     38.58       0.00      0.00      0.00      0.00     61.42      0.00
356                           74.99     18.78       0.00      0.00      0.00      0.00     12.15     69.08
357                           70.66     29.84       0.00      4.49      1.06      0.00     28.45     36.17
358                           71.93     12.92       0.19      5.18      0.00      0.93     26.86     53.91
359                           72.23      7.70       0.00      2.55      0.00      1.12     26.99     61.64
360                           57.04      0.00       0.00      0.00      0.00      0.00      0.00    100.00
----------------------------------------------------------------------------------------------------------
Total:                        72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
----------------------------------------------------------------------------------------------------------
min: 352
max: 360
wa: 358
----------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
Age                        Count          Balance      Percent     GWAC     Margin    Net Margin     Age      FICO
----------------------------------------------------------------------------------------------------------------------
0                              1         154,000.00      0.02      1.000     3.050       2.673        0        809
1                          1,390     319,451,445.65     45.59      5.909     3.044       2.667        1        705
2                          1,552     356,012,875.89     50.81      5.889     3.024       2.647        2        708
3                             82      20,330,191.10      2.90      5.876     3.011       2.634        3        705
4                             14       3,649,236.20      0.52      6.009     3.144       2.767        4        715
5                              3         529,831.51      0.08      5.430     2.565       2.188        5        728
6                              1         220,224.96      0.03      6.615     3.750       3.373        6        801
8                              1         332,896.97      0.05      5.765     2.900       2.523        8        624
----------------------------------------------------------------------------------------------------------------------
Total:                     3,044     700,680,702.28    100.00     5.897     3.033       2.656         2        706
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
Age                       LTV      %NoPP      %1S       %1H      %2S       %2H      %3S        %3H
--------------------------------------------------------------------------------------------------
0                        57.04       0.00     0.00     0.00     0.00      0.00      0.00    100.00
1                        72.23       7.70     0.00     2.55     0.00      1.12     26.99     61.64
2                        71.93      12.92     0.19     5.18     0.00      0.93     26.86     53.91
3                        70.66      29.84     0.00     4.49     1.06      0.00     28.45     36.17
4                        74.99      18.78     0.00     0.00     0.00      0.00     12.15     69.08
5                        70.28      38.58     0.00     0.00     0.00      0.00     61.42      0.00
6                        80.00       0.00     0.00     0.00     0.00      0.00      0.00    100.00
8                        48.72     100.00     0.00     0.00     0.00      0.00      0.00      0.00
--------------------------------------------------------------------------------------------------
Total:                  72.03      11.11       0.10     3.92     0.03      0.99     26.89    56.96
--------------------------------------------------------------------------------------------------
min:  0
max:  8
wa:   2
--------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
First Payment Date              Count          Balance    Percent     GWAC     Margin    Net Margin     Age      FICO
------------------------------------------------------------------------------------------------------------------------
2005-02-01                          1         332,896.97    0.05      5.765     2.900       2.523        8        624
2005-04-01                          1         220,224.96    0.03      6.615     3.750       3.373        6        801
2005-05-01                          3         529,831.51    0.08      5.430     2.565       2.188        5        728
2005-06-01                         14       3,649,236.20    0.52      6.009     3.144       2.767        4        715
2005-07-01                         82      20,330,191.10    2.90      5.876     3.011       2.634        3        705
2005-08-01                      1,552     356,012,875.89   50.81      5.889     3.024       2.647        2        708
2005-09-01                      1,390     319,451,445.65   45.59      5.909     3.044       2.667        1        705
2005-10-01                          1         154,000.00    0.02      1.000     3.050       2.673        0        809
------------------------------------------------------------------------------------------------------------------------
Total:                          3,044     700,680,702.28  100.00      5.897     3.033       2.656        2        706
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
First Payment Date             LTV      %NoPP        %1S      %1H      %2S       %2H      %3S        %3H
--------------------------------------------------------------------------------------------------------
2005-02-01                    48.72    100.00      0.00     0.00     0.00      0.00      0.00       0.00
2005-04-01                    80.00      0.00      0.00     0.00     0.00      0.00      0.00     100.00
2005-05-01                    70.28     38.58      0.00     0.00     0.00      0.00     61.42       0.00
2005-06-01                    74.99     18.78      0.00     0.00     0.00      0.00     12.15      69.08
2005-07-01                    70.66     29.84      0.00     4.49     1.06      0.00     28.45      36.17
2005-08-01                    71.93     12.92      0.19     5.18     0.00      0.93     26.86      53.91
2005-09-01                    72.23      7.70      0.00     2.55     0.00      1.12     26.99      61.64
2005-10-01                    57.04      0.00      0.00     0.00     0.00      0.00      0.00     100.00
--------------------------------------------------------------------------------------------------------
Total:                        72.03     11.11      0.10     3.92     0.03      0.99     26.89      56.96
--------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 1
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
States                 Count                Balance    Percent       GWAC   Margin    Net Margin       Age        FICO
-------------------------------------------------------------------------------------------------------------------------
AK                         5           1,281,936.73       0.18      5.834    2.969         2.592         2         725
AL                         3             593,512.74       0.08      5.881    3.016         2.639         2         723
AR                         3             500,600.00       0.07      5.682    2.817         2.440         1         753
AZ                       104          22,546,805.13       3.22      5.834    2.969         2.592         2         711
CA                       935         239,912,737.96      34.24      5.911    3.046         2.669         2         705
CO                        55          12,600,302.15       1.80      5.762    2.897         2.520         2         720
CT                        45           9,379,000.51       1.34      5.944    3.079         2.702         2         712
DC                         5           1,331,000.00       0.19      6.015    3.150         2.773         2         725
DE                        12           2,143,458.55       0.31      5.780    2.915         2.538         1         748
FL                       505          98,064,132.12      14.00      5.929    3.064         2.687         2         706
GA                        28           5,277,583.13       0.75      5.795    2.930         2.553         1         712
HI                        27           9,366,830.49       1.34      5.817    2.952         2.575         2         719
ID                         3             717,880.91       0.10      5.813    2.948         2.571         2         702
IL                       105          22,088,301.78       3.15      5.941    3.110         2.733         1         690
IN                         5             523,880.00       0.07      5.976    3.111         2.734         2         680
KS                         9           1,625,400.00       0.23      5.848    2.983         2.606         2         736
KY                         1             164,000.00       0.02      6.015    3.150         2.773         1         739
LA                         6             845,000.00       0.12      6.337    3.472         3.095         1         692
MA                        58          15,315,787.42       2.19      5.840    2.975         2.598         1         711
MD                        90          21,600,938.80       3.08      5.851    2.986         2.609         2         702
ME                         6           1,374,683.42       0.20      5.982    3.117         2.740         2         684
MI                        57          10,064,870.44       1.44      5.920    3.055         2.678         1         696
MN                        38           7,710,103.46       1.10      5.829    2.964         2.587         2         712
MO                        22           3,789,007.93       0.54      5.866    3.001         2.624         1         714
MT                         3             548,644.56       0.08      6.057    3.192         2.815         3         730
NC                        10           2,282,602.38       0.33      5.701    2.836         2.459         2         709
NE                         6             762,337.75       0.11      5.842    2.977         2.600         1         750
NH                         4             731,500.00       0.10      5.891    3.026         2.649         1         741
NJ                       245          59,893,473.00       8.55      5.919    3.054         2.677         1         704
NM                        12           2,496,648.95       0.36      5.681    2.816         2.439         2         732
NV                        81          18,714,138.04       2.67      5.893    3.028         2.651         2         710
NY                       140          39,724,914.31       5.67      5.829    2.964         2.587         2         705
OH                        20           3,153,057.62       0.45      5.839    2.974         2.597         1         718
OR                        17           3,227,844.93       0.46      5.887    3.022         2.645         2         716
PA                        31           5,487,287.15       0.78      5.962    3.097         2.720         1         700
RI                        23           5,193,274.36       0.74      6.057    3.192         2.815         2         721
SC                         6             847,949.87       0.12      5.738    2.873         2.496         2         690
SD                         1             240,000.00       0.03      5.715    2.850         2.473         1         676
TN                         8           1,238,378.27       0.18      5.867    3.002         2.625         1         702
TX                        58           9,496,575.92       1.36      5.836    2.971         2.594         2         708
UT                        21           3,760,582.08       0.54      5.833    2.968         2.591         2         701
VA                       155          39,022,706.68       5.57      5.966    3.101         2.724         1         701
VT                         1             150,000.00       0.02      5.865    3.000         2.623         2         725
WA                        64          13,195,128.99       1.88      5.812    2.947         2.570         2         718
WI                        11           1,695,903.75       0.24      5.685    2.820         2.443         2         740
-------------------------------------------------------------------------------------------------------------------------
Total:                 3,044         700,680,702.28     100.00      5.897    3.033         2.656         2         706
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
States                    LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
------------------------------------------------------------------------------------------------
AK                      77.80      38.22     0.00      0.00     0.00      0.00    15.13    46.65
AL                      69.25      77.09     0.00      0.00     0.00     22.91     0.00     0.00
AR                      70.33       0.00     0.00      0.00     0.00      0.00     0.00   100.00
AZ                      74.52       9.48     0.93      7.94     0.00      1.09    40.27    40.29
CA                      69.11      12.58     0.20      5.49     0.00      0.89    21.20    59.65
CO                      74.51      13.72     0.00      2.32     0.00      4.88    48.74    30.34
CT                      75.01       0.00     0.00      4.56     0.00      0.00    37.38    58.06
DC                      67.70      21.04     0.00      0.00     0.00      0.00     9.09    69.87
DE                      71.45       0.00     0.00      0.00     0.00      0.00    46.63    53.37
FL                      73.43       3.95     0.00      1.97     0.00      0.73    33.70    59.65
GA                      80.06      23.08     0.00      0.00     0.00      8.00    26.12    42.80
HI                      68.19       5.07     0.00      0.00     0.00      4.43    37.11    53.39
ID                      74.18       0.00     0.00      0.00     0.00      0.00    44.24    55.76
IL                      76.03      17.74     0.00      4.05     0.00      0.00    22.16    56.05
IN                      73.59       0.00     0.00      0.00     0.00      0.00     0.00   100.00
KS                      77.71       0.00     0.00      7.87     0.00      0.00    20.06    72.07
KY                      80.00       0.00     0.00      0.00     0.00      0.00     0.00   100.00
LA                      79.37      12.31     0.00      0.00     0.00      0.00     0.00    87.69
MA                      72.38      22.91     0.00      5.10     0.00      0.00    19.84    52.15
MD                      72.94      15.92     0.00      4.64     0.00      3.09    18.41    57.94
ME                      75.44      46.37     0.00      0.00     0.00     23.93     0.00    29.70
MI                      78.93       2.57     0.00      5.60     0.00      1.45    15.95    74.43
MN                      76.15       9.16     0.00      1.76     0.00      0.00    30.35    58.73
MO                      76.82       6.99     0.00      0.00     0.00      0.00    30.17    62.85
MT                      74.93       0.00     0.00      0.00     0.00      0.00    56.96    43.04
NC                      79.27      74.62     0.00     25.38     0.00      0.00     0.00     0.00
NE                      77.41       0.00     0.00      0.00     0.00      0.00    26.97    73.03
NH                      69.30       0.00     0.00      0.00     0.00      0.00     0.00   100.00
NJ                      71.42      10.02     0.00      0.57     0.00      0.58    33.79    55.04
NM                      76.59      40.47     0.00     26.06     0.00      0.00    24.67     8.79
NV                      75.01      12.11     0.00      7.16     0.00      0.00    39.48    41.25
NY                      68.00      22.02     0.00      5.04     0.00      0.34    21.28    51.32
OH                      75.84       7.61     0.00      0.00     0.00      0.00    12.05    80.34
OR                      79.59      11.29     0.00      0.00     0.00      0.00    18.00    70.70
PA                      77.23       0.00     0.00      2.68     0.00      0.00    29.62    67.69
RI                      73.45       0.00     0.00      4.32     0.00      0.00    18.42    77.26
SC                      76.85      46.26     0.00      7.51     0.00      0.00    19.10    27.12
SD                      80.00       0.00     0.00      0.00     0.00      0.00     0.00   100.00
TN                      73.54       0.00     0.00      0.00     0.00     16.15    35.26    48.59
TX                      76.36       6.18     0.00      0.00     0.00      0.00    20.95    72.86
UT                      78.22       7.01     0.00      0.00     0.00      3.14    36.58    53.27
VA                      74.10       2.52     0.00      1.63     0.55      0.53    30.96    63.81
VT                      78.13     100.00     0.00      0.00     0.00      0.00     0.00     0.00
WA                      76.77       7.42     0.00      2.94     0.00      0.00    37.78    51.86
WI                      76.36      29.94     0.00      0.00     0.00      5.75     9.20    55.12
------------------------------------------------------------------------------------------------
Total:                  72.03      11.11     0.10      3.92     0.03      0.99    26.89    56.96
------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 1
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



--------------------------------------------------------------------------------------------------------------------------------
City                             Count            Balance      Percent       GWAC   Margin    Net Margin       Age       FICO
--------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                         46        12,473,405.48       1.78      6.016    3.151        2.774          2        694
SACRAMENTO                          48        11,840,782.35       1.69      5.988    3.123        2.746          2        711
LAS VEGAS                           51        11,768,332.08       1.68      5.872    3.007        2.630          2        714
MIAMI                               46        10,026,777.15       1.43      5.979    3.114        2.737          2        694
SAN DIEGO                           29         8,223,622.10       1.17      5.881    3.016        2.639          1        712
CHICAGO                             26         5,705,471.98       0.81      6.015    3.150        2.773          2        682
STOCKTON                            23         5,655,063.85       0.81      5.943    3.078        2.701          2        703
WOODBRIDGE                          21         5,612,886.97       0.80      6.047    3.182        2.805          1        699
RIVERSIDE                           22         5,433,863.91       0.78      5.950    3.085        2.708          2        702
MODESTO                             22         5,315,338.13       0.76      6.005    3.140        2.763          2        699
FRESNO                              25         4,892,377.93       0.70      5.974    3.109        2.732          1        704
ORLANDO                             26         4,640,851.46       0.66      5.942    3.077        2.700          1        707
Other                            2,659       609,091,928.89      86.93      5.887    3.023        2.646          2        707
--------------------------------------------------------------------------------------------------------------------------------
Total:                           3,044       700,680,702.28     100.00      5.897    3.033        2.656          2        706
--------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
City                        LTV      %NoPP      %1S       %1H      %2S      %2H       %3S     %3H
-------------------------------------------------------------------------------------------------
LOS ANGELES               68.29      11.08     0.00      5.09     0.00     0.00     12.24   71.59
SACRAMENTO                73.25      10.73     0.00      2.23     0.00     1.76      9.83   75.45
LAS VEGAS                 75.91      11.78     0.00     11.39     0.00     0.00     35.10   41.73
MIAMI                     74.94       2.35     0.00      0.00     0.00     0.00     34.94   62.71
SAN DIEGO                 64.49      11.71     0.00      7.59     0.00     3.72     35.79   41.20
CHICAGO                   75.60      22.60     0.00      4.87     0.00     0.00     14.98   57.55
STOCKTON                  72.50      16.51     0.00      6.01     0.00     0.00     19.38   58.10
WOODBRIDGE                77.04       0.00     0.00      0.00     0.00     0.00     16.11   83.89
RIVERSIDE                 69.26      10.17     0.00      0.00     0.00     3.86     13.67   72.29
MODESTO                   74.46      11.16     0.00      0.00     0.00     0.00     18.45   70.39
FRESNO                    74.69      11.49     0.00      0.00     0.00     0.00     15.76   72.76
ORLANDO                   75.03       4.04     0.00      0.00     0.00     0.00     22.93   73.03
Other                     71.94      11.25     0.11      3.94     0.04     1.02     27.70   55.94
-------------------------------------------------------------------------------------------------
Total:                    72.03      11.11     0.10      3.92     0.03     0.99     26.89   56.96
-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
Original LTV                     Count            Balance      Percent      GWAC   Margin    Net Margin       Age       FICO
-------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                     236       43,858,500.99       6.26      5.782    2.917        2.540          2        720
50.001 - 60.000                    273       59,807,157.43       8.54      5.780    2.928        2.551          2        718
60.001 - 70.000                    519      121,915,146.69      17.40      5.925    3.060        2.683          2        706
70.001 - 75.000                    567      136,252,357.63      19.45      6.027    3.162        2.785          2        693
75.001 - 80.000                  1,350      318,872,221.05      45.51      5.874    3.009        2.632          2        708
80.001 - 85.000                     21        4,029,887.84       0.58      5.838    2.973        2.596          2        711
85.001 - 90.000                     24        5,186,739.35       0.74      5.754    2.889        2.512          2        710
90.001 - 95.000                     54       10,758,691.30       1.54      5.833    2.968        2.591          2        700
-------------------------------------------------------------------------------------------------------------------------------
Total:                           3,044      700,680,702.28     100.00      5.897    3.033        2.656          2        706
-------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
Original LTV                   LTV      %NoPP      %1S       %1H      %2S      %2H       %3S     %3H
----------------------------------------------------------------------------------------------------
0.001 - 50.000               40.84      11.01     0.00      2.58     0.00     0.76     28.10   57.54
50.001 - 60.000              56.00      12.08     0.00      3.46     0.36     1.56     26.21   56.34
60.001 - 70.000              66.24       7.70     0.18      3.11     0.00     1.34     30.30   57.36
70.001 - 75.000              73.98       9.02     0.00      2.87     0.00     0.85     19.86   67.40
75.001 - 80.000              79.52      13.06     0.15      4.96     0.00     0.90     28.69   52.26
80.001 - 85.000              84.22      16.23     0.00      0.00     0.00     0.00     23.97   59.80
85.001 - 90.000              89.06      19.36     0.00      5.42     0.00     0.00     25.84   49.38
90.001 - 95.000              94.59       7.94     0.00      4.65     0.00     0.00     24.23   63.18
----------------------------------------------------------------------------------------------------
Total:                       72.03      11.11     0.10      3.92     0.03     0.99     26.89   56.96
----------------------------------------------------------------------------------------------------
min:  14.400
max:  95.000
wa: 72.032
----------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Curr LTV                         Count            Balance    Percent       GWAC    Margin     Net Margin       Age      FICO
------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                     236       43,858,500.99       6.26      5.782    2.917        2.540          2        720
50.001 - 60.000                    273       59,807,157.43       8.54      5.780    2.928        2.551          2        718
60.001 - 70.000                    519      121,915,146.69      17.40      5.925    3.060        2.683          2        706
70.001 - 75.000                    566      136,027,329.17      19.41      6.027    3.162        2.785          2        693
75.001 - 80.000                  1,350      318,877,024.55      45.51      5.873    3.008        2.631          2        708
80.001 - 85.000                     22        4,250,112.80       0.61      5.878    3.013        2.636          2        716
85.001 - 90.000                     24        5,186,739.35       0.74      5.754    2.889        2.512          2        710
90.001 - 95.000                     54       10,758,691.30       1.54      5.833    2.968        2.591          2        700
------------------------------------------------------------------------------------------------------------------------------
Total:                           3,044      700,680,702.28     100.00      5.897    3.033        2.656          2        706
------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
Curr LTV                          LTV      %NoPP      %1S       %1H      %2S       %2H      %3S     %3H
-------------------------------------------------------------------------------------------------------
0.001 - 50.000                  40.84      11.01     0.00      2.58     0.00     0.76     28.10   57.54
50.001 - 60.000                 56.00      12.08     0.00      3.46     0.36     1.56     26.21   56.34
60.001 - 70.000                 66.24       7.70     0.18      3.11     0.00     1.34     30.30   57.36
70.001 - 75.000                 73.98       9.04     0.00      2.87     0.00     0.85     19.73   67.52
75.001 - 80.000                 79.51      13.06     0.15      4.96     0.00     0.90     28.76   52.19
80.001 - 85.000                 84.00      15.39     0.00      0.00     0.00     0.00     22.73   61.88
85.001 - 90.000                 89.06      19.36     0.00      5.42     0.00     0.00     25.84   49.38
90.001 - 95.000                 94.59       7.94     0.00      4.65     0.00     0.00     24.23   63.18
-------------------------------------------------------------------------------------------------------
Total:                          72.03      11.11     0.10      3.92     0.03     0.99     26.89   56.96
-------------------------------------------------------------------------------------------------------
min:  14.400
max:  95.000
wa:   72.001
-------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 1
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------
FICO                           Count            Balance    Percent      GWAC    Margin    Net Margin       Age       FICO
---------------------------------------------------------------------------------------------------------------------------
0 - 0                              1         209,499.56      0.03      6.340     3.475        3.098          2          0
620 - 659                        449     103,945,334.47     14.83      6.015     3.150        2.773          2        642
660 - 699                      1,042     244,815,315.67     34.94      5.916     3.051        2.674          2        679
700 - 749                        887     205,455,920.97     29.32      5.876     3.011        2.634          2        723
750 - 799                        584     130,603,855.30     18.64      5.816     2.951        2.574          2        771
800 - 819                         81      15,650,776.31      2.23      5.767     2.950        2.573          2        806
---------------------------------------------------------------------------------------------------------------------------
Total:                         3,044     700,680,702.28    100.00      5.897     3.033        2.656          2        706
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
FICO                         LTV      %NoPP       %1S     %1H        %2S      %2H       %3S     %3H
---------------------------------------------------------------------------------------------------
0 - 0                      70.00       0.00      0.00     0.00      0.00     0.00    100.00    0.00
620 - 659                  73.50       9.67      0.25     2.21      0.00     1.41     23.99   62.47
660 - 699                  72.44       9.40      0.00     4.35      0.00     0.52     25.42   60.32
700 - 749                  72.19      11.76      0.21     3.03      0.10     1.44     30.03   53.43
750 - 799                  70.50      13.64      0.00     5.76      0.00     0.94     27.39   52.27
800 - 819                  66.76      18.22      0.00     5.13      0.00     0.00     22.58   54.07
---------------------------------------------------------------------------------------------------
Total:                     72.03      11.11      0.10     3.92      0.03     0.99     26.89   56.96
---------------------------------------------------------------------------------------------------
min: 620
max: 817
wa: 706
---------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
PMI                                 Count               Balance      Percent       GWAC    Margin    Net Margin   Age      FICO
---------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                            2,945          680,705,383.79     97.15       5.900     3.036     2.659         2       706
Insured and OLTV > 80%                 99           19,975,318.49      2.85       5.814     2.949     2.572         2       705
---------------------------------------------------------------------------------------------------------------------------------
Total:                              3,044          700,680,702.28    100.00       5.897     3.033     2.656         2       706
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
PMI                                LTV     %NoPP        %1S       %1H       %2S       %2H       %3S       %3H
-------------------------------------------------------------------------------------------------------------
OLTV<=80                         71.47     11.07       0.10      3.92      0.03      1.02     26.95     56.90
Insured and OLTV > 80%           91.06     12.58       0.00      3.91      0.00      0.00     24.60     58.91
-------------------------------------------------------------------------------------------------------------
Total:                           72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Property Type                   Count            Balance     Percent      GWAC    Margin     Net Margin       Age      FICO
------------------------------------------------------------------------------------------------------------------------------
Condominium                       349       74,592,881.23      10.65     5.868     3.003        2.626          2        712
Multi Family                      178       51,086,706.40       7.29     5.965     3.115        2.738          2        705
Planned Unit Development          560      132,624,846.78      18.93     5.858     2.993        2.616          2        713
Single Family                   1,907      432,381,660.08      61.71     5.906     3.041        2.664          2        703
Townhouse                          50        9,994,607.79       1.43     5.914     3.049        2.672          1        707
------------------------------------------------------------------------------------------------------------------------------
Total:                          3,044      700,680,702.28     100.00     5.897     3.033        2.656          2        706
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
Property Type                  LTV       %NoPP       %1S      %1H       %2S      %2H       %3S     %3H
------------------------------------------------------------------------------------------------------
Condominium                   74.33      15.06      0.63     7.05      0.00     1.12     33.49   42.66
Multi Family                  70.58      13.84      0.00     3.49      0.00     0.27     20.98   61.43
Planned Unit Development      73.86      11.11      0.16     3.99      0.00     1.05     34.15   49.55
Single Family                 71.26      10.21      0.00     3.36      0.05     1.05     24.30   61.03
Townhouse                     71.36       7.00      0.00     6.57      0.00     0.00     23.22   63.21
------------------------------------------------------------------------------------------------------
Total:                        72.03      11.11      0.10     3.92      0.03     0.99     26.89   56.96
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Occupancy Code                  Count            Balance       Percent       GWAC    Margin   Net Margin    Age        FICO
--------------------------------------------------------------------------------------------------------------------------------
Investment                        175      33,789,057.86        4.82        6.059     3.194     2.817        2          731
Primary                         2,799     652,895,039.91       93.18        5.893     3.029     2.652        2          705
Secondary                          70      13,996,604.51        2.00        5.726     2.861     2.484        2          727
--------------------------------------------------------------------------------------------------------------------------------
Total:                          3,044     700,680,702.28      100.00        5.897     3.033     2.656        2          706
--------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
Occupancy Code                    LTV     %NoPP       %1S       %1H      %2S       %2H       %3S       %3H
----------------------------------------------------------------------------------------------------------
Investment                      68.98     18.50      1.26      7.31     0.00      0.91     36.65     35.36
Primary                         72.16     10.51      0.04      3.68     0.03      1.01     26.16     58.56
Secondary                       73.36     21.65      0.00      7.13     0.00      0.00     37.01     34.21
----------------------------------------------------------------------------------------------------------
Total:                          72.03     11.11      0.10      3.92     0.03      0.99     26.89     56.96
----------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Purpose                          Count            Balance    Percent      GWAC    Margin    Net Margin       Age       FICO
-------------------------------------------------------------------------------------------------------------------------------
CashOut                         1,872      434,856,837.85      62.06     5.924     3.060        2.683          2        702
Purchase                          654      157,692,974.85      22.51     5.832     2.967        2.590          2        722
RateTerm                          518      108,130,889.58      15.43     5.885     3.020        2.643          2        701
-------------------------------------------------------------------------------------------------------------------------------
Total:                          3,044      700,680,702.28     100.00     5.897     3.033        2.656          2        706
-------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
Purpose                        LTV      %NoPP       %1S      %1H       %2S      %2H       %3S     %3H
-----------------------------------------------------------------------------------------------------
CashOut                      69.37       9.12      0.06     2.88      0.05     0.90     24.70   62.28
Purchase                     78.18      16.01      0.13     7.33      0.00     1.41     31.84   43.27
RateTerm                     73.77      11.99      0.20     3.14      0.00     0.71     28.44   55.53
-----------------------------------------------------------------------------------------------------
Total:                       72.03      11.11      0.10     3.92      0.03     0.99     26.89   56.96
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
Documentation Type              Count            Balance    Percent      GWAC    Margin    Net Margin       Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
F - Full Doc                      611     127,455,666.86      18.19     5.765     2.900        2.523          2        709
I - No Income No Asset            768     175,231,459.85      25.01     5.974     3.109        2.732          2        714
R - Stated Income               1,561     375,320,922.68      53.57     5.923     3.060        2.683          2        699
X - Fast Forward                  104      22,672,652.89       3.24     5.627     2.762        2.385          2        753
-----------------------------------------------------------------------------------------------------------------------------
Total:                          3,044     700,680,702.28     100.00     5.897     3.033        2.656          2        706
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
Documentation Type              LTV      %NoPP       %1S      %1H       %2S      %2H       %3S     %3H
------------------------------------------------------------------------------------------------------
F - Full Doc                  77.68      13.94      0.37     4.74      0.00     0.62     31.69   48.65
I - No Income No Asset        65.13       6.80      0.00     1.97      0.00     0.72     22.23   68.28
R - Stated Income             73.54      11.47      0.06     4.49      0.00     1.27     27.10   55.61
X - Fast Forward              68.63      22.76      0.00     5.02      0.95     0.43     32.39   38.45
------------------------------------------------------------------------------------------------------
Total:                        72.03      11.11      0.10     3.92      0.03     0.99     26.89   56.96
------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 1
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
Lien Position                      Count               Balance      Percent       GWAC    Margin    Net Margin   Age      FICO
---------------------------------------------------------------------------------------------------------------------------------
1                                   3,044          700,680,702.28    100.00       5.897     3.033     2.656         2       706
---------------------------------------------------------------------------------------------------------------------------------
Total:                              3,044          700,680,702.28    100.00       5.897     3.033     2.656         2       706
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
Lien Position                     LTV     %NoPP        %1S       %1H       %2S       %2H       %3S       %3H
-------------------------------------------------------------------------------------------------------------
1                                72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
-------------------------------------------------------------------------------------------------------------
Total:                           72.03     11.11       0.10      3.92      0.03      0.99     26.89     56.96
-------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
Gross Margins                   Count            Balance    Percent       GWAC   Margin    Net Margin       Age       FICO
----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                       3          630,800.00      0.09      4.827    1.962        1.585          2        775
2.001 - 2.500                     113       27,505,608.23      3.93      5.196    2.331        1.954          2        710
2.501 - 3.000                   1,061      246,589,441.96     35.19      5.696    2.831        2.454          2        719
3.001 - 3.500                   1,828      417,487,390.90     59.58      6.052    3.189        2.812          2        699
3.501 - 4.000                      37        8,117,961.19      1.16      6.487    3.622        3.245          2        688
4.001 - 4.500                       2          349,500.00      0.05      6.915    4.050        3.673          1        703
----------------------------------------------------------------------------------------------------------------------------
Total:                          3,044      700,680,702.28    100.00      5.897    3.033        2.656          2        706
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
Gross Margins                 LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
----------------------------------------------------------------------------------------------------
1.501 - 2.000               76.60       0.00     0.00      0.00     0.00      0.00    27.74    72.26
2.001 - 2.500               72.45      33.44     0.00      8.91     0.00      5.10    25.65    26.90
2.501 - 3.000               71.30      23.84     0.09      9.27     0.09      1.31    38.03    27.36
3.001 - 3.500               72.38       2.31     0.11      0.52     0.00      0.54    20.72    75.80
3.501 - 4.000               74.24       3.15     0.00      0.00     0.00      0.00    10.87    85.97
4.001 - 4.500               77.41       0.00     0.00      0.00     0.00      0.00     0.00   100.00
----------------------------------------------------------------------------------------------------
Total:                      72.03      11.11     0.10      3.92     0.03      0.99    26.89    56.96
----------------------------------------------------------------------------------------------------
min:  1.900
max:  4.050
wa:   3.033
----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Life Time Cap                   Count            Balance    Percent      GWAC   Margin    Net Margin       Age       FICO
--------------------------------------------------------------------------------------------------------------------------
8.950                               1         194,750.00      0.03      5.915    3.050        2.673          1        709
9.950                           3,041     699,973,526.38     99.90      5.897    3.033        2.656          2        706
10.950                              1         292,800.57      0.04      5.615    2.750        2.373          2        642
11.950                              1         219,625.33      0.03      5.615    2.750        2.373          3        795
--------------------------------------------------------------------------------------------------------------------------
Total:                          3,044     700,680,702.28    100.00      5.897    3.033        2.656          2        706
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
Life Time Cap                      LTV      %NoPP      %1S       %1H      %2S       %2H      %3S      %3H
---------------------------------------------------------------------------------------------------------
8.950                            95.00       0.00     0.00      0.00     0.00      0.00     0.00   100.00
9.950                            72.03      11.09     0.10      3.89     0.03      0.99    26.91    56.99
10.950                           78.27       0.00     0.00    100.00     0.00      0.00     0.00     0.00
11.950                           44.89     100.00     0.00      0.00     0.00      0.00     0.00     0.00
---------------------------------------------------------------------------------------------------------
Total:                           72.03      11.11     0.10      3.92     0.03      0.99    26.89    56.96
---------------------------------------------------------------------------------------------------------
min:  8.950
max:  11.950
wa: 9.951
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
Months to Roll                  Count             Balance    Percent      GWAC    Margin    Net Margin      Age      FICO
---------------------------------------------------------------------------------------------------------------------------
1                               3,044      700,680,702.28     100.00     5.897     3.033       2.656         2        706
---------------------------------------------------------------------------------------------------------------------------
Total:                          3,044      700,680,702.28     100.00     5.897     3.033       2.656         2        706
---------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
Months to Roll                 LTV     %NoPP        %1S      %1H       %2S      %2H       %3S       %3H
-------------------------------------------------------------------------------------------------------
1                            72.03      11.11      0.10     3.92      0.03     0.99     26.89     56.96
-------------------------------------------------------------------------------------------------------
Total:                       72.03      11.11      0.10     3.92      0.03     0.99     26.89     56.96
-------------------------------------------------------------------------------------------------------
min: 1
max: 1
wa: 1
-------------------------------------------------------------------------------------------------------











------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                        INDX 2005-AR18                                                      Group 2
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================



------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
As of Date: 20050901
Count: 1,436
Current Balance: $699,755,009.95
AverageCurBal: $487,294.58
OrigWAC: 1.015
GWAC: 5.7048
NetWAC: 5.3278
GrossMargin: 2.8433
NetMargin: 2.4663
FICO: 705
OLTV: 72.99
%CA: 66.25%
WALA: 2
OrigTerm: 360
WAM: 358
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9493
MTR: 1
CurrLTV: 72.96
Maximum 1 Zip Concentration: 0.621%
------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty           Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
No Prepay                      238       121,727,483.93          17.40       5.483        2.638           2.261         2       711
1YR SOFT                         4         2,124,784.78           0.30       5.523        2.658           2.281         1       719
1YR HARD                       153        77,181,569.39          11.03       5.490        2.625           2.248         2       705
2YR SOFT                         1           650,000.00           0.09       5.565        2.700           2.323         2       676
2YR HARD                        31        15,476,353.48           2.21       5.496        2.631           2.254         2       711
3YR SOFT                       414       203,723,854.44          29.11       5.685        2.820           2.443         2       711
3YR HARD                       595       278,870,963.93          39.85       5.889        3.024           2.647         2       697
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Prepayment Penalty             LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
No Prepay                    72.70       100.00      0.00       0.00        0.00       0.00       0.00        0.00
1YR SOFT                     78.53         0.00    100.00       0.00        0.00       0.00       0.00        0.00
1YR HARD                     74.06         0.00      0.00     100.00        0.00       0.00       0.00        0.00
2YR SOFT                     68.42         0.00      0.00       0.00      100.00       0.00       0.00        0.00
2YR HARD                     72.54         0.00      0.00       0.00        0.00     100.00       0.00        0.00
3YR SOFT                     72.17         0.00      0.00       0.00        0.00       0.00     100.00        0.00
3YR HARD                     73.43         0.00      0.00       0.00        0.00       0.00       0.00      100.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Original Rate                Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                1,412       689,309,939.39          98.51       5.708        2.843           2.466         2       704
1.751 - 2.000                   24        10,445,070.56           1.49       5.497        2.866           2.489         2       721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Original Rate                  LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                72.96        17.16      0.31      11.14        0.09       2.25      29.08       39.97
1.751 - 2.000                75.09        33.00      0.00       3.45        0.00       0.00      31.23       32.33
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min:      1.000
max:      2.000
wa:       1.015
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 1 of 7


                                                        INDX 2005-AR18                                                      Group 2
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
Current Rate                 Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                    1           625,000.00           0.09       2.000        3.050           2.673         0       721
4.751 - 5.000                   19         9,524,350.45           1.36       4.890        2.025           1.648         2       726
5.001 - 5.250                   59        33,593,064.16           4.80       5.132        2.267           1.890         2       729
5.251 - 5.500                  184        95,504,133.33          13.65       5.380        2.515           2.138         2       715
5.501 - 5.750                  433       220,226,807.22          31.47       5.623        2.758           2.381         2       710
5.751 - 6.000                  468       220,139,098.80          31.46       5.854        2.989           2.612         2       700
6.001 - 6.250                  257       113,381,664.56          16.20       6.066        3.201           2.824         2       689
6.251 - 6.500                   13         5,853,839.90           0.84       6.299        3.434           3.057         2       655
6.501 - 6.750                    1           463,814.30           0.07       6.615        3.750           3.373         4       675
6.751 - 7.000                    1           443,237.23           0.06       6.765        3.900           3.523         5       631
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Current Rate                   LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                35.71       100.00      0.00       0.00        0.00       0.00       0.00        0.00
4.751 - 5.000                73.25        23.05      0.00       0.00        0.00       5.41      33.19       38.34
5.001 - 5.250                70.79        60.12      0.00      15.30        0.00       6.66      10.87        7.05
5.251 - 5.500                72.47        33.22      1.26      36.33        0.00       5.29      18.17        5.74
5.501 - 5.750                71.16        18.46      0.42      13.53        0.30       1.70      44.77       20.82
5.751 - 6.000                74.21        11.32      0.00       3.06        0.00       1.78      33.65       50.18
6.001 - 6.250                75.40         1.25      0.00       0.70        0.00       0.00       6.08       91.97
6.251 - 6.500                73.89         0.00      0.00       0.00        0.00       0.00       0.00      100.00
6.501 - 6.750                80.00         0.00      0.00       0.00        0.00       0.00       0.00      100.00
6.751 - 7.000                75.00         0.00      0.00       0.00        0.00       0.00       0.00      100.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 2.0000
max: 6.7650
wa:  5.7048
-------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Conforming                   Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
JUMBO                        1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Conforming                     LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
JUMBO                        72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Principal Balance            Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00        385       146,139,798.18          20.88       5.762        2.897           2.520         2       706
400,000.01 - 450,000.00        336       143,436,068.76          20.50       5.768        2.903           2.526         2       701
450,000.01 - 500,000.00        286       136,987,870.54          19.58       5.740        2.875           2.498         2       706
500,000.01 - 550,000.00        122        64,077,358.81           9.16       5.669        2.804           2.427         2       699
550,000.01 - 600,000.00        109        63,078,539.07           9.01       5.700        2.835           2.458         2       697
600,000.01 - 750,000.00        145        94,690,198.20          13.53       5.616        2.777           2.400         2       705
750,000.01 - 850,000.00         16        12,965,889.18           1.85       5.482        2.617           2.240         2       721
850,000.01 - 950,000.00         19        17,098,753.90           2.44       5.568        2.703           2.326         2       710
950,000.01 - 1,000,000.00       10         9,961,365.93           1.42       5.461        2.596           2.219         2       729
1,000,000.01 - 1,250,000.00      3         3,524,574.79           0.50       5.550        2.685           2.308         2       729
1,250,000.01 - 1,500,000.00      4         5,589,859.15           0.80       5.371        2.506           2.129         3       715
2,000,000.01 - 2,250,000.00      1         2,204,733.44           0.32       5.165        2.300           1.923         3       785
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Principal Balance              LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00      73.46        15.40      0.26       5.39        0.00       0.80      29.86       48.29
400,000.01 - 450,000.00      74.49        15.12      0.00      11.32        0.00       3.90      27.35       42.31
450,000.01 - 500,000.00      74.18        16.03      0.00      12.97        0.00       1.37      28.02       41.60
500,000.01 - 550,000.00      73.23        19.75      0.85      13.19        0.00       3.24      27.17       35.79
550,000.01 - 600,000.00      74.55        16.55      0.91      12.98        0.00       0.92      23.86       44.78
600,000.01 - 750,000.00      71.53        18.06      0.66      15.82        0.69       3.53      33.29       27.96
750,000.01 - 850,000.00      65.23        18.92      0.00       6.40        0.00       6.52      43.60       24.57
850,000.01 - 950,000.00      66.58        16.12      0.00      10.24        0.00       0.00      37.05       36.59
950,000.01 - 1,000,000.00    65.70        39.84      0.00       0.00        0.00       0.00      50.12       10.04
1,000,000.01 - 1,250,000.00  50.94        34.05      0.00      31.21        0.00       0.00       0.00       34.74
1,250,000.01 - 1,500,000.00  65.85        49.94      0.00       0.00        0.00       0.00      26.80       23.26
2,000,000.01 - 2,250,000.00  65.00       100.00      0.00       0.00        0.00       0.00       0.00        0.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min:   358,283.49
max:   2,204,733.44
avg:   487,294.58
-------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Original Term                Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
360                          1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Original Term                  LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
360                          72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min:       360
max:       360
wa:        360
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 2 of 7


                                                        INDX 2005-AR18                                                      Group 2
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================




-----------------------------------------------------------------------------------------------------------------------------------
RemTerm                      Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
352                              1           358,563.12           0.05       5.715        2.850           2.473         8       674
354                              4         1,845,812.36           0.26       5.635        2.770           2.393         6       704
355                              3         1,397,460.73           0.20       5.786        2.921           2.544         5       675
356                              7         4,541,111.06           0.65       5.836        2.971           2.594         4       711
357                             51        28,722,959.56           4.10       5.571        2.706           2.329         3       722
358                            783       380,515,127.12          54.38       5.709        2.844           2.467         2       704
359                            586       281,748,976.00          40.26       5.718        2.853           2.476         1       703
360                              1           625,000.00           0.09       2.000        3.050           2.673         0       721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
RemTerm                        LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
352                          75.00         0.00      0.00       0.00        0.00       0.00     100.00        0.00
354                          78.10        33.25      0.00       0.00        0.00       0.00      45.05       21.71
355                          71.31        35.31      0.00       0.00        0.00       0.00      32.97       31.72
356                          69.24        13.01      0.00       0.00        0.00       0.00      68.01       18.98
357                          71.89        49.45      0.00       7.90        0.00       0.00      29.16       13.49
358                          73.15        17.87      0.24      12.39        0.17       2.10      28.11       39.13
359                          73.02        13.21      0.43       9.86        0.00       2.66      29.69       44.16
360                          35.71       100.00      0.00       0.00        0.00       0.00       0.00        0.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 352
max: 360
wa: 358
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
Age                          Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
0                                1           625,000.00           0.09       2.000        3.050           2.673         0       721
1                              586       281,748,976.00          40.26       5.718        2.853           2.476         1       703
2                              783       380,515,127.12          54.38       5.709        2.844           2.467         2       704
3                               51        28,722,959.56           4.10       5.571        2.706           2.329         3       722
4                                7         4,541,111.06           0.65       5.836        2.971           2.594         4       711
5                                3         1,397,460.73           0.20       5.786        2.921           2.544         5       675
6                                4         1,845,812.36           0.26       5.635        2.770           2.393         6       704
8                                1           358,563.12           0.05       5.715        2.850           2.473         8       674
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Age                            LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
0                            35.71       100.00      0.00       0.00        0.00       0.00       0.00        0.00
1                            73.02        13.21      0.43       9.86        0.00       2.66      29.69       44.16
2                            73.15        17.87      0.24      12.39        0.17       2.10      28.11       39.13
3                            71.89        49.45      0.00       7.90        0.00       0.00      29.16       13.49
4                            69.24        13.01      0.00       0.00        0.00       0.00      68.01       18.98
5                            71.31        35.31      0.00       0.00        0.00       0.00      32.97       31.72
6                            78.10        33.25      0.00       0.00        0.00       0.00      45.05       21.71
8                            75.00         0.00      0.00       0.00        0.00       0.00     100.00        0.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 0
max: 8
wa: 2
-------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
First Payment Date           Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
2005-02-01                       1           358,563.12           0.05       5.715        2.850           2.473         8       674
2005-04-01                       4         1,845,812.36           0.26       5.635        2.770           2.393         6       704
2005-05-01                       3         1,397,460.73           0.20       5.786        2.921           2.544         5       675
2005-06-01                       7         4,541,111.06           0.65       5.836        2.971           2.594         4       711
2005-07-01                      51        28,722,959.56           4.10       5.571        2.706           2.329         3       722
2005-08-01                     783       380,515,127.12          54.38       5.709        2.844           2.467         2       704
2005-09-01                     586       281,748,976.00          40.26       5.718        2.853           2.476         1       703
2005-10-01                       1           625,000.00           0.09       2.000        3.050           2.673         0       721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
First Payment Date             LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
2005-02-01                   75.00         0.00      0.00       0.00        0.00       0.00     100.00        0.00
2005-04-01                   78.10        33.25      0.00       0.00        0.00       0.00      45.05       21.71
2005-05-01                   71.31        35.31      0.00       0.00        0.00       0.00      32.97       31.72
2005-06-01                   69.24        13.01      0.00       0.00        0.00       0.00      68.01       18.98
2005-07-01                   71.89        49.45      0.00       7.90        0.00       0.00      29.16       13.49
2005-08-01                   73.15        17.87      0.24      12.39        0.17       2.10      28.11       39.13
2005-09-01                   73.02        13.21      0.43       9.86        0.00       2.66      29.69       44.16
2005-10-01                   35.71       100.00      0.00       0.00        0.00       0.00       0.00        0.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 3 of 7


                                                        INDX 2005-AR18                                                      Group 2
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
States                       Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
AL                               2         1,050,000.00           0.15       5.729        2.864           2.487         1       716
AZ                              21        10,515,549.79           1.50       5.696        2.831           2.454         2       710
CA                             941       463,608,771.61          66.25       5.704        2.845           2.468         2       706
CO                              10         4,457,585.30           0.64       5.584        2.719           2.342         2       718
CT                              11         6,768,654.91           0.97       5.761        2.896           2.519         2       684
DC                               3         1,845,955.03           0.26       5.479        2.614           2.237         2       674
DE                               1           464,889.49           0.07       6.015        3.150           2.773         2       757
FL                              86        41,921,723.72           5.99       5.679        2.814           2.437         2       698
GA                               5         2,066,406.17           0.30       5.717        2.852           2.475         1       682
HI                               3         1,846,000.00           0.26       5.571        2.706           2.329         1       709
IA                               1           462,894.26           0.07       5.515        2.650           2.273         2       682
IL                              16         8,100,560.27           1.16       5.844        2.979           2.602         1       697
LA                               1           412,000.00           0.06       5.515        2.650           2.273         2       677
MA                              27        12,176,427.50           1.74       5.752        2.887           2.510         2       699
MD                              30        13,920,487.32           1.99       5.654        2.789           2.412         2       695
ME                               2         1,142,000.00           0.16       5.630        2.765           2.388         1       686
MI                               9         3,967,897.17           0.57       5.791        2.926           2.549         2       691
MN                               8         3,761,554.86           0.54       5.700        2.835           2.458         1       716
MO                               1           388,000.00           0.06       5.565        2.700           2.323         1       747
NC                               3         1,334,394.44           0.19       5.395        2.530           2.153         2       731
NJ                              72        33,680,860.72           4.81       5.709        2.844           2.467         2       697
NV                              15         7,098,753.63           1.01       5.742        2.877           2.500         2       700
NY                              72        36,095,480.53           5.16       5.705        2.840           2.463         1       708
OR                               1           520,000.00           0.07       5.765        2.900           2.523         1       782
PA                               4         1,616,281.05           0.23       5.731        2.866           2.489         2       727
RI                               4         1,585,088.48           0.23       5.414        2.549           2.172         2       701
SC                               5         2,132,638.64           0.30       5.713        2.848           2.471         2       741
TN                               1           750,000.00           0.11       5.715        2.850           2.473         1       735
TX                               3         1,543,231.46           0.22       5.692        2.827           2.450         2       673
UT                               2           760,000.00           0.11       6.062        3.197           2.820         2       671
VA                              66        29,462,065.82           4.21       5.718        2.853           2.476         2       700
VT                               1           439,500.00           0.06       5.865        3.000           2.623         2       653
WA                               8         3,433,357.78           0.49       5.850        2.985           2.608         2       710
WI                               1           426,000.00           0.06       6.015        3.150           2.773         1       677
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
States                         LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
AL                           77.55         0.00      0.00       0.00        0.00       0.00      42.86       57.14
AZ                           74.31         5.09      0.00      16.13        0.00       0.00      58.57       20.21
CA                           72.85        19.41      0.46      14.05        0.00       2.07      26.79       37.23
CO                           75.40        23.39      0.00       0.00        0.00       0.00      47.67       28.94
CT                           73.26        23.62      0.00       0.00        0.00       0.00      40.33       36.05
DC                           70.93         0.00      0.00       0.00        0.00       0.00      71.02       28.98
DE                           77.67         0.00      0.00       0.00        0.00       0.00       0.00      100.00
FL                           71.74         9.63      0.00       3.73        0.00       3.23      30.69       52.72
GA                           78.22        22.16      0.00       0.00        0.00       0.00      59.84       18.00
HI                           68.79         0.00      0.00       0.00        0.00       0.00      64.79       35.21
IA                           80.00         0.00      0.00       0.00        0.00       0.00     100.00        0.00
IL                           76.33        15.20      0.00       0.00        8.02       0.00      25.04       51.74
LA                           80.00         0.00      0.00       0.00        0.00       0.00       0.00      100.00
MA                           73.28        11.49      0.00       3.86        0.00       3.61      34.22       46.81
MD                           75.53        22.12      0.00       2.64        0.00       2.92      29.82       42.50
ME                           54.15         0.00      0.00       0.00        0.00       0.00     100.00        0.00
MI                           74.49         9.07      0.00      10.86        0.00       0.00      22.73       57.34
MN                           79.46        29.03      0.00       0.00        0.00       0.00      27.05       43.92
MO                           80.00         0.00      0.00       0.00        0.00       0.00     100.00        0.00
NC                           68.61        37.88      0.00       0.00        0.00      62.12       0.00        0.00
NJ                           73.06        14.98      0.00       3.50        0.00       2.08      35.05       44.40
NV                           75.79        11.10      0.00      15.95        0.00       0.00      46.56       26.39
NY                           70.79        14.17      0.00       5.58        0.00       2.67      29.63       47.94
OR                           80.00         0.00      0.00       0.00        0.00       0.00     100.00        0.00
PA                           79.99        24.44      0.00       0.00        0.00       0.00       0.00       75.56
RI                           72.76        24.07      0.00      23.66        0.00       0.00      26.02       26.24
SC                           78.46        64.40      0.00       0.00        0.00       0.00      18.76       16.84
TN                           68.18         0.00      0.00       0.00        0.00       0.00     100.00        0.00
TX                           69.13        28.44      0.00       0.00        0.00       0.00      43.95       27.60
UT                           73.11         0.00      0.00       0.00        0.00       0.00       0.00      100.00
VA                           74.44         8.31      0.00       9.52        0.00       4.06      24.04       54.07
VT                           75.00       100.00      0.00       0.00        0.00       0.00       0.00        0.00
WA                           74.16         0.00      0.00       0.00        0.00       0.00      45.00       55.00
WI                           77.45         0.00      0.00       0.00        0.00       0.00       0.00      100.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
City                         Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                     52        28,589,752.69           4.09       5.623        2.758           2.381         2       711
SAN JOSE                        38        18,499,377.07           2.64       5.731        2.866           2.489         2       696
SAN DIEGO                       27        12,725,801.84           1.82       5.741        2.876           2.499         2       712
CORONA                          19         8,657,758.80           1.24       5.559        2.694           2.317         2       717
IRVINE                          16         7,988,842.09           1.14       5.583        2.718           2.341         2       715
BROOKLYN                        12         6,360,845.00           0.91       5.795        2.930           2.553         1       700
ANTIOCH                         13         5,937,405.90           0.85       5.886        3.021           2.644         2       684
SAN FRANCISCO                   11         5,779,113.61           0.83       5.638        2.773           2.396         2       738
ELK GROVE                       13         5,645,863.75           0.81       5.708        2.843           2.466         2       709
FULLERTON                       11         5,493,387.35           0.79       5.778        2.913           2.536         2       715
SANTA ROSA                      10         4,914,700.14           0.70       5.534        2.669           2.292         1       699
HAYWARD                         11         4,743,919.60           0.68       5.840        2.975           2.598         2       693
Other                        1,203       584,418,242.11          83.52       5.708        2.848           2.471         2       704
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
City                           LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
LOS ANGELES                  71.20        24.86      0.00      24.82        0.00       0.00      25.20       25.11
SAN JOSE                     71.98         2.69      0.00      17.74        0.00       6.07      29.56       43.93
SAN DIEGO                    74.83        17.83      0.00      12.97        0.00       3.39      30.43       35.37
CORONA                       77.06        12.81      6.27      16.04        0.00       0.00      40.05       24.83
IRVINE                       75.23        31.89      0.00      16.06        0.00       0.00      46.36        5.69
BROOKLYN                     71.87         0.00      0.00      11.00        0.00       7.89      27.18       53.93
ANTIOCH                      75.80         0.00      0.00       0.00        0.00       0.00      21.97       78.03
SAN FRANCISCO                64.37         7.96      0.00      11.22        0.00      14.62      16.27       49.93
ELK GROVE                    76.45        16.04      0.00      14.93        0.00       0.00      21.93       47.10
FULLERTON                    76.24        27.64      0.00      27.54        0.00       0.00       7.27       37.55
SANTA ROSA                   74.31        18.62      0.00      23.77        0.00      11.05      26.48       20.09
HAYWARD                      74.69        26.52      0.00      10.54        0.00       0.00       8.85       54.09
Other                        72.96        17.65      0.27       9.77        0.11       2.06      29.55       40.59
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 4 of 7


                                                        INDX 2005-AR18                                                      Group 2
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
Original LTV                 Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                  37        18,857,267.79           2.69       5.461        2.725           2.348         2       745
50.001 - 60.000                 92        47,684,329.18           6.81       5.568        2.703           2.326         2       711
60.001 - 70.000                281       150,891,104.23          21.56       5.627        2.762           2.385         2       711
70.001 - 75.000                312       154,001,356.88          22.01       5.836        2.971           2.594         2       690
75.001 - 80.000                702       323,390,835.14          46.21       5.715        2.850           2.473         2       705
80.001 - 85.000                  7         3,023,345.19           0.43       5.725        2.860           2.483         2       695
85.001 - 90.000                  3         1,170,996.54           0.17       5.337        2.472           2.095         2       674
90.001 - 95.000                  2           735,775.00           0.11       5.217        2.352           1.975         1       661
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Original LTV                   LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
0.001 - 50.000               41.57        21.87      0.00       4.92        0.00       2.47      32.97       37.76
50.001 - 60.000              56.78        16.39      0.00       8.49        0.00       2.85      36.74       35.52
60.001 - 70.000              66.74        17.53      0.00      11.99        0.43       2.61      33.26       34.18
70.001 - 75.000              73.93        18.10      0.00       9.23        0.00       0.96      25.80       45.92
75.001 - 80.000              79.47        16.90      0.66      12.34        0.00       2.54      27.36       40.20
80.001 - 85.000              84.35        14.48      0.00       0.00        0.00       0.00      25.62       59.91
85.001 - 90.000              89.62        31.64      0.00       0.00        0.00       0.00      37.28       31.08
90.001 - 95.000              95.00         0.00      0.00       0.00        0.00       0.00      50.29       49.71
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 18.608
max: 95.000
wa:  72.995
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
Curr LTV                     Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                  37        18,857,267.79           2.69       5.461        2.725           2.348         2       745
50.001 - 60.000                 92        47,684,329.18           6.81       5.568        2.703           2.326         2       711
60.001 - 70.000                281       150,891,104.23          21.56       5.627        2.762           2.385         2       711
70.001 - 75.000                312       154,206,570.66          22.04       5.833        2.968           2.591         2       691
75.001 - 80.000                700       322,376,306.48          46.07       5.716        2.851           2.474         2       705
80.001 - 85.000                  9         3,832,660.07           0.55       5.784        2.919           2.542         3       697
85.001 - 90.000                  3         1,170,996.54           0.17       5.337        2.472           2.095         2       674
90.001 - 95.000                  2           735,775.00           0.11       5.217        2.352           1.975         1       661
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Curr LTV                       LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
0.001 - 50.000               41.57        21.87      0.00       4.92        0.00       2.47      32.97       37.76
50.001 - 60.000              56.78        16.39      0.00       8.49        0.00       2.85      36.74       35.52
60.001 - 70.000              66.74        17.53      0.00      11.99        0.43       2.61      33.26       34.18
70.001 - 75.000              73.93        18.07      0.00       9.21        0.00       0.96      26.19       45.57
75.001 - 80.000              79.48        16.95      0.66      12.38        0.00       2.55      27.12       40.34
80.001 - 85.000              83.43        11.42      0.00       0.00        0.00       0.00      30.87       57.71
85.001 - 90.000              89.62        31.64      0.00       0.00        0.00       0.00      37.28       31.08
90.001 - 95.000              95.00         0.00      0.00       0.00        0.00       0.00      50.29       49.71
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 18.608
max: 95.000
wa:  72.960
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
FICO                         Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
620 - 659                      222       104,847,795.43          14.98       5.819        2.954           2.577         2       643
660 - 699                      515       250,022,001.50          35.73       5.737        2.872           2.495         2       678
700 - 749                      424       208,289,765.85          29.77       5.672        2.819           2.442         2       723
750 - 799                      261       130,182,003.56          18.60       5.605        2.740           2.363         2       771
800 - 819                       14         6,413,443.61           0.92       5.667        2.802           2.425         2       805
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
FICO                           LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
620 - 659                    73.99        17.02      0.00      10.37        0.00       0.43      24.44       47.73
660 - 699                    73.85        15.56      0.23      10.22        0.26       2.95      26.96       43.81
700 - 749                    73.10        15.62      0.30      13.97        0.00       1.71      29.83       38.57
750 - 799                    70.41        23.73      0.71       8.94        0.00       3.14      35.88       27.60
800 - 819                    71.97        24.18      0.00       0.00        0.00       0.00      28.90       46.92
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 620
max: 814
wa: 705
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
PMI                          Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                     1,424       694,824,893.22          99.30       5.706        2.844           2.467         2       705
Insured and OLTV > 80%          12         4,930,116.73           0.70       5.557        2.692           2.315         2       685
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PMI                            LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
OLTV<=80                     72.89        17.40      0.31      11.11        0.09       2.23      29.09       39.77
Insured and OLTV > 80%       87.19        16.39      0.00       0.00        0.00       0.00      32.07       51.54
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 5 of 7


                                                        INDX 2005-AR18                                                      Group 2
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
Property Type                Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                    123        57,913,094.08           8.28       5.678        2.813           2.436         2       714
Multi Family                    19        10,521,461.18           1.50       5.722        2.857           2.480         2       698
Planned Unit Development       274       133,305,921.82          19.05       5.665        2.818           2.441         2       704
Single Family                1,010       493,596,444.88          70.54       5.718        2.853           2.476         2       704
Townhouse                       10         4,418,087.99           0.63       5.772        2.907           2.530         2       705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Property Type                  LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
Condominium                  73.90        19.75      0.00      19.06        0.00       3.16      30.47       27.56
Multi Family                 71.65        10.71      0.00      10.53        0.00       4.77      24.63       49.36
Planned Unit Development     73.59        15.62      0.00      10.38        0.00       2.27      38.76       32.98
Single Family                72.74        17.81      0.43      10.37        0.13       2.05      26.44       42.77
Townhouse                    74.68        10.41      0.00       0.00        0.00       0.00      29.46       60.13
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Code               Count              Balance        Percent        GWAC      Margin       Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
Investment                      12         5,514,953.83           0.79       5.443       3.021            2.644         2       753
Primary                      1,401       683,788,799.33          97.72       5.708       2.843            2.466         2       704
Secondary                       23        10,451,256.79           1.49       5.634       2.769            2.392         2       729
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705       2.843            2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Occupancy Code                 LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
Investment                   64.27        47.84      0.00       6.53        0.00       0.00      30.48       15.15
Primary                      73.17        17.16      0.31      11.23        0.10       2.21      28.82       40.18
Secondary                    66.21        17.07      0.00       0.00        0.00       3.63      47.57       31.74
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
Purpose                      Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
CashOut                        832       402,829,448.18          57.57       5.752        2.887           2.510         2       702
Purchase                       415       200,049,476.45          28.59       5.661        2.796           2.419         2       711
RateTerm                       189        96,876,085.32          13.84       5.599        2.759           2.382         2       701
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Purpose                        LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
CashOut                      70.69        12.67      0.14      10.26        0.16       2.37      30.81       43.57
Purchase                     77.70        22.30      0.58      14.40        0.00       1.82      27.91       32.98
RateTerm                     72.88        26.90      0.40       7.24        0.00       2.35      24.52       38.59
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
Documentation Type           Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
F - Full Doc                   170        86,405,696.77          12.35       5.518        2.653           2.276         2       714
I - No Income No Asset         279       132,452,623.58          18.93       5.825        2.960           2.583         2       708
R - Stated Income              956       467,735,646.99          66.84       5.715        2.855           2.478         2       700
X - Fast Forward                31        13,161,042.61           1.88       5.362        2.497           2.120         2       761
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Documentation Type             LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
F - Full Doc                 74.29        26.23      0.00       4.63        0.00       1.65      36.45       31.04
I - No Income No Asset       69.03        14.26      0.29       9.72        0.49       1.78      24.94       48.53
R - Stated Income            73.99        16.23      0.37      12.33        0.00       2.31      28.77       39.98
X - Fast Forward             68.98        32.43      0.00      20.06        0.00       6.79      35.02        5.70
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
Lien Position                Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
1                            1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Lien Position                  LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
1                            72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
Gross Margins                Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                    8         4,257,750.00           0.61       4.837        1.972           1.595         1       716
2.001 - 2.500                  164        88,553,717.95          12.65       5.226        2.361           1.984         2       727
2.501 - 3.000                  809       400,053,566.90          57.17       5.664        2.799           2.422         2       706
3.001 - 3.500                  452       205,567,914.92          29.38       6.003        3.149           2.772         2       692
3.501 - 4.000                    3         1,322,060.18           0.19       6.603        3.738           3.361         4       667
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Gross Margins                  LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                77.74        12.87      0.00       0.00        0.00       0.00      53.93       33.20
2.001 - 2.500                70.82        48.08      0.70      23.54        0.00       6.10      13.05        8.52
2.501 - 3.000                72.17        18.64      0.38      13.67        0.16       2.52      40.82       23.81
3.001 - 3.500                75.41         1.96      0.00       0.80        0.00       0.00      12.92       84.32
3.501 - 4.000                78.32         0.00      0.00       0.00        0.00       0.00       0.00      100.00
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 1.900
max: 3.900
wa:  2.843
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 6 of 7


                                                        INDX 2005-AR18                                                      Group 2
Goldman, Sachs & Co.                              Cut-off - September 1, 2005
                               Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
Life Time Cap                Count              Balance        Percent        GWAC       Margin      Net Margin       Age      FICO
-----------------------------------------------------------------------------------------------------------------------------------
8.950                            1           381,588.48           0.05       5.465        2.600           2.223         2       672
9.750                            1           447,000.00           0.06       5.465        2.600           2.223         2       621
9.950                        1,434       698,926,421.47          99.88       5.705        2.844           2.467         2       705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466         2       705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Life Time Cap                  LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
8.950                        75.00       100.00      0.00       0.00        0.00       0.00       0.00        0.00
9.750                        79.82         0.00      0.00     100.00        0.00       0.00       0.00        0.00
9.950                        72.99        17.36      0.30      10.98        0.09       2.21      29.15       39.90
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min:          8.950
max:          9.950
wa:           9.949
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
Months to Roll               Count              Balance        Percent        GWAC       Margin      Net Margin      Age       FICO
-----------------------------------------------------------------------------------------------------------------------------------
1                            1,436       699,755,009.95         100.00       5.705        2.843           2.466        2        705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1,436       699,755,009.95         100.00       5.705        2.843           2.466        2        705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Months to Roll                 LTV        %NoPP       %1S        %1H         %2S        %2H        %3S         %3H
-------------------------------------------------------------------------------------------------------------------
1                            72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
Total:                       72.99        17.40      0.30      11.03        0.09       2.21      29.11       39.85
-------------------------------------------------------------------------------------------------------------------
min: 1
max: 1
wa: 1
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 7 of 7

             Goldman, Sachs & Co.
                INDX 2005-AR18
           Cut-off - August 1, 2005
               Group 1 Group 2


Selection Criteria: Group 1
Table of Contents

1. Stats
--------
2. Prepayment Penalty
---------------------
3. Original Rate
----------------
4. Current Rate
---------------
5. Conforming
-------------
6. Principal Balance
--------------------
7. Original Term
----------------
8. RemTerm
----------
9. Age
------
10. First Payment Date
----------------------
11. States
----------
12. City
--------
13. Original LTV
----------------
14. Curr LTV
------------
15. FICO
--------
16. PMI
-------
17. Property Type
-----------------
18. Occupancy Code
------------------
19. Purpose
-----------
20. Documentation Type
----------------------
21. Lien Position
-----------------
22. Gross Margins
-----------------
23. Life Time Cap
-----------------
24. Months to Roll
------------------




1. Stats

As of Date: 20050801
Count: 3,044
Current Balance: $700,680,702.28
AverageCurBal: $230,184.20
OrigWAC: 1.076
GWAC: 5.8972
NetWAC: 5.5202
GrossMargin: 3.0333
NetMargin: 2.6563
FICO: 706
OLTV: 72.03
%CA: 34.24%
WALA: 1
OrigTerm: 360
WAM: 359
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9508
MTR: 1
CurrLTV: 72.00
Maximum 1 Zip Concentration: 0.468%

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                     ---




2. Prepayment Penalty

---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                              Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
No Prepay                                           320     77,876,339.41      11.11    5.692     2.827      2.45     1    713
---------------------------------------------------------------------------------------------------------------------------------
1YR SOFT                                              3        682,600.00        0.1    5.897     3.032     2.655     1    698
---------------------------------------------------------------------------------------------------------------------------------
1YR HARD                                            108     27,498,991.92       3.92    5.574     2.709     2.332     1    715
---------------------------------------------------------------------------------------------------------------------------------
2YR SOFT                                              1        214,487.64       0.03    5.415      2.55     2.173     2    746
---------------------------------------------------------------------------------------------------------------------------------
2YR HARD                                             30      6,917,807.66       0.99    5.709     2.844     2.467     0    704
---------------------------------------------------------------------------------------------------------------------------------
3YR SOFT                                            790    188,390,216.01      26.89     5.82     2.955     2.578     1    709
---------------------------------------------------------------------------------------------------------------------------------
3YR HARD                                          1,792    399,100,259.64      56.96    5.999     3.136     2.759     1    703
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Prepayment Penalty                              LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-----------------------------------------------------------------------------------------------------------
No Prepay                                       72.98       100     0       0     0       0      0       0
-----------------------------------------------------------------------------------------------------------
1YR SOFT                                        76.82         0   100       0     0       0      0       0
-----------------------------------------------------------------------------------------------------------
1YR HARD                                        74.13         0     0     100     0       0      0       0
-----------------------------------------------------------------------------------------------------------
2YR SOFT                                        59.72         0     0       0   100       0      0       0
-----------------------------------------------------------------------------------------------------------
2YR HARD                                        70.13         0     0       0     0     100      0       0
-----------------------------------------------------------------------------------------------------------
3YR SOFT                                        71.96         0     0       0     0       0    100       0
-----------------------------------------------------------------------------------------------------------
3YR HARD                                        71.77         0     0       0     0       0      0     100
-----------------------------------------------------------------------------------------------------------
Total:                                          72.03     11.11   0.1    3.92  0.03    0.99  26.89   56.96
-----------------------------------------------------------------------------------------------------------


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                     ---




3. Original Rate

---------------------------------------------------------------------------------------------------------------------------------
Original Rate                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                                     2,771    647,111,075.93      92.35    5.891     3.028     2.651     1    705
---------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                                       273     53,569,626.35       7.65    5.968     3.103     2.726     1    722
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Original Rate                                   LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-----------------------------------------------------------------------------------------------------------
0.751 - 1.000                                   71.61     10.68  0.04    3.75  0.03    1.02   26.44   58.04
-----------------------------------------------------------------------------------------------------------
1.751 - 2.000                                   77.12     16.36   0.8    6.07     0    0.57   32.29   43.91
-----------------------------------------------------------------------------------------------------------
Total:                                          72.03     11.11   0.1    3.92  0.03    0.99   26.89   56.96
-----------------------------------------------------------------------------------------------------------

min: 1.000
max: 2.000
wa: 1.076


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                     ---




4. Current Rate

---------------------------------------------------------------------------------------------------------------------------------
Current Rate                                    Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                                         1        154,000.00       0.02        1      3.05     2.673     0    809
---------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                                        10      2,684,883.79       0.38    4.904     2.039     1.662     1    753
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                                        51     12,996,793.66       1.85    5.122     2.257      1.88     1    701
---------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                                       151     32,898,631.68        4.7    5.398     2.533     2.156     1    730
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                                       552    128,080,405.14      18.28    5.643     2.778     2.401     1    718
---------------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                                     1,013    236,518,590.67      33.76    5.876     3.011     2.634     1    711
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                                     1,105    253,464,787.40      36.17    6.101     3.236     2.859     1    698
---------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                                       145     30,885,716.63       4.41    6.336     3.471     3.094     1    664
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                                        14      2,647,393.31       0.38      6.6     3.735     3.358     1    693
---------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                                         2        349,500.00       0.05    6.915      4.05     3.673     0    703
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Current Rate                                    LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
------------------------------------------------------------------------------------------------------------
0.751 - 1.000                                    57.04        0     0       0     0       0       0    100
------------------------------------------------------------------------------------------------------------
4.751 - 5.000                                    76.83    25.57     0       0     0       0    6.52   67.92
------------------------------------------------------------------------------------------------------------
5.001 - 5.250                                    73.15    23.15     0     9.2     0    2.05   45.58   20.02
------------------------------------------------------------------------------------------------------------
5.251 - 5.500                                    70.59     34.3     0   17.93  0.65     6.4   24.65   16.07
------------------------------------------------------------------------------------------------------------
5.501 - 5.750                                    68.48    17.94  0.17   12.04     0    0.83   39.92   29.11
------------------------------------------------------------------------------------------------------------
5.751 - 6.000                                    70.85    14.87  0.11    2.03     0    0.81   38.08    44.1
------------------------------------------------------------------------------------------------------------
6.001 - 6.250                                    74.78     1.78  0.08    0.07     0    0.56   11.81   85.69
------------------------------------------------------------------------------------------------------------
6.251 - 6.500                                    73.53     0.83     0       0     0    0.44    9.04   89.69
------------------------------------------------------------------------------------------------------------
6.501 - 6.750                                    76.21        0     0       0     0       0    9.22   90.78
------------------------------------------------------------------------------------------------------------
6.751 - 7.000                                    77.41        0     0       0     0       0       0     100
------------------------------------------------------------------------------------------------------------
Total:                                           72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
------------------------------------------------------------------------------------------------------------

min: 1.0000
max: 6.9150
wa: 5.8972


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                     ---




5. Conforming

---------------------------------------------------------------------------------------------------------------------------------
Conforming                                      Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
CONFORMING                                        3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Conforming                                      LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
CONFORMING                                     72.03     11.11   0.1    3.92  0.03    0.99   26.89     56.96
-------------------------------------------------------------------------------------------------------------
Total:                                         72.03     11.11   0.1    3.92  0.03    0.99   26.89     56.96
-------------------------------------------------------------------------------------------------------------


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                     ---




6. Principal Balance

---------------------------------------------------------------------------------------------------------------------------------
Principal Balance                               Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                      2        100,000.00       0.01    6.365       3.5     3.123     1    669
---------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                              124     10,365,793.55       1.48    5.931     3.066     2.689     1    721
---------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                             435     55,703,795.63       7.95    5.898     3.033     2.656     1    711
---------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                             601    107,001,161.14      15.27    5.886     3.028     2.651     1    707
---------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                             625    141,734,702.54      20.23    5.907     3.042     2.665     1    706
---------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                             316     83,127,227.26      11.86    5.908     3.043     2.666     1    708
---------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 350,000.00                             819    255,689,349.86      36.49    5.897     3.032     2.655     1    704
---------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                              92     33,445,640.38       4.77    5.872     3.007      2.63     1    698
---------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                              17      7,264,151.89       1.04    5.861     2.996     2.619     0    719
---------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                              10      4,696,886.34       0.67    5.932     3.067      2.69     1    709
---------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                               3      1,551,993.69       0.22    5.658     2.793     2.416     1    710
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Principal Balance                               LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                 47.4         0     0       0     0       0       0     100
-------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                          62.58      7.75     0    1.52     0    1.62   12.32    76.8
-------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                          69.8      9.57     0    2.19     0    0.96   24.67   62.62
-------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                         70.58      8.41     0    2.67     0    1.02   23.84   64.06
-------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                         71.39      8.77   0.3    3.13  0.15    0.95   26.86   59.84
-------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                         72.67     12.33  0.31     3.8     0    0.96   28.84   53.75
-------------------------------------------------------------------------------------------------------------
275,000.01 - 350,000.00                          73.7     13.07     0     5.7     0    0.86   28.28   52.08
-------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                         71.89     18.38     0    3.26     0    1.08    32.2   45.09
-------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                         69.73         0     0       0     0    5.71   18.27   76.02
-------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                         72.47     10.43     0       0     0       0   30.05   59.51
-------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                         78.19         0     0       0     0       0       0     100
-------------------------------------------------------------------------------------------------------------
Total:                                          72.03     11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------

min: 50,000.00
max: 526,500.00
avg: 230,184.20


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                     ---




7. Original Term

---------------------------------------------------------------------------------------------------------------------------------
Original Term                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
360                                               3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Original Term                                   LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
360                                              72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------
Total:                                           72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------

min: 360
max: 360
wa: 360


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                     ---




8. RemTerm

---------------------------------------------------------------------------------------------------------------------------------
RemTerm                                         Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
353                                                   1        332,896.97       0.05    5.765       2.9     2.523     7    624
---------------------------------------------------------------------------------------------------------------------------------
355                                                   1        220,224.96       0.03    6.615      3.75     3.373     5    801
---------------------------------------------------------------------------------------------------------------------------------
356                                                   3        529,831.51       0.08     5.43     2.565     2.188     4    728
---------------------------------------------------------------------------------------------------------------------------------
357                                                  14      3,649,236.20       0.52    6.009     3.144     2.767     3    715
---------------------------------------------------------------------------------------------------------------------------------
358                                                  82     20,330,191.10        2.9    5.876     3.011     2.634     2    705
---------------------------------------------------------------------------------------------------------------------------------
359                                               1,552    356,012,875.89      50.81    5.889     3.024     2.647     1    708
---------------------------------------------------------------------------------------------------------------------------------
360                                               1,391    319,605,445.65      45.61    5.907     3.044     2.667     0    705
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
RemTerm                                         LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
353                                              48.72      100     0       0     0       0       0       0
-------------------------------------------------------------------------------------------------------------
355                                                 80        0     0       0     0       0       0     100
-------------------------------------------------------------------------------------------------------------
356                                              70.28    38.58     0       0     0       0   61.42       0
-------------------------------------------------------------------------------------------------------------
357                                              74.99    18.78     0       0     0       0   12.15   69.08
-------------------------------------------------------------------------------------------------------------
358                                              70.66    29.84     0    4.49  1.06       0   28.45   36.17
-------------------------------------------------------------------------------------------------------------
359                                              71.93    12.92  0.19    5.18     0    0.93   26.86   53.91
-------------------------------------------------------------------------------------------------------------
360                                              72.22     7.69     0    2.55     0    1.12   26.99   61.66
-------------------------------------------------------------------------------------------------------------
Total:                                           72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------

min: 353
max: 360
wa: 359


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                     ---




9. Age

---------------------------------------------------------------------------------------------------------------------------------
Age                                             Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                                 1,391    319,605,445.65      45.61    5.907     3.044     2.667     0    705
---------------------------------------------------------------------------------------------------------------------------------
1                                                 1,552    356,012,875.89      50.81    5.889     3.024     2.647     1    708
---------------------------------------------------------------------------------------------------------------------------------
2                                                    82     20,330,191.10        2.9    5.876     3.011     2.634     2    705
---------------------------------------------------------------------------------------------------------------------------------
3                                                    14      3,649,236.20       0.52    6.009     3.144     2.767     3    715
---------------------------------------------------------------------------------------------------------------------------------
4                                                     3        529,831.51       0.08     5.43     2.565     2.188     4    728
---------------------------------------------------------------------------------------------------------------------------------
5                                                     1        220,224.96       0.03    6.615      3.75     3.373     5    801
---------------------------------------------------------------------------------------------------------------------------------
7                                                     1        332,896.97       0.05    5.765       2.9     2.523     7    624
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Age                                             LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
0                                                72.22     7.69     0    2.55     0    1.12   26.98   61.66
-------------------------------------------------------------------------------------------------------------
1                                                71.93    12.92  0.19    5.18     0    0.93   26.86   53.91
-------------------------------------------------------------------------------------------------------------
2                                                70.66    29.84     0    4.49  1.06       0   28.45   36.17
-------------------------------------------------------------------------------------------------------------
3                                                74.99    18.78     0       0     0       0   12.15   69.08
-------------------------------------------------------------------------------------------------------------
4                                                70.28    38.58     0       0     0       0   61.42       0
-------------------------------------------------------------------------------------------------------------
5                                                   80        0     0       0     0       0       0     100
-------------------------------------------------------------------------------------------------------------
7                                                48.72      100     0       0     0       0       0       0
-------------------------------------------------------------------------------------------------------------
Total:                                           72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------

min: 0
max: 7
wa: 1


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                     ---




10. First Payment Date

---------------------------------------------------------------------------------------------------------------------------------
First Payment Date                              Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
2/1/2005                                              1        332,896.97       0.05    5.765       2.9     2.523     7    624
---------------------------------------------------------------------------------------------------------------------------------
4/1/2005                                              1        220,224.96       0.03    6.615      3.75     3.373     5    801
---------------------------------------------------------------------------------------------------------------------------------
5/1/2005                                              3        529,831.51       0.08     5.43     2.565     2.188     4    728
---------------------------------------------------------------------------------------------------------------------------------
6/1/2005                                             14      3,649,236.20       0.52    6.009     3.144     2.767     3    715
---------------------------------------------------------------------------------------------------------------------------------
7/1/2005                                             82     20,330,191.10        2.9    5.876     3.011     2.634     2    705
---------------------------------------------------------------------------------------------------------------------------------
8/1/2005                                          1,552    356,012,875.89      50.81    5.889     3.024     2.647     1    708
---------------------------------------------------------------------------------------------------------------------------------
9/1/2005                                          1,390    319,451,445.65      45.59    5.909     3.044     2.667     0    705
---------------------------------------------------------------------------------------------------------------------------------
10/1/2005                                             1        154,000.00       0.02        1      3.05     2.673     0    809
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
First Payment Date                              LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
2/1/2005                                         48.72      100     0       0     0       0      0       0
-------------------------------------------------------------------------------------------------------------
4/1/2005                                            80        0     0       0     0       0      0     100
-------------------------------------------------------------------------------------------------------------
5/1/2005                                         70.28    38.58     0       0     0       0   61.42      0
-------------------------------------------------------------------------------------------------------------
6/1/2005                                         74.99    18.78     0       0     0       0   12.15   69.08
-------------------------------------------------------------------------------------------------------------
7/1/2005                                         70.66    29.84     0    4.49  1.06       0   28.45   36.17
-------------------------------------------------------------------------------------------------------------
8/1/2005                                         71.93    12.92  0.19    5.18     0    0.93   26.86   53.91
-------------------------------------------------------------------------------------------------------------
9/1/2005                                         72.23      7.7     0    2.55     0    1.12   26.98   61.64
-------------------------------------------------------------------------------------------------------------
10/1/2005                                        57.04        0     0       0     0       0       0     100
-------------------------------------------------------------------------------------------------------------
Total:                                           72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------


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                     ---




11. States

---------------------------------------------------------------------------------------------------------------------------------
States                                          Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
AK                                                    5      1,281,936.73       0.18    5.834     2.969     2.592     1    725
---------------------------------------------------------------------------------------------------------------------------------
AL                                                    3        593,512.74       0.08    5.881     3.016     2.639     1    723
---------------------------------------------------------------------------------------------------------------------------------
AR                                                    3        500,600.00       0.07    5.682     2.817      2.44     0    753
---------------------------------------------------------------------------------------------------------------------------------
AZ                                                  104     22,546,805.13       3.22    5.834     2.969     2.592     1    711
---------------------------------------------------------------------------------------------------------------------------------
CA                                                  935    239,912,737.96      34.24    5.911     3.046     2.669     1    705
---------------------------------------------------------------------------------------------------------------------------------
CO                                                   55     12,600,302.15        1.8    5.762     2.897      2.52     1    720
---------------------------------------------------------------------------------------------------------------------------------
CT                                                   45      9,379,000.51       1.34    5.944     3.079     2.702     1    712
---------------------------------------------------------------------------------------------------------------------------------
DC                                                    5      1,331,000.00       0.19    6.015      3.15     2.773     1    725
---------------------------------------------------------------------------------------------------------------------------------
DE                                                   12      2,143,458.55       0.31     5.78     2.915     2.538     0    748
---------------------------------------------------------------------------------------------------------------------------------
FL                                                  505     98,064,132.12         14    5.929     3.064     2.687     1    706
---------------------------------------------------------------------------------------------------------------------------------
GA                                                   28      5,277,583.13       0.75    5.795      2.93     2.553     0    712
---------------------------------------------------------------------------------------------------------------------------------
HI                                                   27      9,366,830.49       1.34    5.817     2.952     2.575     1    719
---------------------------------------------------------------------------------------------------------------------------------
ID                                                    3        717,880.91        0.1    5.813     2.948     2.571     1    702
---------------------------------------------------------------------------------------------------------------------------------
IL                                                  105     22,088,301.78       3.15    5.941      3.11     2.733     0    690
---------------------------------------------------------------------------------------------------------------------------------
IN                                                    5        523,880.00       0.07    5.976     3.111     2.734     1    680
---------------------------------------------------------------------------------------------------------------------------------
KS                                                    9      1,625,400.00       0.23    5.848     2.983     2.606     1    736
---------------------------------------------------------------------------------------------------------------------------------
KY                                                    1        164,000.00       0.02    6.015      3.15     2.773     0    739
---------------------------------------------------------------------------------------------------------------------------------
LA                                                    6        845,000.00       0.12    6.337     3.472     3.095     0    692
---------------------------------------------------------------------------------------------------------------------------------
MA                                                   58     15,315,787.42       2.19     5.84     2.975     2.598     0    711
---------------------------------------------------------------------------------------------------------------------------------
MD                                                   90     21,600,938.80       3.08    5.851     2.986     2.609     1    702
---------------------------------------------------------------------------------------------------------------------------------
ME                                                    6      1,374,683.42        0.2    5.982     3.117      2.74     1    684
---------------------------------------------------------------------------------------------------------------------------------
MI                                                   57     10,064,870.44       1.44     5.92     3.055     2.678     0    696
---------------------------------------------------------------------------------------------------------------------------------
MN                                                   38      7,710,103.46        1.1    5.829     2.964     2.587     1    712
---------------------------------------------------------------------------------------------------------------------------------
MO                                                   22      3,789,007.93       0.54    5.866     3.001     2.624     0    714
---------------------------------------------------------------------------------------------------------------------------------
MT                                                    3        548,644.56       0.08    6.057     3.192     2.815     2    730
---------------------------------------------------------------------------------------------------------------------------------
NC                                                   10      2,282,602.38       0.33    5.701     2.836     2.459     1    709
---------------------------------------------------------------------------------------------------------------------------------
NE                                                    6        762,337.75       0.11    5.842     2.977       2.6     0    750
---------------------------------------------------------------------------------------------------------------------------------
NH                                                    4        731,500.00        0.1    5.891     3.026     2.649     0    741
---------------------------------------------------------------------------------------------------------------------------------
NJ                                                  245     59,893,473.00       8.55    5.919     3.054     2.677     0    704
---------------------------------------------------------------------------------------------------------------------------------
NM                                                   12      2,496,648.95       0.36    5.681     2.816     2.439     1    732
---------------------------------------------------------------------------------------------------------------------------------
NV                                                   81     18,714,138.04       2.67    5.893     3.028     2.651     1    710
---------------------------------------------------------------------------------------------------------------------------------
NY                                                  140     39,724,914.31       5.67    5.829     2.964     2.587     1    705
---------------------------------------------------------------------------------------------------------------------------------
OH                                                   20      3,153,057.62       0.45    5.839     2.974     2.597     0    718
---------------------------------------------------------------------------------------------------------------------------------
OR                                                   17      3,227,844.93       0.46    5.887     3.022     2.645     1    716
---------------------------------------------------------------------------------------------------------------------------------
PA                                                   31      5,487,287.15       0.78    5.962     3.097      2.72     0    700
---------------------------------------------------------------------------------------------------------------------------------
RI                                                   23      5,193,274.36       0.74    6.057     3.192     2.815     1    721
---------------------------------------------------------------------------------------------------------------------------------
SC                                                    6        847,949.87       0.12    5.738     2.873     2.496     1    690
---------------------------------------------------------------------------------------------------------------------------------
SD                                                    1        240,000.00       0.03    5.715      2.85     2.473     0    676
---------------------------------------------------------------------------------------------------------------------------------
TN                                                    8      1,238,378.27       0.18    5.867     3.002     2.625     0    702
---------------------------------------------------------------------------------------------------------------------------------
TX                                                   58      9,496,575.92       1.36    5.836     2.971     2.594     1    708
---------------------------------------------------------------------------------------------------------------------------------
UT                                                   21      3,760,582.08       0.54    5.833     2.968     2.591     1    701
---------------------------------------------------------------------------------------------------------------------------------
VA                                                  155     39,022,706.68       5.57    5.966     3.101     2.724     0    701
---------------------------------------------------------------------------------------------------------------------------------
VT                                                    1        150,000.00       0.02    5.865         3     2.623     1    725
---------------------------------------------------------------------------------------------------------------------------------
WA                                                   64     13,195,128.99       1.88    5.812     2.947      2.57     1    718
---------------------------------------------------------------------------------------------------------------------------------
WI                                                   11      1,695,903.75       0.24    5.685      2.82     2.443     1    740
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
States                        LTV        %NoPP         %1S          %1H        %2S       %2H          %3S        %3H
----------------------------------------------------------------------------------------------------------------------------
AK                                77.8          38.22         0            0         0            0      15.13      46.65
----------------------------------------------------------------------------------------------------------------------------
AL                               69.25          77.09         0            0         0        22.91          0          0
----------------------------------------------------------------------------------------------------------------------------
AR                               70.33              0         0            0         0            0          0        100
----------------------------------------------------------------------------------------------------------------------------
AZ                               74.52           9.48      0.93         7.94         0         1.09      40.27      40.29
----------------------------------------------------------------------------------------------------------------------------
CA                               69.11          12.58       0.2         5.49         0         0.89       21.2      59.65
----------------------------------------------------------------------------------------------------------------------------
CO                               74.51          13.72         0         2.32         0         4.88      48.74      30.34
----------------------------------------------------------------------------------------------------------------------------
CT                               75.01              0         0         4.56         0            0      37.38      58.06
----------------------------------------------------------------------------------------------------------------------------
DC                                67.7          21.04         0            0         0            0       9.09      69.87
----------------------------------------------------------------------------------------------------------------------------
DE                               71.45              0         0            0         0            0      46.63      53.37
----------------------------------------------------------------------------------------------------------------------------
FL                               73.43           3.95         0         1.97         0         0.73       33.7      59.65
----------------------------------------------------------------------------------------------------------------------------
GA                               80.06          23.08         0            0         0            8      26.12       42.8
----------------------------------------------------------------------------------------------------------------------------
HI                               68.19           5.07         0            0         0         4.43      37.11      53.39
----------------------------------------------------------------------------------------------------------------------------
ID                               74.18              0         0            0         0            0      44.24      55.76
----------------------------------------------------------------------------------------------------------------------------
IL                               76.03          17.74         0         4.05         0            0      22.16      56.05
----------------------------------------------------------------------------------------------------------------------------
IN                               73.59              0         0            0         0            0          0        100
----------------------------------------------------------------------------------------------------------------------------
KS                               77.71              0         0         7.87         0            0      20.06      72.07
----------------------------------------------------------------------------------------------------------------------------
KY                                  80              0         0            0         0            0          0        100
----------------------------------------------------------------------------------------------------------------------------
LA                               79.37          12.31         0            0         0            0          0      87.69
----------------------------------------------------------------------------------------------------------------------------
MA                               72.38          22.91         0          5.1         0            0      19.84      52.15
----------------------------------------------------------------------------------------------------------------------------
MD                               72.94          15.92         0         4.64         0         3.09      18.41      57.94
----------------------------------------------------------------------------------------------------------------------------
ME                               75.44          46.37         0            0         0        23.93          0       29.7
----------------------------------------------------------------------------------------------------------------------------
MI                               78.93           2.57         0          5.6         0         1.45      15.95      74.43
----------------------------------------------------------------------------------------------------------------------------
MN                               76.15           9.16         0         1.76         0            0      30.35      58.73
----------------------------------------------------------------------------------------------------------------------------
MO                               76.82           6.99         0            0         0            0      30.17      62.85
----------------------------------------------------------------------------------------------------------------------------
MT                               74.93              0         0            0         0            0      56.96      43.04
----------------------------------------------------------------------------------------------------------------------------
NC                               79.27          74.62         0        25.38         0            0          0          0
----------------------------------------------------------------------------------------------------------------------------
NE                               77.41              0         0            0         0            0      26.97      73.03
----------------------------------------------------------------------------------------------------------------------------
NH                                69.3              0         0            0         0            0          0        100
----------------------------------------------------------------------------------------------------------------------------
NJ                               71.42          10.02         0         0.57         0         0.58      33.79      55.04
----------------------------------------------------------------------------------------------------------------------------
NM                               76.59          40.47         0        26.06         0            0      24.67       8.79
----------------------------------------------------------------------------------------------------------------------------
NV                               75.01          12.11         0         7.16         0            0      39.48      41.25
----------------------------------------------------------------------------------------------------------------------------
NY                                  68          22.02         0         5.04         0         0.34      21.28      51.32
----------------------------------------------------------------------------------------------------------------------------
OH                               75.84           7.61         0            0         0            0      12.05      80.34
----------------------------------------------------------------------------------------------------------------------------
OR                               79.59          11.29         0            0         0            0         18       70.7
----------------------------------------------------------------------------------------------------------------------------
PA                               77.23              0         0         2.68         0            0      29.62      67.69
----------------------------------------------------------------------------------------------------------------------------
RI                               73.45              0         0         4.32         0            0      18.42      77.26
----------------------------------------------------------------------------------------------------------------------------
SC                               76.85          46.26         0         7.51         0            0       19.1      27.12
----------------------------------------------------------------------------------------------------------------------------
SD                                  80              0         0            0         0            0          0        100
----------------------------------------------------------------------------------------------------------------------------
TN                               73.54              0         0            0         0        16.15      35.26      48.59
----------------------------------------------------------------------------------------------------------------------------
TX                               76.36           6.18         0            0         0            0      20.95      72.86
----------------------------------------------------------------------------------------------------------------------------
UT                               78.22           7.01         0            0         0         3.14      36.58      53.27
----------------------------------------------------------------------------------------------------------------------------
VA                                74.1           2.52         0         1.63      0.55         0.53      30.96      63.81
----------------------------------------------------------------------------------------------------------------------------
VT                               78.13            100         0            0         0            0          0          0
----------------------------------------------------------------------------------------------------------------------------
WA                               76.77           7.42         0         2.94         0            0      37.78      51.86
----------------------------------------------------------------------------------------------------------------------------
WI                               76.36          29.94         0            0         0         5.75        9.2      55.12
----------------------------------------------------------------------------------------------------------------------------
Total:                           72.03          11.11       0.1         3.92      0.03         0.99      26.89      56.96
----------------------------------------------------------------------------------------------------------------------------


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                     ---




12. City

---------------------------------------------------------------------------------------------------------------------------------
City                                            Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                                          46     12,473,405.48       1.78    6.016     3.151     2.774     1    694
---------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                                           48     11,840,782.35       1.69    5.988     3.123     2.746     1    711
---------------------------------------------------------------------------------------------------------------------------------
LAS VEGAS                                            51     11,768,332.08       1.68    5.872     3.007      2.63     1    714
---------------------------------------------------------------------------------------------------------------------------------
MIAMI                                                46     10,026,777.15       1.43    5.979     3.114     2.737     1    694
---------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                                            29      8,223,622.10       1.17    5.881     3.016     2.639     0    712
---------------------------------------------------------------------------------------------------------------------------------
CHICAGO                                              26      5,705,471.98       0.81    6.015      3.15     2.773     1    682
---------------------------------------------------------------------------------------------------------------------------------
STOCKTON                                             23      5,655,063.85       0.81    5.943     3.078     2.701     1    703
---------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE                                           21      5,612,886.97        0.8    6.047     3.182     2.805     0    699
---------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                                            22      5,433,863.91       0.78     5.95     3.085     2.708     1    702
---------------------------------------------------------------------------------------------------------------------------------
MODESTO                                              22      5,315,338.13       0.76    6.005      3.14     2.763     1    699
---------------------------------------------------------------------------------------------------------------------------------
FRESNO                                               25      4,892,377.93        0.7    5.974     3.109     2.732     0    704
---------------------------------------------------------------------------------------------------------------------------------
ORLANDO                                              26      4,640,851.46       0.66    5.942     3.077       2.7     0    707
---------------------------------------------------------------------------------------------------------------------------------
Other                                             2,659    609,091,928.89      86.93    5.887     3.023     2.646     1    707
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
City                                    LTV          %NoPP        %1S        %1H        %2S       %2H        %3S         %3H
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                                 68.29         11.08         0        5.09         0         0       12.24       71.59
----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                                  73.25         10.73         0        2.23         0      1.76        9.83       75.45
----------------------------------------------------------------------------------------------------------------------------------
LAS VEGAS                                   75.91         11.78         0       11.39         0         0        35.1       41.73
----------------------------------------------------------------------------------------------------------------------------------
MIAMI                                       74.94          2.35         0           0         0         0       34.94       62.71
----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                                   64.49         11.71         0        7.59         0      3.72       35.79        41.2
----------------------------------------------------------------------------------------------------------------------------------
CHICAGO                                      75.6          22.6         0        4.87         0         0       14.98       57.55
----------------------------------------------------------------------------------------------------------------------------------
STOCKTON                                     72.5         16.51         0        6.01         0         0       19.38        58.1
----------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE                                  77.04             0         0           0         0         0       16.11       83.89
----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                                   69.26         10.17         0           0         0      3.86       13.67       72.29
----------------------------------------------------------------------------------------------------------------------------------
MODESTO                                     74.46         11.16         0           0         0         0       18.45       70.39
----------------------------------------------------------------------------------------------------------------------------------
FRESNO                                      74.69         11.49         0           0         0         0       15.76       72.76
----------------------------------------------------------------------------------------------------------------------------------
ORLANDO                                     75.03          4.04         0           0         0         0       22.93       73.03
----------------------------------------------------------------------------------------------------------------------------------
Other                                       71.94         11.25      0.11        3.94      0.04      1.02        27.7       55.94
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      72.03         11.11       0.1        3.92      0.03      0.99       26.89       56.96
----------------------------------------------------------------------------------------------------------------------------------


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                     ---




13. Original LTV

---------------------------------------------------------------------------------------------------------------------------------
Original LTV                                    Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                                      236     43,858,500.99       6.26    5.782     2.917      2.54     1    720
---------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                                     273     59,807,157.43       8.54     5.78     2.928     2.551     1    718
---------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                                     519    121,915,146.69       17.4    5.925      3.06     2.683     1    706
---------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                                     567    136,252,357.63      19.45    6.027     3.162     2.785     1    693
---------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                                   1,350    318,872,221.05      45.51    5.874     3.009     2.632     1    708
---------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                                      21      4,029,887.84       0.58    5.838     2.973     2.596     1    711
---------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                                      24      5,186,739.35       0.74    5.754     2.889     2.512     1    710
---------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                                      54     10,758,691.30       1.54    5.833     2.968     2.591     1    700
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Original LTV                   LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
0.001 - 50.000                    40.84     11.01      0       2.58       0    0.76       28.1        57.54
------------------------------------------------------------------------------------------------------------
50.001 - 60.000                      56     12.08      0       3.46    0.36    1.56      26.21        56.34
------------------------------------------------------------------------------------------------------------
60.001 - 70.000                   66.24       7.7   0.18       3.11       0    1.34       30.3        57.36
------------------------------------------------------------------------------------------------------------
70.001 - 75.000                   73.98      9.02      0       2.87       0    0.85      19.86         67.4
------------------------------------------------------------------------------------------------------------
75.001 - 80.000                   79.52     13.06   0.15       4.96       0     0.9      28.69        52.26
------------------------------------------------------------------------------------------------------------
80.001 - 85.000                   84.22     16.23      0          0       0       0      23.97         59.8
------------------------------------------------------------------------------------------------------------
85.001 - 90.000                   89.06     19.36      0       5.42       0       0      25.84        49.38
------------------------------------------------------------------------------------------------------------
90.001 - 95.000                   94.59      7.94      0       4.65       0       0      24.23        63.18
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------

min: 14.400
max: 95.000
wa: 72.032


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                     ---




14. Curr LTV

---------------------------------------------------------------------------------------------------------------------------------
Curr LTV                                        Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                                      236     43,858,500.99       6.26    5.782     2.917      2.54     1    720
---------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                                     273     59,807,157.43       8.54     5.78     2.928     2.551     1    718
---------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                                     519    121,915,146.69       17.4    5.925      3.06     2.683     1    706
---------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                                     566    136,027,329.17      19.41    6.027     3.162     2.785     1    693
---------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                                   1,350    318,877,024.55      45.51    5.873     3.008     2.631     1    708
---------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                                      22      4,250,112.80       0.61    5.878     3.013     2.636     1    716
---------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                                      24      5,186,739.35       0.74    5.754     2.889     2.512     1    710
---------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                                      54     10,758,691.30       1.54    5.833     2.968     2.591     1    700
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Curr LTV                       LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
0.001 - 50.000                    40.84     11.01      0       2.58       0    0.76       28.1        57.54
------------------------------------------------------------------------------------------------------------
50.001 - 60.000                      56     12.08      0       3.46    0.36    1.56      26.21        56.34
------------------------------------------------------------------------------------------------------------
60.001 - 70.000                   66.24       7.7   0.18       3.11       0    1.34       30.3        57.36
------------------------------------------------------------------------------------------------------------
70.001 - 75.000                   73.98      9.04      0       2.87       0    0.85      19.73        67.52
------------------------------------------------------------------------------------------------------------
75.001 - 80.000                   79.51     13.06   0.15       4.96       0     0.9      28.76        52.19
------------------------------------------------------------------------------------------------------------
80.001 - 85.000                      84     15.39      0          0       0       0      22.73        61.88
------------------------------------------------------------------------------------------------------------
85.001 - 90.000                   89.06     19.36      0       5.42       0       0      25.84        49.38
------------------------------------------------------------------------------------------------------------
90.001 - 95.000                   94.59      7.94      0       4.65       0       0      24.23        63.18
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------

min: 14.400
max: 95.000
wa: 72.001


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                     ---




15. FICO

---------------------------------------------------------------------------------------------------------------------------------
FICO                                            Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0 - 0                                                 1        209,499.56       0.03     6.34     3.475     3.098     1      0
---------------------------------------------------------------------------------------------------------------------------------
620 - 659                                           449    103,945,334.47      14.83    6.015      3.15     2.773     1    642
---------------------------------------------------------------------------------------------------------------------------------
660 - 699                                         1,042    244,815,315.67      34.94    5.916     3.051     2.674     1    679
---------------------------------------------------------------------------------------------------------------------------------
700 - 749                                           887    205,455,920.97      29.32    5.876     3.011     2.634     1    723
---------------------------------------------------------------------------------------------------------------------------------
750 - 799                                           584    130,603,855.30      18.64    5.816     2.951     2.574     1    771
---------------------------------------------------------------------------------------------------------------------------------
800 - 819                                            81     15,650,776.31       2.23    5.767      2.95     2.573     1    806
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
FICO                           LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
0 - 0                                70         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
620 - 659                          73.5      9.67   0.25       2.21       0    1.41      23.99        62.47
------------------------------------------------------------------------------------------------------------
660 - 699                         72.44       9.4      0       4.35       0    0.52      25.42        60.32
------------------------------------------------------------------------------------------------------------
700 - 749                         72.19     11.76   0.21       3.03     0.1    1.44      30.03        53.43
------------------------------------------------------------------------------------------------------------
750 - 799                          70.5     13.64      0       5.76       0    0.94      27.39        52.27
------------------------------------------------------------------------------------------------------------
800 - 819                         66.76     18.22      0       5.13       0       0      22.58        54.07
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------


min: 620
max: 817
wa: 706


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                     ---




16. PMI

---------------------------------------------------------------------------------------------------------------------------------
PMI                                             Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                                          2,945    680,705,383.79      97.15      5.9     3.036     2.659     1    706
---------------------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                               99     19,975,318.49       2.85    5.814     2.949     2.572     1    705
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
PMI                            LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
OLTV<=80                          71.47     11.07    0.1       3.92    0.03    1.02      26.95         56.9
------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%            91.06     12.58      0       3.91       0       0       24.6        58.91
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------



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                     ---




17. Property Type

---------------------------------------------------------------------------------------------------------------------------------
Property Type                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
Condominium                                         349     74,592,881.23      10.65    5.868     3.003     2.626     1    712
---------------------------------------------------------------------------------------------------------------------------------
Multi Family                                        178     51,086,706.40       7.29    5.965     3.115     2.738     1    705
---------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                            560    132,624,846.78      18.93    5.858     2.993     2.616     1    713
---------------------------------------------------------------------------------------------------------------------------------
Single Family                                     1,907    432,381,660.08      61.71    5.906     3.041     2.664     1    703
---------------------------------------------------------------------------------------------------------------------------------
Townhouse                                            50      9,994,607.79       1.43    5.914     3.049     2.672     0    707
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Property Type                  LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
Condominium                       74.33     15.06   0.63       7.05       0    1.12      33.49        42.66
------------------------------------------------------------------------------------------------------------
Multi Family                      70.58     13.84      0       3.49       0    0.27      20.98        61.43
------------------------------------------------------------------------------------------------------------
Planned Unit Development          73.86     11.11   0.16       3.99       0    1.05      34.15        49.55
------------------------------------------------------------------------------------------------------------
Single Family                     71.26     10.21      0       3.36    0.05    1.05       24.3        61.03
------------------------------------------------------------------------------------------------------------
Townhouse                         71.36         7      0       6.57       0       0      23.22        63.21
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------



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                     ---




18. Occupancy Code

---------------------------------------------------------------------------------------------------------------------------------
Occupancy Code                                  Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
Investment                                          175     33,789,057.86       4.82    6.059     3.194     2.817     1    731
---------------------------------------------------------------------------------------------------------------------------------
Primary                                           2,799    652,895,039.91      93.18    5.893     3.029     2.652     1    705
---------------------------------------------------------------------------------------------------------------------------------
Secondary                                            70     13,996,604.51          2    5.726     2.861     2.484     1    727
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Occupancy Code                 LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
Investment                        68.98      18.5   1.26       7.31       0    0.91      36.65        35.36
------------------------------------------------------------------------------------------------------------
Primary                           72.16     10.51   0.04       3.68    0.03    1.01      26.16        58.56
------------------------------------------------------------------------------------------------------------
Secondary                         73.36     21.65      0       7.13       0       0      37.01        34.21
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------



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                     ---




19. Purpose

---------------------------------------------------------------------------------------------------------------------------------
Purpose                                         Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
CashOut                                           1,872    434,856,837.85      62.06    5.924      3.06     2.683     1    702
---------------------------------------------------------------------------------------------------------------------------------
Purchase                                            654    157,692,974.85      22.51    5.832     2.967      2.59     1    722
---------------------------------------------------------------------------------------------------------------------------------
RateTerm                                            518    108,130,889.58      15.43    5.885      3.02     2.643     1    701
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Purpose                        LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
CashOut                           69.37      9.12   0.06       2.88    0.05     0.9       24.7        62.28
------------------------------------------------------------------------------------------------------------
Purchase                          78.18     16.01   0.13       7.33       0    1.41      31.84        43.27
------------------------------------------------------------------------------------------------------------
RateTerm                          73.77     11.99    0.2       3.14       0    0.71      28.44        55.53
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------



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                     ---




20. Documentation Type

---------------------------------------------------------------------------------------------------------------------------------
Documentation Type                              Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
F - Full Doc                                        611    127,455,666.86      18.19    5.765       2.9     2.523     1    709
---------------------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                              768    175,231,459.85      25.01    5.974     3.109     2.732     1    714
---------------------------------------------------------------------------------------------------------------------------------
R - Stated Income                                 1,561    375,320,922.68      53.57    5.923      3.06     2.683     1    699
---------------------------------------------------------------------------------------------------------------------------------
X - Fast Forward                                    104     22,672,652.89       3.24    5.627     2.762     2.385     1    753
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Documentation Type             LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
F - Full Doc                      77.68     13.94   0.37       4.74       0    0.62      31.69        48.65
------------------------------------------------------------------------------------------------------------
I - No Income No Asset            65.13       6.8      0       1.97       0    0.72      22.23        68.28
------------------------------------------------------------------------------------------------------------
R - Stated Income                 73.54     11.47   0.06       4.49       0    1.27       27.1        55.61
------------------------------------------------------------------------------------------------------------
X - Fast Forward                  68.63     22.76      0       5.02    0.95    0.43      32.39        38.45
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------



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                     ---




21. Lien Position

---------------------------------------------------------------------------------------------------------------------------------
Lien Position                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
1                                                 3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Lien Position                                   LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
1                                                72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------
Total:                                           72.03    11.11   0.1    3.92  0.03    0.99   26.89   56.96
-------------------------------------------------------------------------------------------------------------


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                     ---




22. Gross Margins

---------------------------------------------------------------------------------------------------------------------------------
Gross Margins                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                         3        630,800.00       0.09    4.827     1.962     1.585     1    775
---------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                       113     27,505,608.23       3.93    5.196     2.331     1.954     1    710
---------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                     1,061    246,589,441.96      35.19    5.696     2.831     2.454     1    719
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                     1,828    417,487,390.90      59.58    6.052     3.189     2.812     1    699
---------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                        37      8,117,961.19       1.16    6.487     3.622     3.245     1    688
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                         2        349,500.00       0.05    6.915      4.05     3.673     0    703
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Gross Margins                  LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
1.501 - 2.000                      76.6         0      0          0       0       0      27.74        72.26
------------------------------------------------------------------------------------------------------------
2.001 - 2.500                     72.45     33.44      0       8.91       0     5.1      25.65         26.9
------------------------------------------------------------------------------------------------------------
2.501 - 3.000                      71.3     23.84   0.09       9.27    0.09    1.31      38.03        27.36
------------------------------------------------------------------------------------------------------------
3.001 - 3.500                     72.38      2.31   0.11       0.52       0    0.54      20.72         75.8
------------------------------------------------------------------------------------------------------------
3.501 - 4.000                     74.24      3.15      0          0       0       0      10.87        85.97
------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     77.41         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------


min: 1.900
max: 4.050
wa: 3.033


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                     ---




23. Life Time Cap

--------------------------------------------------------------------------------------------------------------------------------
Life Time Cap                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
--------------------------------------------------------------------------------------------------------------------------------
8.95                                                  1        194,750.00       0.03    5.915      3.05     2.673     0    709
--------------------------------------------------------------------------------------------------------------------------------
9.95                                              3,041    699,973,526.38       99.9    5.897     3.033     2.656     1    706
--------------------------------------------------------------------------------------------------------------------------------
10.95                                                 1        292,800.57       0.04    5.615      2.75     2.373     1    642
--------------------------------------------------------------------------------------------------------------------------------
11.95                                                 1        219,625.33       0.03    5.615      2.75     2.373     2    795
--------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
Life Time Cap                  LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
8.95                                 95         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
9.95                              72.03     11.09    0.1       3.89    0.03    0.99      26.91        56.99
------------------------------------------------------------------------------------------------------------
10.95                             78.27         0      0        100       0       0          0            0
------------------------------------------------------------------------------------------------------------
11.95                             44.89       100      0          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------


min: 8.950
max: 11.950
wa: 9.951


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                     ---




24. Months to Roll

---------------------------------------------------------------------------------------------------------------------------------
Months to Roll                                  Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
1                                                 3,037    699,407,778.71      99.82    5.898     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------
2                                                     7      1,272,923.57       0.18    5.226     2.955     2.578     1    693
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            3,044    700,680,702.28        100    5.897     3.033     2.656     1    706
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Months to Roll                 LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
1                                 72.05      11.1    0.1       3.93    0.03    0.99      26.92        56.93
------------------------------------------------------------------------------------------------------------
2                                 61.05     21.55      0          0       0       0        7.9        70.55
------------------------------------------------------------------------------------------------------------
Total:                            72.03     11.11    0.1       3.92    0.03    0.99      26.89        56.96
------------------------------------------------------------------------------------------------------------


min: 1
max: 2
wa: 1


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                     ---





Selection Criteria: Group 2
Table of Contents

1. Stats
--------
2. Prepayment Penalty
---------------------
3. Original Rate
----------------
4. Current Rate
---------------
5. Conforming
-------------
6. Principal Balance
--------------------
7. Original Term
----------------
8. RemTerm
----------
9. Age
------
10. First Payment Date
----------------------
11. States
----------
12. City
--------
13. Original LTV
----------------
14. Curr LTV
------------
15. FICO
--------
16. PMI
-------
17. Property Type
-----------------
18. Occupancy Code
------------------
19. Purpose
-----------
20. Documentation Type
----------------------
21. Lien Position
-----------------
22. Gross Margins
-----------------
23. Life Time Cap
-----------------
24. Months to Roll
------------------


1. Stats

As of Date: 20050801
Count: 1,436
Current Balance: $699,755,009.95
AverageCurBal: $487,294.58
OrigWAC: 1.015
GWAC: 5.7048
NetWAC: 5.3278
GrossMargin: 2.8433
NetMargin: 2.4663
FICO: 705
OLTV: 72.99
%CA: 66.25%
WALA: 1
OrigTerm: 360
WAM: 359
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9493
MTR: 1
CurrLTV: 72.96
Maximum 1 Zip Concentration: 0.621%

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                     ---




2. Prepayment Penalty

---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                              Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
No Prepay                                           238    121,727,483.93       17.4    5.483     2.638     2.261     1    711
---------------------------------------------------------------------------------------------------------------------------------
1YR SOFT                                              4      2,124,784.78        0.3    5.523     2.658     2.281     0    719
---------------------------------------------------------------------------------------------------------------------------------
1YR HARD                                            153     77,181,569.39      11.03     5.49     2.625     2.248     1    705
---------------------------------------------------------------------------------------------------------------------------------
2YR SOFT                                              1        650,000.00       0.09    5.565       2.7     2.323     1    676
---------------------------------------------------------------------------------------------------------------------------------
2YR HARD                                             31     15,476,353.48       2.21    5.496     2.631     2.254     1    711
---------------------------------------------------------------------------------------------------------------------------------
3YR SOFT                                            414    203,723,854.44      29.11    5.685      2.82     2.443     1    711
---------------------------------------------------------------------------------------------------------------------------------
3YR HARD                                            595    278,870,963.93      39.85    5.889     3.024     2.647     1    697
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Prepayment Penalty             LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
No Prepay                          72.7       100      0          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
1YR SOFT                          78.53         0    100          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
1YR HARD                          74.06         0      0        100       0       0          0            0
------------------------------------------------------------------------------------------------------------
2YR SOFT                          68.42         0      0          0     100       0          0            0
------------------------------------------------------------------------------------------------------------
2YR HARD                          72.54         0      0          0       0     100          0            0
------------------------------------------------------------------------------------------------------------
3YR SOFT                          72.17         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
3YR HARD                          73.43         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



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                     ---




3. Original Rate

---------------------------------------------------------------------------------------------------------------------------------
Original Rate                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                                     1,412    689,309,939.39      98.51    5.708     2.843     2.466     1    704
---------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                                        24     10,445,070.56       1.49    5.497     2.866     2.489     1    721
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Original Rate                  LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
0.751 - 1.000                     72.96     17.16   0.31      11.14    0.09    2.25      29.08        39.97
------------------------------------------------------------------------------------------------------------
1.751 - 2.000                     75.09        33      0       3.45       0       0      31.23        32.33
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 1.000
max: 2.000
wa: 1.015


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                     ---




4. Current Rate

---------------------------------------------------------------------------------------------------------------------------------
Current Rate                                    Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                                         1        625,000.00       0.09        2      3.05     2.673     0    721
---------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                                        19      9,524,350.45       1.36     4.89     2.025     1.648     1    726
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                                        59     33,593,064.16        4.8    5.132     2.267      1.89     1    729
---------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                                       184     95,504,133.33      13.65     5.38     2.515     2.138     1    715
---------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                                       433    220,226,807.22      31.47    5.623     2.758     2.381     1    710
---------------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                                       468    220,139,098.80      31.46    5.854     2.989     2.612     1    700
---------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                                       257    113,381,664.56       16.2    6.066     3.201     2.824     1    689
---------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                                        13      5,853,839.90       0.84    6.299     3.434     3.057     1    655
---------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                                         1        463,814.30       0.07    6.615      3.75     3.373     3    675
---------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                                         1        443,237.23       0.06    6.765       3.9     3.523     4    631
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Current Rate                   LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
1.751 - 2.000                     35.71       100      0          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
4.751 - 5.000                     73.25     23.05      0          0       0    5.41      33.19        38.34
------------------------------------------------------------------------------------------------------------
5.001 - 5.250                     70.79     60.12      0       15.3       0    6.66      10.87         7.05
------------------------------------------------------------------------------------------------------------
5.251 - 5.500                     72.47     33.22   1.26      36.33       0    5.29      18.17         5.74
------------------------------------------------------------------------------------------------------------
5.501 - 5.750                     71.16     18.46   0.42      13.53     0.3     1.7      44.77        20.82
------------------------------------------------------------------------------------------------------------
5.751 - 6.000                     74.21     11.32      0       3.06       0    1.78      33.65        50.18
------------------------------------------------------------------------------------------------------------
6.001 - 6.250                      75.4      1.25      0        0.7       0       0       6.08        91.97
------------------------------------------------------------------------------------------------------------
6.251 - 6.500                     73.89         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
6.501 - 6.750                        80         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
6.751 - 7.000                        75         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------

min: 2.0000
max: 6.7650
wa: 5.7048


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                     ---




5. Conforming

---------------------------------------------------------------------------------------------------------------------------------
Conforming                                      Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
JUMBO                                             1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Conforming                     LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
JUMBO                             72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



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                     ---




6. Principal Balance

---------------------------------------------------------------------------------------------------------------------------------
Principal Balance                               Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                             385    146,139,798.18      20.88    5.762     2.897      2.52     1    706
---------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                             336    143,436,068.76       20.5    5.768     2.903     2.526     1    701
---------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                             286    136,987,870.54      19.58     5.74     2.875     2.498     1    706
---------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                             122     64,077,358.81       9.16    5.669     2.804     2.427     1    699
---------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00                             109     63,078,539.07       9.01      5.7     2.835     2.458     1    697
---------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 750,000.00                             145     94,690,198.20      13.53    5.616     2.777       2.4     1    705
---------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00                              16     12,965,889.18       1.85    5.482     2.617      2.24     1    721
---------------------------------------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00                              19     17,098,753.90       2.44    5.568     2.703     2.326     1    710
---------------------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00                            10      9,961,365.93       1.42    5.461     2.596     2.219     1    729
---------------------------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00                           3      3,524,574.79        0.5     5.55     2.685     2.308     1    729
---------------------------------------------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00                           4      5,589,859.15        0.8    5.371     2.506     2.129     2    715
---------------------------------------------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00                           1      2,204,733.44       0.32    5.165       2.3     1.923     2    785
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Principal Balance              LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00           73.46      15.4   0.26       5.39       0     0.8      29.86        48.29
------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00           74.49     15.12      0      11.32       0     3.9      27.35        42.31
------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00           74.18     16.03      0      12.97       0    1.37      28.02         41.6
------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00           73.23     19.75   0.85      13.19       0    3.24      27.17        35.79
------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00           74.55     16.55   0.91      12.98       0    0.92      23.86        44.78
------------------------------------------------------------------------------------------------------------
600,000.01 - 750,000.00           71.53     18.06   0.66      15.82    0.69    3.53      33.29        27.96
------------------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00           65.23     18.92      0        6.4       0    6.52       43.6        24.57
------------------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00           66.58     16.12      0      10.24       0       0      37.05        36.59
------------------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00          65.7     39.84      0          0       0       0      50.12        10.04
------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00       50.94     34.05      0      31.21       0       0          0        34.74
------------------------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00       65.85     49.94      0          0       0       0       26.8        23.26
------------------------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00          65       100      0          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 358,283.49
max: 2,204,733.44
avg: 487,294.58


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                     ---




7. Original Term

---------------------------------------------------------------------------------------------------------------------------------
Original Term                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
360                                               1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Original Term                        LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
--------------------------------------------------------------------------------------------------------------------
360                                     72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
--------------------------------------------------------------------------------------------------------------------
Total:                                  72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
--------------------------------------------------------------------------------------------------------------------

min: 360
max: 360
wa: 360


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                     ---




8. RemTerm

---------------------------------------------------------------------------------------------------------------------------------
RemTerm                                         Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
353                                                   1        358,563.12       0.05    5.715      2.85     2.473     7    674
---------------------------------------------------------------------------------------------------------------------------------
355                                                   4      1,845,812.36       0.26    5.635      2.77     2.393     5    704
---------------------------------------------------------------------------------------------------------------------------------
356                                                   3      1,397,460.73        0.2    5.786     2.921     2.544     4    675
---------------------------------------------------------------------------------------------------------------------------------
357                                                   7      4,541,111.06       0.65    5.836     2.971     2.594     3    711
---------------------------------------------------------------------------------------------------------------------------------
358                                                  51     28,722,959.56        4.1    5.571     2.706     2.329     2    722
---------------------------------------------------------------------------------------------------------------------------------
359                                                 783    380,515,127.12      54.38    5.709     2.844     2.467     1    704
---------------------------------------------------------------------------------------------------------------------------------
360                                                 587    282,373,976.00      40.35     5.71     2.854     2.477     0    703
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
RemTerm                        LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
353                                  75         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
355                                78.1     33.25      0          0       0       0      45.05        21.71
------------------------------------------------------------------------------------------------------------
356                               71.31     35.31      0          0       0       0      32.97        31.72
------------------------------------------------------------------------------------------------------------
357                               69.24     13.01      0          0       0       0      68.01        18.98
------------------------------------------------------------------------------------------------------------
358                               71.89     49.45      0        7.9       0       0      29.16        13.49
------------------------------------------------------------------------------------------------------------
359                               73.15     17.87   0.24      12.39    0.17     2.1      28.11        39.13
------------------------------------------------------------------------------------------------------------
360                               72.94      13.4   0.42       9.84       0    2.65      29.62        44.06
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 353
max: 360
wa: 359


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                     ---




9. Age

---------------------------------------------------------------------------------------------------------------------------------
Age                                             Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                                   587    282,373,976.00      40.35     5.71     2.854     2.477     0    703
---------------------------------------------------------------------------------------------------------------------------------
1                                                   783    380,515,127.12      54.38    5.709     2.844     2.467     1    704
---------------------------------------------------------------------------------------------------------------------------------
2                                                    51     28,722,959.56        4.1    5.571     2.706     2.329     2    722
---------------------------------------------------------------------------------------------------------------------------------
3                                                     7      4,541,111.06       0.65    5.836     2.971     2.594     3    711
---------------------------------------------------------------------------------------------------------------------------------
4                                                     3      1,397,460.73        0.2    5.786     2.921     2.544     4    675
---------------------------------------------------------------------------------------------------------------------------------
5                                                     4      1,845,812.36       0.26    5.635      2.77     2.393     5    704
---------------------------------------------------------------------------------------------------------------------------------
7                                                     1        358,563.12       0.05    5.715      2.85     2.473     7    674
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Age                            LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
0                                 72.94      13.4   0.42       9.84       0    2.65      29.62        44.06
------------------------------------------------------------------------------------------------------------
1                                 73.15     17.87   0.24      12.39    0.17     2.1      28.11        39.13
------------------------------------------------------------------------------------------------------------
2                                 71.89     49.45      0        7.9       0       0      29.16        13.49
------------------------------------------------------------------------------------------------------------
3                                 69.24     13.01      0          0       0       0      68.01        18.98
------------------------------------------------------------------------------------------------------------
4                                 71.31     35.31      0          0       0       0      32.97        31.72
------------------------------------------------------------------------------------------------------------
5                                  78.1     33.25      0          0       0       0      45.05        21.71
------------------------------------------------------------------------------------------------------------
7                                    75         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 0
max: 7
wa: 1


                     Top
                     ---




10. First Payment Date

---------------------------------------------------------------------------------------------------------------------------------
First Payment Date                              Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
2/1/2005                                              1        358,563.12       0.05    5.715      2.85     2.473     7    674
---------------------------------------------------------------------------------------------------------------------------------
4/1/2005                                              4      1,845,812.36       0.26    5.635      2.77     2.393     5    704
---------------------------------------------------------------------------------------------------------------------------------
5/1/2005                                              3      1,397,460.73        0.2    5.786     2.921     2.544     4    675
---------------------------------------------------------------------------------------------------------------------------------
6/1/2005                                              7      4,541,111.06       0.65    5.836     2.971     2.594     3    711
---------------------------------------------------------------------------------------------------------------------------------
7/1/2005                                             51     28,722,959.56        4.1    5.571     2.706     2.329     2    722
---------------------------------------------------------------------------------------------------------------------------------
8/1/2005                                            783    380,515,127.12      54.38    5.709     2.844     2.467     1    704
---------------------------------------------------------------------------------------------------------------------------------
9/1/2005                                            586    281,748,976.00      40.26    5.718     2.853     2.476     0    703
---------------------------------------------------------------------------------------------------------------------------------
10/1/2005                                             1        625,000.00       0.09        2      3.05     2.673     0    721
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
First Payment Date             LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
2/1/2005                             75         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
4/1/2005                           78.1     33.25      0          0       0       0      45.05        21.71
------------------------------------------------------------------------------------------------------------
5/1/2005                          71.31     35.31      0          0       0       0      32.97        31.72
------------------------------------------------------------------------------------------------------------
6/1/2005                          69.24     13.01      0          0       0       0      68.01        18.98
------------------------------------------------------------------------------------------------------------
7/1/2005                          71.89     49.45      0        7.9       0       0      29.16        13.49
------------------------------------------------------------------------------------------------------------
8/1/2005                          73.15     17.87   0.24      12.39    0.17     2.1      28.11        39.13
------------------------------------------------------------------------------------------------------------
9/1/2005                          73.02     13.21   0.43       9.86       0    2.66      29.69        44.16
------------------------------------------------------------------------------------------------------------
10/1/2005                         35.71       100      0          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



                     Top
                     ---




11. States

---------------------------------------------------------------------------------------------------------------------------------
States                                          Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
AL                                                    2      1,050,000.00       0.15    5.729     2.864     2.487     0    716
---------------------------------------------------------------------------------------------------------------------------------
AZ                                                   21     10,515,549.79        1.5    5.696     2.831     2.454     1    710
---------------------------------------------------------------------------------------------------------------------------------
CA                                                  941    463,608,771.61      66.25    5.704     2.845     2.468     1    706
---------------------------------------------------------------------------------------------------------------------------------
CO                                                   10      4,457,585.30       0.64    5.584     2.719     2.342     1    718
---------------------------------------------------------------------------------------------------------------------------------
CT                                                   11      6,768,654.91       0.97    5.761     2.896     2.519     1    684
---------------------------------------------------------------------------------------------------------------------------------
DC                                                    3      1,845,955.03       0.26    5.479     2.614     2.237     1    674
---------------------------------------------------------------------------------------------------------------------------------
DE                                                    1        464,889.49       0.07    6.015      3.15     2.773     1    757
---------------------------------------------------------------------------------------------------------------------------------
FL                                                   86     41,921,723.72       5.99    5.679     2.814     2.437     1    698
---------------------------------------------------------------------------------------------------------------------------------
GA                                                    5      2,066,406.17        0.3    5.717     2.852     2.475     0    682
---------------------------------------------------------------------------------------------------------------------------------
HI                                                    3      1,846,000.00       0.26    5.571     2.706     2.329     0    709
---------------------------------------------------------------------------------------------------------------------------------
IA                                                    1        462,894.26       0.07    5.515      2.65     2.273     1    682
---------------------------------------------------------------------------------------------------------------------------------
IL                                                   16      8,100,560.27       1.16    5.844     2.979     2.602     0    697
---------------------------------------------------------------------------------------------------------------------------------
LA                                                    1        412,000.00       0.06    5.515      2.65     2.273     1    677
---------------------------------------------------------------------------------------------------------------------------------
MA                                                   27     12,176,427.50       1.74    5.752     2.887      2.51     1    699
---------------------------------------------------------------------------------------------------------------------------------
MD                                                   30     13,920,487.32       1.99    5.654     2.789     2.412     1    695
---------------------------------------------------------------------------------------------------------------------------------
ME                                                    2      1,142,000.00       0.16     5.63     2.765     2.388     0    686
---------------------------------------------------------------------------------------------------------------------------------
MI                                                    9      3,967,897.17       0.57    5.791     2.926     2.549     1    691
---------------------------------------------------------------------------------------------------------------------------------
MN                                                    8      3,761,554.86       0.54      5.7     2.835     2.458     0    716
---------------------------------------------------------------------------------------------------------------------------------
MO                                                    1        388,000.00       0.06    5.565       2.7     2.323     0    747
---------------------------------------------------------------------------------------------------------------------------------
NC                                                    3      1,334,394.44       0.19    5.395      2.53     2.153     1    731
---------------------------------------------------------------------------------------------------------------------------------
NJ                                                   72     33,680,860.72       4.81    5.709     2.844     2.467     1    697
---------------------------------------------------------------------------------------------------------------------------------
NV                                                   15      7,098,753.63       1.01    5.742     2.877       2.5     1    700
---------------------------------------------------------------------------------------------------------------------------------
NY                                                   72     36,095,480.53       5.16    5.705      2.84     2.463     0    708
---------------------------------------------------------------------------------------------------------------------------------
OR                                                    1        520,000.00       0.07    5.765       2.9     2.523     0    782
---------------------------------------------------------------------------------------------------------------------------------
PA                                                    4      1,616,281.05       0.23    5.731     2.866     2.489     1    727
---------------------------------------------------------------------------------------------------------------------------------
RI                                                    4      1,585,088.48       0.23    5.414     2.549     2.172     1    701
---------------------------------------------------------------------------------------------------------------------------------
SC                                                    5      2,132,638.64        0.3    5.713     2.848     2.471     1    741
---------------------------------------------------------------------------------------------------------------------------------
TN                                                    1        750,000.00       0.11    5.715      2.85     2.473     0    735
---------------------------------------------------------------------------------------------------------------------------------
TX                                                    3      1,543,231.46       0.22    5.692     2.827      2.45     1    673
---------------------------------------------------------------------------------------------------------------------------------
UT                                                    2        760,000.00       0.11    6.062     3.197      2.82     1    671
---------------------------------------------------------------------------------------------------------------------------------
VA                                                   66     29,462,065.82       4.21    5.718     2.853     2.476     1    700
---------------------------------------------------------------------------------------------------------------------------------
VT                                                    1        439,500.00       0.06    5.865         3     2.623     1    653
---------------------------------------------------------------------------------------------------------------------------------
WA                                                    8      3,433,357.78       0.49     5.85     2.985     2.608     1    710
---------------------------------------------------------------------------------------------------------------------------------
WI                                                    1        426,000.00       0.06    6.015      3.15     2.773     0    677
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
States                         LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
AL                                77.55         0      0          0       0       0      42.86        57.14
------------------------------------------------------------------------------------------------------------
AZ                                74.31      5.09      0      16.13       0       0      58.57        20.21
------------------------------------------------------------------------------------------------------------
CA                                72.85     19.41   0.46      14.05       0    2.07      26.79        37.23
------------------------------------------------------------------------------------------------------------
CO                                 75.4     23.39      0          0       0       0      47.67        28.94
------------------------------------------------------------------------------------------------------------
CT                                73.26     23.62      0          0       0       0      40.33        36.05
------------------------------------------------------------------------------------------------------------
DC                                70.93         0      0          0       0       0      71.02        28.98
------------------------------------------------------------------------------------------------------------
DE                                77.67         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
FL                                71.74      9.63      0       3.73       0    3.23      30.69        52.72
------------------------------------------------------------------------------------------------------------
GA                                78.22     22.16      0          0       0       0      59.84           18
------------------------------------------------------------------------------------------------------------
HI                                68.79         0      0          0       0       0      64.79        35.21
------------------------------------------------------------------------------------------------------------
IA                                   80         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
IL                                76.33      15.2      0          0    8.02       0      25.04        51.74
------------------------------------------------------------------------------------------------------------
LA                                   80         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
MA                                73.28     11.49      0       3.86       0    3.61      34.22        46.81
------------------------------------------------------------------------------------------------------------
MD                                75.53     22.12      0       2.64       0    2.92      29.82         42.5
------------------------------------------------------------------------------------------------------------
ME                                54.15         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
MI                                74.49      9.07      0      10.86       0       0      22.73        57.34
------------------------------------------------------------------------------------------------------------
MN                                79.46     29.03      0          0       0       0      27.05        43.92
------------------------------------------------------------------------------------------------------------
MO                                   80         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
NC                                68.61     37.88      0          0       0   62.12          0            0
------------------------------------------------------------------------------------------------------------
NJ                                73.06     14.98      0        3.5       0    2.08      35.05         44.4
------------------------------------------------------------------------------------------------------------
NV                                75.79      11.1      0      15.95       0       0      46.56        26.39
------------------------------------------------------------------------------------------------------------
NY                                70.79     14.17      0       5.58       0    2.67      29.63        47.94
------------------------------------------------------------------------------------------------------------
OR                                   80         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
PA                                79.99     24.44      0          0       0       0          0        75.56
------------------------------------------------------------------------------------------------------------
RI                                72.76     24.07      0      23.66       0       0      26.02        26.24
------------------------------------------------------------------------------------------------------------
SC                                78.46      64.4      0          0       0       0      18.76        16.84
------------------------------------------------------------------------------------------------------------
TN                                68.18         0      0          0       0       0        100            0
------------------------------------------------------------------------------------------------------------
TX                                69.13     28.44      0          0       0       0      43.95         27.6
------------------------------------------------------------------------------------------------------------
UT                                73.11         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
VA                                74.44      8.31      0       9.52       0    4.06      24.04        54.07
------------------------------------------------------------------------------------------------------------
VT                                   75       100      0          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
WA                                74.16         0      0          0       0       0         45           55
------------------------------------------------------------------------------------------------------------
WI                                77.45         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



                     Top
                     ---




12. City

---------------------------------------------------------------------------------------------------------------------------------
City                                            Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                                          52     28,589,752.69       4.09    5.623     2.758     2.381     1    711
---------------------------------------------------------------------------------------------------------------------------------
SAN JOSE                                             38     18,499,377.07       2.64    5.731     2.866     2.489     1    696
---------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                                            27     12,725,801.84       1.82    5.741     2.876     2.499     1    712
---------------------------------------------------------------------------------------------------------------------------------
CORONA                                               19      8,657,758.80       1.24    5.559     2.694     2.317     1    717
---------------------------------------------------------------------------------------------------------------------------------
IRVINE                                               16      7,988,842.09       1.14    5.583     2.718     2.341     1    715
---------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                                             12      6,360,845.00       0.91    5.795      2.93     2.553     0    700
---------------------------------------------------------------------------------------------------------------------------------
ANTIOCH                                              13      5,937,405.90       0.85    5.886     3.021     2.644     1    684
---------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                                        11      5,779,113.61       0.83    5.638     2.773     2.396     1    738
---------------------------------------------------------------------------------------------------------------------------------
ELK GROVE                                            13      5,645,863.75       0.81    5.708     2.843     2.466     1    709
---------------------------------------------------------------------------------------------------------------------------------
FULLERTON                                            11      5,493,387.35       0.79    5.778     2.913     2.536     1    715
---------------------------------------------------------------------------------------------------------------------------------
SANTA ROSA                                           10      4,914,700.14        0.7    5.534     2.669     2.292     0    699
---------------------------------------------------------------------------------------------------------------------------------
HAYWARD                                              11      4,743,919.60       0.68     5.84     2.975     2.598     1    693
---------------------------------------------------------------------------------------------------------------------------------
Other                                             1,203    584,418,242.11      83.52    5.708     2.848     2.471     1    704
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
City                           LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
LOS ANGELES                        71.2     24.86      0      24.82       0       0       25.2        25.11
------------------------------------------------------------------------------------------------------------
SAN JOSE                          71.98      2.69      0      17.74       0    6.07      29.56        43.93
------------------------------------------------------------------------------------------------------------
SAN DIEGO                         74.83     17.83      0      12.97       0    3.39      30.43        35.37
------------------------------------------------------------------------------------------------------------
CORONA                            77.06     12.81   6.27      16.04       0       0      40.05        24.83
------------------------------------------------------------------------------------------------------------
IRVINE                            75.23     31.89      0      16.06       0       0      46.36         5.69
------------------------------------------------------------------------------------------------------------
BROOKLYN                          71.87         0      0         11       0    7.89      27.18        53.93
------------------------------------------------------------------------------------------------------------
ANTIOCH                            75.8         0      0          0       0       0      21.97        78.03
------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                     64.37      7.96      0      11.22       0   14.62      16.27        49.93
------------------------------------------------------------------------------------------------------------
ELK GROVE                         76.45     16.04      0      14.93       0       0      21.93         47.1
------------------------------------------------------------------------------------------------------------
FULLERTON                         76.24     27.64      0      27.54       0       0       7.27        37.55
------------------------------------------------------------------------------------------------------------
SANTA ROSA                        74.31     18.62      0      23.77       0   11.05      26.48        20.09
------------------------------------------------------------------------------------------------------------
HAYWARD                           74.69     26.52      0      10.54       0       0       8.85        54.09
------------------------------------------------------------------------------------------------------------
Other                             72.96     17.65   0.27       9.77    0.11    2.06      29.55        40.59
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



                     Top
                     ---




13. Original LTV

---------------------------------------------------------------------------------------------------------------------------------
Original LTV                                    Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                                       37     18,857,267.79       2.69    5.461     2.725     2.348     1    745
---------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                                      92     47,684,329.18       6.81    5.568     2.703     2.326     1    711
---------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                                     281    150,891,104.23      21.56    5.627     2.762     2.385     1    711
---------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                                     312    154,001,356.88      22.01    5.836     2.971     2.594     1    690
---------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                                     702    323,390,835.14      46.21    5.715      2.85     2.473     1    705
---------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                                       7      3,023,345.19       0.43    5.725      2.86     2.483     1    695
---------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                                       3      1,170,996.54       0.17    5.337     2.472     2.095     1    674
---------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                                       2        735,775.00       0.11    5.217     2.352     1.975     0    661
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Original LTV                   LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
0.001 - 50.000                    41.57     21.87      0       4.92       0    2.47      32.97        37.76
------------------------------------------------------------------------------------------------------------
50.001 - 60.000                   56.78     16.39      0       8.49       0    2.85      36.74        35.52
------------------------------------------------------------------------------------------------------------
60.001 - 70.000                   66.74     17.53      0      11.99    0.43    2.61      33.26        34.18
------------------------------------------------------------------------------------------------------------
70.001 - 75.000                   73.93      18.1      0       9.23       0    0.96       25.8        45.92
------------------------------------------------------------------------------------------------------------
75.001 - 80.000                   79.47      16.9   0.66      12.34       0    2.54      27.36         40.2
------------------------------------------------------------------------------------------------------------
80.001 - 85.000                   84.35     14.48      0          0       0       0      25.62        59.91
------------------------------------------------------------------------------------------------------------
85.001 - 90.000                   89.62     31.64      0          0       0       0      37.28        31.08
------------------------------------------------------------------------------------------------------------
90.001 - 95.000                      95         0      0          0       0       0      50.29        49.71
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 18.608
max: 95.000
wa: 72.995


                     Top
                     ---




14. Curr LTV

---------------------------------------------------------------------------------------------------------------------------------
Curr LTV                                        Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                                       37     18,857,267.79       2.69    5.461     2.725     2.348     1    745
---------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                                      92     47,684,329.18       6.81    5.568     2.703     2.326     1    711
---------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                                     281    150,891,104.23      21.56    5.627     2.762     2.385     1    711
---------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                                     312    154,206,570.66      22.04    5.833     2.968     2.591     1    691
---------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                                     700    322,376,306.48      46.07    5.716     2.851     2.474     1    705
---------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                                       9      3,832,660.07       0.55    5.784     2.919     2.542     2    697
---------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                                       3      1,170,996.54       0.17    5.337     2.472     2.095     1    674
---------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                                       2        735,775.00       0.11    5.217     2.352     1.975     0    661
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Curr LTV                       LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
0.001 - 50.000                    41.57     21.87      0       4.92       0    2.47      32.97        37.76
------------------------------------------------------------------------------------------------------------
50.001 - 60.000                   56.78     16.39      0       8.49       0    2.85      36.74        35.52
------------------------------------------------------------------------------------------------------------
60.001 - 70.000                   66.74     17.53      0      11.99    0.43    2.61      33.26        34.18
------------------------------------------------------------------------------------------------------------
70.001 - 75.000                   73.93     18.07      0       9.21       0    0.96      26.19        45.57
------------------------------------------------------------------------------------------------------------
75.001 - 80.000                   79.48     16.95   0.66      12.38       0    2.55      27.12        40.34
------------------------------------------------------------------------------------------------------------
80.001 - 85.000                   83.43     11.42      0          0       0       0      30.87        57.71
------------------------------------------------------------------------------------------------------------
85.001 - 90.000                   89.62     31.64      0          0       0       0      37.28        31.08
------------------------------------------------------------------------------------------------------------
90.001 - 95.000                      95         0      0          0       0       0      50.29        49.71
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 18.608
max: 95.000
wa: 72.960


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                     ---




15. FICO

---------------------------------------------------------------------------------------------------------------------------------
FICO                                            Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
620 - 659                                           222    104,847,795.43      14.98    5.819     2.954     2.577     1    643
---------------------------------------------------------------------------------------------------------------------------------
660 - 699                                           515    250,022,001.50      35.73    5.737     2.872     2.495     1    678
---------------------------------------------------------------------------------------------------------------------------------
700 - 749                                           424    208,289,765.85      29.77    5.672     2.819     2.442     1    723
---------------------------------------------------------------------------------------------------------------------------------
750 - 799                                           261    130,182,003.56       18.6    5.605      2.74     2.363     1    771
---------------------------------------------------------------------------------------------------------------------------------
800 - 819                                            14      6,413,443.61       0.92    5.667     2.802     2.425     1    805
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
FICO                           LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
620 - 659                         73.99     17.02      0      10.37       0    0.43      24.44        47.73
------------------------------------------------------------------------------------------------------------
660 - 699                         73.85     15.56   0.23      10.22    0.26    2.95      26.96        43.81
------------------------------------------------------------------------------------------------------------
700 - 749                          73.1     15.62    0.3      13.97       0    1.71      29.83        38.57
------------------------------------------------------------------------------------------------------------
750 - 799                         70.41     23.73   0.71       8.94       0    3.14      35.88         27.6
------------------------------------------------------------------------------------------------------------
800 - 819                         71.97     24.18      0          0       0       0       28.9        46.92
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 620
max: 814
wa: 705


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                     ---




16. PMI

---------------------------------------------------------------------------------------------------------------------------------
PMI                                             Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                                          1,424    694,824,893.22       99.3    5.706     2.844     2.467     1    705
---------------------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                               12      4,930,116.73        0.7    5.557     2.692     2.315     1    685
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
PMI                            LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
OLTV<=80                          72.89      17.4   0.31      11.11    0.09    2.23      29.09        39.77
------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%            87.19     16.39      0          0       0       0      32.07        51.54
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



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                     ---




17. Property Type

---------------------------------------------------------------------------------------------------------------------------------
Property Type                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
Condominium                                         123     57,913,094.08       8.28    5.678     2.813     2.436     1    714
---------------------------------------------------------------------------------------------------------------------------------
Multi Family                                         19     10,521,461.18        1.5    5.722     2.857      2.48     1    698
---------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                            274    133,305,921.82      19.05    5.665     2.818     2.441     1    704
---------------------------------------------------------------------------------------------------------------------------------
Single Family                                     1,010    493,596,444.88      70.54    5.718     2.853     2.476     1    704
---------------------------------------------------------------------------------------------------------------------------------
Townhouse                                            10      4,418,087.99       0.63    5.772     2.907      2.53     1    705
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Property Type                  LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
Condominium                        73.9     19.75      0      19.06       0    3.16      30.47        27.56
------------------------------------------------------------------------------------------------------------
Multi Family                      71.65     10.71      0      10.53       0    4.77      24.63        49.36
------------------------------------------------------------------------------------------------------------
Planned Unit Development          73.59     15.62      0      10.38       0    2.27      38.76        32.98
------------------------------------------------------------------------------------------------------------
Single Family                     72.74     17.81   0.43      10.37    0.13    2.05      26.44        42.77
------------------------------------------------------------------------------------------------------------
Townhouse                         74.68     10.41      0          0       0       0      29.46        60.13
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



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                     ---




18. Occupancy Code

---------------------------------------------------------------------------------------------------------------------------------
Occupancy Code                                  Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
Investment                                           12      5,514,953.83       0.79    5.443     3.021     2.644     1    753
---------------------------------------------------------------------------------------------------------------------------------
Primary                                           1,401    683,788,799.33      97.72    5.708     2.843     2.466     1    704
---------------------------------------------------------------------------------------------------------------------------------
Secondary                                            23     10,451,256.79       1.49    5.634     2.769     2.392     1    729
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Occupancy Code                 LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
Investment                        64.27     47.84      0       6.53       0       0      30.48        15.15
------------------------------------------------------------------------------------------------------------
Primary                           73.17     17.16   0.31      11.23     0.1    2.21      28.82        40.18
------------------------------------------------------------------------------------------------------------
Secondary                         66.21     17.07      0          0       0    3.63      47.57        31.74
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



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                     ---




19. Purpose

---------------------------------------------------------------------------------------------------------------------------------
Purpose                                         Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
CashOut                                             832    402,829,448.18      57.57    5.752     2.887      2.51     1    702
---------------------------------------------------------------------------------------------------------------------------------
Purchase                                            415    200,049,476.45      28.59    5.661     2.796     2.419     1    711
---------------------------------------------------------------------------------------------------------------------------------
RateTerm                                            189     96,876,085.32      13.84    5.599     2.759     2.382     1    701
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Purpose                        LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
CashOut                           70.69     12.67   0.14      10.26    0.16    2.37      30.81        43.57
------------------------------------------------------------------------------------------------------------
Purchase                           77.7      22.3   0.58       14.4       0    1.82      27.91        32.98
------------------------------------------------------------------------------------------------------------
RateTerm                          72.88      26.9    0.4       7.24       0    2.35      24.52        38.59
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



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                     ---




20. Documentation Type

---------------------------------------------------------------------------------------------------------------------------------
Documentation Type                              Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
F - Full Doc                                        170     86,405,696.77      12.35    5.518     2.653     2.276     1    714
---------------------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                              279    132,452,623.58      18.93    5.825      2.96     2.583     1    708
---------------------------------------------------------------------------------------------------------------------------------
R - Stated Income                                   956    467,735,646.99      66.84    5.715     2.855     2.478     1    700
---------------------------------------------------------------------------------------------------------------------------------
X - Fast Forward                                     31     13,161,042.61       1.88    5.362     2.497      2.12     1    761
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Documentation Type             LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
F - Full Doc                      74.29     26.23      0       4.63       0    1.65      36.45        31.04
------------------------------------------------------------------------------------------------------------
I - No Income No Asset            69.03     14.26   0.29       9.72    0.49    1.78      24.94        48.53
------------------------------------------------------------------------------------------------------------
R - Stated Income                 73.99     16.23   0.37      12.33       0    2.31      28.77        39.98
------------------------------------------------------------------------------------------------------------
X - Fast Forward                  68.98     32.43      0      20.06       0    6.79      35.02          5.7
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------



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                     ---




21. Lien Position

---------------------------------------------------------------------------------------------------------------------------------
Lien Position                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
1                                                 1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Lien Position                               LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
-------------------------------------------------------------------------------------------------------------------------
1                                              72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
-------------------------------------------------------------------------------------------------------------------------
Total:                                         72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
-------------------------------------------------------------------------------------------------------------------------


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                     ---




22. Gross Margins

---------------------------------------------------------------------------------------------------------------------------------
Gross Margins                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                         8      4,257,750.00       0.61    4.837     1.972     1.595     0    716
---------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                       164     88,553,717.95      12.65    5.226     2.361     1.984     1    727
---------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                       809    400,053,566.90      57.17    5.664     2.799     2.422     1    706
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                       452    205,567,914.92      29.38    6.003     3.149     2.772     1    692
---------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                         3      1,322,060.18       0.19    6.603     3.738     3.361     3    667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Gross Margins                  LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
1.501 - 2.000                     77.74     12.87      0          0       0       0      53.93         33.2
------------------------------------------------------------------------------------------------------------
2.001 - 2.500                     70.82     48.08    0.7      23.54       0     6.1      13.05         8.52
------------------------------------------------------------------------------------------------------------
2.501 - 3.000                     72.17     18.64   0.38      13.67    0.16    2.52      40.82        23.81
------------------------------------------------------------------------------------------------------------
3.001 - 3.500                     75.41      1.96      0        0.8       0       0      12.92        84.32
------------------------------------------------------------------------------------------------------------
3.501 - 4.000                     78.32         0      0          0       0       0          0          100
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 1.900
max: 3.900
wa: 2.843


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                     ---




23. Life Time Cap

---------------------------------------------------------------------------------------------------------------------------------
Life Time Cap                                   Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
8.95                                                  1        381,588.48       0.05    5.465       2.6     2.223     1    672
---------------------------------------------------------------------------------------------------------------------------------
9.75                                                  1        447,000.00       0.06    5.465       2.6     2.223     1    621
---------------------------------------------------------------------------------------------------------------------------------
9.95                                              1,434    698,926,421.47      99.88    5.705     2.844     2.467     1    705
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Life Time Cap                  LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
8.95                                 75       100      0          0       0       0          0            0
------------------------------------------------------------------------------------------------------------
9.75                              79.82         0      0        100       0       0          0            0
------------------------------------------------------------------------------------------------------------
9.95                              72.99     17.36    0.3      10.98    0.09    2.21      29.15         39.9
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 8.950
max: 9.950
wa: 9.949


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                     ---




24. Months to Roll

---------------------------------------------------------------------------------------------------------------------------------
Months to Roll                                  Count        Balance       Percent     GWAC    Margin   Net Margin Age   FICO
---------------------------------------------------------------------------------------------------------------------------------
1                                                 1,434    698,692,203.09      99.85    5.708     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------
2                                                     2      1,062,806.86       0.15    3.675     3.112     2.735     0    684
---------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,436    699,755,009.95        100    5.705     2.843     2.466     1    705
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Months to Roll                 LTV        %NoPP    %1S      %1H       %2S     %2H      %3S         %3H
------------------------------------------------------------------------------------------------------------
1                                 73.03     17.33    0.3      11.05    0.09    2.22      29.16        39.85
------------------------------------------------------------------------------------------------------------
2                                 49.23     58.81      0          0       0       0          0        41.19
------------------------------------------------------------------------------------------------------------
Total:                            72.99      17.4    0.3      11.03    0.09    2.21      29.11        39.85
------------------------------------------------------------------------------------------------------------


min: 1
max: 2
wa: 1


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                     ---

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

             Goldman, Sachs & Co.
                INDX 2005-AR18
           Cut-off - August 1, 2005
                 All records


Selection Criteria: All records
Table of Contents

1. Stats
--------
2. Prepayment Penalty
---------------------
3. Original Rate
----------------
4. Current Rate
---------------
5. Conforming
-------------
6. Principal Balance
--------------------
7. Original Term
----------------
8. RemTerm
----------
9. Age
------
10. First Payment Date
----------------------
11. States
----------
12. City
--------
13. Original LTV
----------------
14. Curr LTV
------------
15. FICO
--------
16. PMI
-------
17. Property Type
-----------------
18. Occupancy Code
------------------
19. Purpose
-----------
20. Documentation Type
----------------------
21. Lien Position
-----------------
22. Gross Margins
-----------------
23. Life Time Cap
-----------------
24. Months to Roll
------------------



1. Stats

As of Date: 20050801
Count: 4,480
Current Balance: $1,400,435,712.23
AverageCurBal: $312,597.26
OrigWAC: 1.046
GWAC: 5.8011
NetWAC: 5.4241
GrossMargin: 2.9384
NetMargin: 2.5614
FICO: 705
OLTV: 72.51
%CA: 50.24%
WALA: 1
OrigTerm: 360
WAM: 359
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9500
MTR: 1
CurrLTV: 72.48
Maximum 1 Zip Concentration: 0.480%

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                     ---




2. Prepayment Penalty

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                              Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
No Prepay                                           558      199,603,823.34      14.25    5.564     2.712     2.335     1     712
-----------------------------------------------------------------------------------------------------------------------------------
1YR SOFT                                              7        2,807,384.78        0.2    5.614     2.749     2.372     1     714
-----------------------------------------------------------------------------------------------------------------------------------
1YR HARD                                            261      104,680,561.31       7.47    5.512     2.647      2.27     1     708
-----------------------------------------------------------------------------------------------------------------------------------
2YR SOFT                                              2          864,487.64       0.06    5.528     2.663     2.286     1     693
-----------------------------------------------------------------------------------------------------------------------------------
2YR HARD                                             61       22,394,161.14        1.6    5.562     2.697      2.32     1     709
-----------------------------------------------------------------------------------------------------------------------------------
3YR SOFT                                          1,204      392,114,070.45         28     5.75     2.885     2.508     1     710
-----------------------------------------------------------------------------------------------------------------------------------
3YR HARD                                          2,387      677,971,223.57      48.41    5.954      3.09     2.713     1     700
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                           LTV      %NoPP     %1S       %1H       %2S      %2H       %3S       %3H
--------------------------------------------------------------------------------------------------------------------------
No Prepay                                     72.81       100        0         0         0        0         0         0
--------------------------------------------------------------------------------------------------------------------------
1YR SOFT                                      78.12         0      100         0         0        0         0         0
--------------------------------------------------------------------------------------------------------------------------
1YR HARD                                      74.08         0        0       100         0        0         0         0
--------------------------------------------------------------------------------------------------------------------------
2YR SOFT                                      66.26         0        0         0       100        0         0         0
--------------------------------------------------------------------------------------------------------------------------
2YR HARD                                       71.8         0        0         0         0      100         0         0
--------------------------------------------------------------------------------------------------------------------------
3YR SOFT                                      72.07         0        0         0         0        0       100         0
--------------------------------------------------------------------------------------------------------------------------
3YR HARD                                      72.45         0        0         0         0        0         0       100
--------------------------------------------------------------------------------------------------------------------------
Total:                                        72.51     14.25      0.2      7.47      0.06      1.6        28     48.41
--------------------------------------------------------------------------------------------------------------------------


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                     ---




3. Original Rate

-----------------------------------------------------------------------------------------------------------------------------------
Original Rate                                   Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                                     4,183    1,336,421,015.32      95.43    5.797     2.932     2.555     1     705
-----------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                                       297       64,014,696.91       4.57    5.891     3.064     2.687     1     721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Original Rate                                   LTV     %NoPP    %1S    %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------------------------------------
0.751 - 1.000                                    72.31    14.02  0.18    7.56  0.06    1.65   27.8    48.72
-------------------------------------------------------------------------------------------------------------
1.751 - 2.000                                    76.78    19.07  0.67    5.64     0    0.48  32.12    42.02
-------------------------------------------------------------------------------------------------------------
Total:                                           72.51    14.25   0.2    7.47  0.06     1.6     28    48.41
-------------------------------------------------------------------------------------------------------------

min: 1.000
max: 2.000
wa: 1.046


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                     ---




4. Current Rate

-----------------------------------------------------------------------------------------------------------------------------------
Current Rate                                    Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                                         1          154,000.00       0.01        1      3.05     2.673     0     809
-----------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                                         1          625,000.00       0.04        2      3.05     2.673     0     721
-----------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                                        29       12,209,234.24       0.87    4.893     2.028     1.651     1     732
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                                       110       46,589,857.82       3.33    5.129     2.264     1.887     1     721
-----------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                                       335      128,402,765.01       9.17    5.385      2.52     2.143     1     719
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                                       985      348,307,212.36      24.87    5.631     2.766     2.389     1     713
-----------------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                                     1,481      456,657,689.47      32.61    5.866     3.001     2.624     1     705
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                                     1,362      366,846,451.96       26.2     6.09     3.225     2.848     1     695
-----------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                                       158       36,739,556.53       2.62     6.33     3.465     3.088     1     663
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                                        15        3,111,207.61       0.22    6.603     3.738     3.361     1     690
-----------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                                         3          792,737.23       0.06    6.831     3.966     3.589     2     663
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Current Rate      LTV     %NoPP     %1S      %1H      %2S      %2H      %3S       %3H
-----------------------------------------------------------------------------------------
0.751 - 1.000      57.04        0        0       0         0       0          0      100
-----------------------------------------------------------------------------------------
1.751 - 2.000      35.71      100        0       0         0       0          0        0
-----------------------------------------------------------------------------------------
4.751 - 5.000      74.03    23.61        0       0         0    4.22      27.33    44.85
-----------------------------------------------------------------------------------------
5.001 - 5.250      71.45     49.8        0    13.6         0    5.37      20.55    10.67
-----------------------------------------------------------------------------------------
5.251 - 5.500      71.99     33.5     0.93   31.61      0.17    5.57      19.83     8.39
-----------------------------------------------------------------------------------------
5.501 - 5.750      70.17    18.27     0.33   12.98      0.19    1.38      42.98    23.87
-----------------------------------------------------------------------------------------
5.751 - 6.000      72.47    13.16     0.06    2.53         0    1.28      35.95    47.03
-----------------------------------------------------------------------------------------
6.001 - 6.250      74.97     1.62     0.06    0.27         0    0.39      10.04    87.63
-----------------------------------------------------------------------------------------
6.251 - 6.500      73.58      0.7        0       0         0    0.37        7.6    91.34
-----------------------------------------------------------------------------------------
6.501 - 6.750      76.77        0        0       0         0       0       7.84    92.16
-----------------------------------------------------------------------------------------
6.751 - 7.000      76.06        0        0       0         0       0          0      100
-----------------------------------------------------------------------------------------
Total:             72.51    14.25      0.2    7.47      0.06     1.6         28    48.41
-----------------------------------------------------------------------------------------


min: 1.0000
max: 6.9150
wa: 5.8011


                     Top
                     ---




5. Conforming

-----------------------------------------------------------------------------------------------------------------------------------
Conforming                                      Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
CONFORMING                                        3,044      700,680,702.28      50.03    5.897     3.033     2.656     1     706
-----------------------------------------------------------------------------------------------------------------------------------
JUMBO                                             1,436      699,755,009.95      49.97    5.705     2.843     2.466     1     705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Conforming        LTV     %NoPP     %1S      %1H      %2S      %2H      %3S       %3H
-----------------------------------------------------------------------------------------
CONFORMING         72.03    11.11      0.1    3.92      0.03    0.99      26.89    56.96
-----------------------------------------------------------------------------------------
JUMBO              72.99     17.4      0.3   11.03      0.09    2.21      29.11    39.85
-----------------------------------------------------------------------------------------
Total:             72.51    14.25      0.2    7.47      0.06     1.6         28    48.41
-----------------------------------------------------------------------------------------



                     Top
                     ---




6. Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
Principal Balance                               Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                      2          100,000.00       0.01    6.365       3.5     3.123     1     669
-----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                              124       10,365,793.55       0.74    5.931     3.066     2.689     1     721
-----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                             435       55,703,795.63       3.98    5.898     3.033     2.656     1     711
-----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                             601      107,001,161.14       7.64    5.886     3.028     2.651     1     707
-----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                             625      141,734,702.54      10.12    5.907     3.042     2.665     1     706
-----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                             316       83,127,227.26       5.94    5.908     3.043     2.666     1     708
-----------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 350,000.00                             819      255,689,349.86      18.26    5.897     3.032     2.655     1     704
-----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                             477      179,585,438.56      12.82    5.783     2.918     2.541     1     705
-----------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                             353      150,700,220.65      10.76    5.773     2.908     2.531     1     702
-----------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                             296      141,684,756.88      10.12    5.746     2.881     2.504     1     706
-----------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                             125       65,629,352.50       4.69    5.669     2.804     2.427     1     700
-----------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00                             109       63,078,539.07        4.5      5.7     2.835     2.458     1     697
-----------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 750,000.00                             145       94,690,198.20       6.76    5.616     2.777       2.4     1     705
-----------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00                              16       12,965,889.18       0.93    5.482     2.617      2.24     1     721
-----------------------------------------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00                              19       17,098,753.90       1.22    5.568     2.703     2.326     1     710
-----------------------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00                            10        9,961,365.93       0.71    5.461     2.596     2.219     1     729
-----------------------------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00                           3        3,524,574.79       0.25     5.55     2.685     2.308     1     729
-----------------------------------------------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00                           4        5,589,859.15        0.4    5.371     2.506     2.129     2     715
-----------------------------------------------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00                           1        2,204,733.44       0.16    5.165       2.3     1.923     2     785
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Principal Balance            LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
0.01 - 50,000.00                47.4        0       0        0        0        0         0      100
----------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00         62.58     7.75       0     1.52        0     1.62     12.32     76.8
----------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00         69.8     9.57       0     2.19        0     0.96     24.67    62.62
----------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00        70.58     8.41       0     2.67        0     1.02     23.84    64.06
----------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00        71.39     8.77     0.3     3.13     0.15     0.95     26.86    59.84
----------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00        72.67    12.33    0.31      3.8        0     0.96     28.84    53.75
----------------------------------------------------------------------------------------------------
275,000.01 - 350,000.00         73.7    13.07       0      5.7        0     0.86     28.28    52.08
----------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00        73.17    15.96    0.21     4.99        0     0.85      30.3    47.69
----------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00        74.26    14.39       0    10.77        0     3.98     26.92    43.94
----------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00        74.12    15.84       0    12.54        0     1.33     28.09     42.2
----------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00        73.35    19.29    0.83    12.88        0     3.16     26.53    37.31
----------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00        74.55    16.55    0.91    12.98        0     0.92     23.86    44.78
----------------------------------------------------------------------------------------------------
600,000.01 - 750,000.00        71.53    18.06    0.66    15.82     0.69     3.53     33.29    27.96
----------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00        65.23    18.92       0      6.4        0     6.52      43.6    24.57
----------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00        66.58    16.12       0    10.24        0        0     37.05    36.59
----------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00       65.7    39.84       0        0        0        0     50.12    10.04
----------------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00    50.94    34.05       0    31.21        0        0         0    34.74
----------------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00    65.85    49.94       0        0        0        0      26.8    23.26
----------------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00       65      100       0        0        0        0         0        0
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 50,000.00
max: 2,204,733.44
avg: 312,597.26


                     Top
                     ---




7. Original Term

-----------------------------------------------------------------------------------------------------------------------------------
Original Term                                   Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
360                                               4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Original Term                LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
360                            72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 360
max: 360
wa: 360


                     Top
                     ---




8. RemTerm

-----------------------------------------------------------------------------------------------------------------------------------
RemTerm                                         Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
353                                                   2          691,460.09       0.05    5.739     2.874     2.497     7     650
-----------------------------------------------------------------------------------------------------------------------------------
355                                                   5        2,066,037.32       0.15     5.74     2.875     2.498     5     714
-----------------------------------------------------------------------------------------------------------------------------------
356                                                   6        1,927,292.24       0.14    5.688     2.823     2.446     4     689
-----------------------------------------------------------------------------------------------------------------------------------
357                                                  21        8,190,347.26       0.58    5.913     3.048     2.671     3     713
-----------------------------------------------------------------------------------------------------------------------------------
358                                                 133       49,053,150.66        3.5    5.697     2.832     2.455     2     715
-----------------------------------------------------------------------------------------------------------------------------------
359                                               2,335      736,528,003.01      52.59    5.796     2.931     2.554     1     706
-----------------------------------------------------------------------------------------------------------------------------------
360                                               1,978      601,979,421.65      42.99    5.815     2.955     2.578     0     704
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
RemTerm                      LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
353                            62.35    48.14       0        0        0        0     51.86        0
----------------------------------------------------------------------------------------------------
355                             78.3     29.7       0        0        0        0     40.24    30.05
----------------------------------------------------------------------------------------------------
356                            71.03    36.21       0        0        0        0     40.79       23
----------------------------------------------------------------------------------------------------
357                             71.8    15.58       0        0        0        0     43.12     41.3
----------------------------------------------------------------------------------------------------
358                            71.38    41.32       0     6.49     0.44        0     28.86    22.89
----------------------------------------------------------------------------------------------------
359                            72.56    15.47    0.22      8.9     0.09     1.54     27.51    46.27
----------------------------------------------------------------------------------------------------
360                            72.56    10.37     0.2     5.97        0     1.84     28.22     53.4
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 353
max: 360
wa: 359


                     Top
                     ---




9. Age

-----------------------------------------------------------------------------------------------------------------------------------
Age                                             Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
0                                                 1,978      601,979,421.65      42.99    5.815     2.955     2.578     0     704
-----------------------------------------------------------------------------------------------------------------------------------
1                                                 2,335      736,528,003.01      52.59    5.796     2.931     2.554     1     706
-----------------------------------------------------------------------------------------------------------------------------------
2                                                   133       49,053,150.66        3.5    5.697     2.832     2.455     2     715
-----------------------------------------------------------------------------------------------------------------------------------
3                                                    21        8,190,347.26       0.58    5.913     3.048     2.671     3     713
-----------------------------------------------------------------------------------------------------------------------------------
4                                                     6        1,927,292.24       0.14    5.688     2.823     2.446     4     689
-----------------------------------------------------------------------------------------------------------------------------------
5                                                     5        2,066,037.32       0.15     5.74     2.875     2.498     5     714
-----------------------------------------------------------------------------------------------------------------------------------
7                                                     2          691,460.09       0.05    5.739     2.874     2.497     7     650
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Age                          LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
0                              72.56    10.37     0.2     5.97        0     1.84     28.22     53.4
----------------------------------------------------------------------------------------------------
1                              72.56    15.47    0.22      8.9     0.09     1.54     27.51    46.27
----------------------------------------------------------------------------------------------------
2                              71.38    41.32       0     6.49     0.44        0     28.86    22.89
----------------------------------------------------------------------------------------------------
3                               71.8    15.58       0        0        0        0     43.12     41.3
----------------------------------------------------------------------------------------------------
4                              71.03    36.21       0        0        0        0     40.79       23
----------------------------------------------------------------------------------------------------
5                               78.3     29.7       0        0        0        0     40.24    30.05
----------------------------------------------------------------------------------------------------
7                              62.35    48.14       0        0        0        0     51.86        0
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 0
max: 7
wa: 1


                     Top
                     ---




10. First Payment Date

-----------------------------------------------------------------------------------------------------------------------------------
First Payment Date                              Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
2/1/2005                                              2          691,460.09       0.05    5.739     2.874     2.497     7     650
-----------------------------------------------------------------------------------------------------------------------------------
4/1/2005                                              5        2,066,037.32       0.15     5.74     2.875     2.498     5     714
-----------------------------------------------------------------------------------------------------------------------------------
5/1/2005                                              6        1,927,292.24       0.14    5.688     2.823     2.446     4     689
-----------------------------------------------------------------------------------------------------------------------------------
6/1/2005                                             21        8,190,347.26       0.58    5.913     3.048     2.671     3     713
-----------------------------------------------------------------------------------------------------------------------------------
7/1/2005                                            133       49,053,150.66        3.5    5.697     2.832     2.455     2     715
-----------------------------------------------------------------------------------------------------------------------------------
8/1/2005                                          2,335      736,528,003.01      52.59    5.796     2.931     2.554     1     706
-----------------------------------------------------------------------------------------------------------------------------------
9/1/2005                                          1,976      601,200,421.65      42.93     5.82     2.955     2.578     0     704
-----------------------------------------------------------------------------------------------------------------------------------
10/1/2005                                             2          779,000.00       0.06    1.802      3.05     2.673     0     738
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
First Payment Date           LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
2/1/2005                       62.35    48.14       0        0        0        0     51.86        0
----------------------------------------------------------------------------------------------------
4/1/2005                        78.3     29.7       0        0        0        0     40.24    30.05
----------------------------------------------------------------------------------------------------
5/1/2005                       71.03    36.21       0        0        0        0     40.79       23
----------------------------------------------------------------------------------------------------
6/1/2005                        71.8    15.58       0        0        0        0     43.12     41.3
----------------------------------------------------------------------------------------------------
7/1/2005                       71.38    41.32       0     6.49     0.44        0     28.86    22.89
----------------------------------------------------------------------------------------------------
8/1/2005                       72.56    15.47    0.22      8.9     0.09     1.54     27.51    46.27
----------------------------------------------------------------------------------------------------
9/1/2005                        72.6    10.28     0.2     5.98        0     1.84     28.25    53.45
----------------------------------------------------------------------------------------------------
10/1/2005                      39.93    80.23       0        0        0        0         0    19.77
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



                     Top
                     ---




11. States

-----------------------------------------------------------------------------------------------------------------------------------
States                                          Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
AK                                                    5        1,281,936.73       0.09    5.834     2.969     2.592     1     725
-----------------------------------------------------------------------------------------------------------------------------------
AL                                                    5        1,643,512.74       0.12    5.784     2.919     2.542     1     718
-----------------------------------------------------------------------------------------------------------------------------------
AR                                                    3          500,600.00       0.04    5.682     2.817      2.44     0     753
-----------------------------------------------------------------------------------------------------------------------------------
AZ                                                  125       33,062,354.92       2.36     5.79     2.925     2.548     1     711
-----------------------------------------------------------------------------------------------------------------------------------
CA                                                1,876      703,521,509.57      50.24    5.775     2.913     2.536     1     706
-----------------------------------------------------------------------------------------------------------------------------------
CO                                                   65       17,057,887.45       1.22    5.716     2.851     2.474     1     720
-----------------------------------------------------------------------------------------------------------------------------------
CT                                                   56       16,147,655.42       1.15    5.867     3.002     2.625     1     700
-----------------------------------------------------------------------------------------------------------------------------------
DC                                                    8        3,176,955.03       0.23    5.704     2.839     2.462     1     695
-----------------------------------------------------------------------------------------------------------------------------------
DE                                                   13        2,608,348.04       0.19    5.822     2.957      2.58     1     749
-----------------------------------------------------------------------------------------------------------------------------------
FL                                                  591      139,985,855.84         10    5.854     2.989     2.612     1     704
-----------------------------------------------------------------------------------------------------------------------------------
GA                                                   33        7,343,989.30       0.52    5.773     2.908     2.531     0     704
-----------------------------------------------------------------------------------------------------------------------------------
HI                                                   30       11,212,830.49        0.8    5.777     2.912     2.535     1     718
-----------------------------------------------------------------------------------------------------------------------------------
IA                                                    1          462,894.26       0.03    5.515      2.65     2.273     1     682
-----------------------------------------------------------------------------------------------------------------------------------
ID                                                    3          717,880.91       0.05    5.813     2.948     2.571     1     702
-----------------------------------------------------------------------------------------------------------------------------------
IL                                                  121       30,188,862.05       2.16    5.915     3.075     2.698     0     692
-----------------------------------------------------------------------------------------------------------------------------------
IN                                                    5          523,880.00       0.04    5.976     3.111     2.734     1     680
-----------------------------------------------------------------------------------------------------------------------------------
KS                                                    9        1,625,400.00       0.12    5.848     2.983     2.606     1     736
-----------------------------------------------------------------------------------------------------------------------------------
KY                                                    1          164,000.00       0.01    6.015      3.15     2.773     0     739
-----------------------------------------------------------------------------------------------------------------------------------
LA                                                    7        1,257,000.00       0.09    6.068     3.203     2.826     0     687
-----------------------------------------------------------------------------------------------------------------------------------
MA                                                   85       27,492,214.92       1.96    5.801     2.936     2.559     1     706
-----------------------------------------------------------------------------------------------------------------------------------
MD                                                  120       35,521,426.12       2.54    5.774     2.909     2.532     1     699
-----------------------------------------------------------------------------------------------------------------------------------
ME                                                    8        2,516,683.42       0.18    5.822     2.957      2.58     1     685
-----------------------------------------------------------------------------------------------------------------------------------
MI                                                   66       14,032,767.61          1    5.883     3.018     2.641     1     695
-----------------------------------------------------------------------------------------------------------------------------------
MN                                                   46       11,471,658.32       0.82    5.787     2.922     2.545     1     713
-----------------------------------------------------------------------------------------------------------------------------------
MO                                                   23        4,177,007.93        0.3    5.838     2.973     2.596     0     717
-----------------------------------------------------------------------------------------------------------------------------------
MT                                                    3          548,644.56       0.04    6.057     3.192     2.815     2     730
-----------------------------------------------------------------------------------------------------------------------------------
NC                                                   13        3,616,996.82       0.26    5.588     2.723     2.346     1     717
-----------------------------------------------------------------------------------------------------------------------------------
NE                                                    6          762,337.75       0.05    5.842     2.977       2.6     0     750
-----------------------------------------------------------------------------------------------------------------------------------
NH                                                    4          731,500.00       0.05    5.891     3.026     2.649     0     741
-----------------------------------------------------------------------------------------------------------------------------------
NJ                                                  317       93,574,333.72       6.68    5.843     2.978     2.601     1     702
-----------------------------------------------------------------------------------------------------------------------------------
NM                                                   12        2,496,648.95       0.18    5.681     2.816     2.439     1     732
-----------------------------------------------------------------------------------------------------------------------------------
NV                                                   96       25,812,891.67       1.84    5.851     2.986     2.609     1     707
-----------------------------------------------------------------------------------------------------------------------------------
NY                                                  212       75,820,394.84       5.41     5.77     2.905     2.528     0     706
-----------------------------------------------------------------------------------------------------------------------------------
OH                                                   20        3,153,057.62       0.23    5.839     2.974     2.597     0     718
-----------------------------------------------------------------------------------------------------------------------------------
OR                                                   18        3,747,844.93       0.27     5.87     3.005     2.628     1     725
-----------------------------------------------------------------------------------------------------------------------------------
PA                                                   35        7,103,568.20       0.51    5.909     3.044     2.667     1     706
-----------------------------------------------------------------------------------------------------------------------------------
RI                                                   27        6,778,362.84       0.48    5.907     3.042     2.665     1     717
-----------------------------------------------------------------------------------------------------------------------------------
SC                                                   11        2,980,588.51       0.21     5.72     2.855     2.478     1     726
-----------------------------------------------------------------------------------------------------------------------------------
SD                                                    1          240,000.00       0.02    5.715      2.85     2.473     0     676
-----------------------------------------------------------------------------------------------------------------------------------
TN                                                    9        1,988,378.27       0.14     5.81     2.945     2.568     0     714
-----------------------------------------------------------------------------------------------------------------------------------
TX                                                   61       11,039,807.38       0.79    5.816     2.951     2.574     1     703
-----------------------------------------------------------------------------------------------------------------------------------
UT                                                   23        4,520,582.08       0.32    5.872     3.007      2.63     1     696
-----------------------------------------------------------------------------------------------------------------------------------
VA                                                  221       68,484,772.50       4.89    5.859     2.994     2.617     1     701
-----------------------------------------------------------------------------------------------------------------------------------
VT                                                    2          589,500.00       0.04    5.865         3     2.623     1     671
-----------------------------------------------------------------------------------------------------------------------------------
WA                                                   72       16,628,486.77       1.19     5.82     2.955     2.578     1     717
-----------------------------------------------------------------------------------------------------------------------------------
WI                                                   12        2,121,903.75       0.15    5.751     2.886     2.509     0     727
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
States                       LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
AK                              77.8    38.22       0        0        0        0     15.13    46.65
----------------------------------------------------------------------------------------------------
AL                             74.56    27.84       0        0        0     8.27     27.38    36.51
----------------------------------------------------------------------------------------------------
AR                             70.33        0       0        0        0        0         0      100
----------------------------------------------------------------------------------------------------
AZ                             74.45     8.09    0.63    10.55        0     0.74     46.09     33.9
----------------------------------------------------------------------------------------------------
CA                             71.58    17.08    0.37    11.13        0     1.66     24.88    44.87
----------------------------------------------------------------------------------------------------
CO                             74.74    16.25       0     1.72        0     3.61     48.46    29.97
----------------------------------------------------------------------------------------------------
CT                             74.28      9.9       0     2.65        0        0     38.62    48.83
----------------------------------------------------------------------------------------------------
DC                             69.58     8.81       0        0        0        0     45.07    46.11
----------------------------------------------------------------------------------------------------
DE                             72.56        0       0        0        0        0     38.32    61.68
----------------------------------------------------------------------------------------------------
FL                             72.93     5.65       0      2.5        0     1.48      32.8    57.57
----------------------------------------------------------------------------------------------------
GA                             79.55    22.82       0        0        0     5.75     35.61    35.82
----------------------------------------------------------------------------------------------------
HI                             68.29     4.24       0        0        0      3.7     41.67     50.4
----------------------------------------------------------------------------------------------------
IA                                80        0       0        0        0        0       100        0
----------------------------------------------------------------------------------------------------
ID                             74.18        0       0        0        0        0     44.24    55.76
----------------------------------------------------------------------------------------------------
IL                             76.11    17.06       0     2.96     2.15        0     22.94    54.89
----------------------------------------------------------------------------------------------------
IN                             73.59        0       0        0        0        0         0      100
----------------------------------------------------------------------------------------------------
KS                             77.71        0       0     7.87        0        0     20.06    72.07
----------------------------------------------------------------------------------------------------
KY                                80        0       0        0        0        0         0      100
----------------------------------------------------------------------------------------------------
LA                             79.58     8.27       0        0        0        0         0    91.73
----------------------------------------------------------------------------------------------------
MA                             72.78    17.85       0     4.55        0      1.6     26.21    49.79
----------------------------------------------------------------------------------------------------
MD                             73.95    18.35       0     3.86        0     3.02     22.88    51.89
----------------------------------------------------------------------------------------------------
ME                             65.78    25.33       0        0        0    13.07     45.38    16.22
----------------------------------------------------------------------------------------------------
MI                             77.68     4.41       0     7.09        0     1.04     17.87    69.59
----------------------------------------------------------------------------------------------------
MN                             77.23    15.67       0     1.19        0        0     29.27    53.87
----------------------------------------------------------------------------------------------------
MO                             77.12     6.34       0        0        0        0     36.65    57.01
----------------------------------------------------------------------------------------------------
MT                             74.93        0       0        0        0        0     56.96    43.04
----------------------------------------------------------------------------------------------------
NC                             75.34    61.07       0    16.02        0    22.92         0        0
----------------------------------------------------------------------------------------------------
NE                             77.41        0       0        0        0        0     26.97    73.03
----------------------------------------------------------------------------------------------------
NH                              69.3        0       0        0        0        0         0      100
----------------------------------------------------------------------------------------------------
NJ                             72.01     11.8       0     1.62        0     1.12     34.24    51.21
----------------------------------------------------------------------------------------------------
NM                             76.59    40.47       0    26.06        0        0     24.67     8.79
----------------------------------------------------------------------------------------------------
NV                             75.22    11.83       0     9.58        0        0     41.43    37.16
----------------------------------------------------------------------------------------------------
NY                             69.32    18.28       0      5.3        0     1.45     25.25    49.71
----------------------------------------------------------------------------------------------------
OH                             75.84     7.61       0        0        0        0     12.05    80.34
----------------------------------------------------------------------------------------------------
OR                             79.65     9.73       0        0        0        0     29.38    60.89
----------------------------------------------------------------------------------------------------
PA                             77.86     5.56       0     2.07        0        0     22.88    69.48
----------------------------------------------------------------------------------------------------
RI                             73.29     5.63       0     8.84        0        0      20.2    65.33
----------------------------------------------------------------------------------------------------
SC                                78    59.24       0     2.14        0        0     18.85    19.77
----------------------------------------------------------------------------------------------------
SD                                80        0       0        0        0        0         0      100
----------------------------------------------------------------------------------------------------
TN                             71.52        0       0        0        0    10.06     59.68    30.26
----------------------------------------------------------------------------------------------------
TX                             75.35     9.29       0        0        0        0     24.17    66.54
----------------------------------------------------------------------------------------------------
UT                             77.36     5.83       0        0        0     2.61     30.43    61.13
----------------------------------------------------------------------------------------------------
VA                             74.25     5.01       0     5.02     0.31     2.05     27.98    59.62
----------------------------------------------------------------------------------------------------
VT                              75.8      100       0        0        0        0         0        0
----------------------------------------------------------------------------------------------------
WA                             76.23     5.89       0     2.33        0        0     39.27    52.51
----------------------------------------------------------------------------------------------------
WI                             76.58    23.93       0        0        0     4.59      7.35    64.13
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



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                     ---




12. City

-----------------------------------------------------------------------------------------------------------------------------------
City                                            Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                                          98       41,063,158.17       2.93    5.743     2.878     2.501     1     706
-----------------------------------------------------------------------------------------------------------------------------------
SAN JOSE                                             48       21,174,592.37       1.51    5.753     2.888     2.511     1     699
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                                            56       20,949,423.94        1.5    5.796     2.931     2.554     1     712
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                                           58       16,026,187.05       1.14    5.905      3.04     2.663     1     706
-----------------------------------------------------------------------------------------------------------------------------------
LAS VEGAS                                            60       15,949,722.24       1.14    5.857     2.992     2.615     1     707
-----------------------------------------------------------------------------------------------------------------------------------
MIAMI                                                51       12,687,919.64       0.91    5.901     3.036     2.659     1     704
-----------------------------------------------------------------------------------------------------------------------------------
CORONA                                               31       12,130,463.64       0.87    5.685      2.82     2.443     1     712
-----------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                                             27       10,881,235.39       0.78    5.806     2.941     2.564     0     695
-----------------------------------------------------------------------------------------------------------------------------------
STOCKTON                                             32        9,770,841.85        0.7    5.838     2.973     2.596     1     703
-----------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE                                           30        9,325,125.23       0.67    5.949     3.084     2.707     1     697
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                                            28        8,568,113.91       0.61    5.861     2.996     2.619     1     689
-----------------------------------------------------------------------------------------------------------------------------------
IRVINE                                               18        8,495,442.09       0.61    5.597     2.732     2.355     1     717
-----------------------------------------------------------------------------------------------------------------------------------
Other                                             3,943    1,213,413,486.71      86.65    5.802     2.939     2.562     1     706
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
City                         LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
LOS ANGELES                    70.32    20.68       0    18.83        0        0     21.26    39.23
----------------------------------------------------------------------------------------------------
SAN JOSE                       71.34     2.35    1.02    19.42        0      5.3     25.83    46.07
----------------------------------------------------------------------------------------------------
SAN DIEGO                      70.77    15.43       0    10.85        0     3.52     32.54    37.66
----------------------------------------------------------------------------------------------------
SACRAMENTO                     73.55    24.49       0     1.65        0     3.91     11.92    58.03
----------------------------------------------------------------------------------------------------
LAS VEGAS                      76.83    11.21       0     8.41        0        0     40.35    40.03
----------------------------------------------------------------------------------------------------
MIAMI                          71.67     1.86       0        0        0        0     34.07    64.07
----------------------------------------------------------------------------------------------------
CORONA                         74.74     11.8    4.47    11.45        0        0     28.58    43.69
----------------------------------------------------------------------------------------------------
BROOKLYN                       68.73      9.4       0     12.4        0     4.61     25.64    47.95
----------------------------------------------------------------------------------------------------
STOCKTON                       75.13    24.04       0    11.77        0        0     11.22    52.97
----------------------------------------------------------------------------------------------------
WOODBRIDGE                     75.05        0       0        0        0        0     17.67    82.33
----------------------------------------------------------------------------------------------------
RIVERSIDE                      70.53    17.36       0        0        0     2.45     20.32    59.86
----------------------------------------------------------------------------------------------------
IRVINE                         74.79    34.01       0     15.1        0        0      43.6     7.29
----------------------------------------------------------------------------------------------------
Other                          72.55     14.2    0.17      6.9     0.07     1.58     28.35    48.73
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



                     Top
                     ---




13. Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
Original LTV                                    Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                                      273       62,715,768.78       4.48    5.686      2.86     2.483     1     728
-----------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                                     365      107,491,486.61       7.68    5.686     2.828     2.451     1     715
-----------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                                     800      272,806,250.92      19.48     5.76     2.895     2.518     1     709
-----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                                     879      290,253,714.51      20.73    5.926     3.061     2.684     1     692
-----------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                                   2,052      642,263,056.19      45.86    5.794     2.929     2.552     1     707
-----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                                      28        7,053,233.03        0.5     5.79     2.925     2.548     1     704
-----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                                      27        6,357,735.89       0.45    5.677     2.812     2.435     1     703
-----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                                      56       11,494,466.30       0.82    5.794     2.929     2.552     1     698
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Original LTV                 LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
0.001 - 50.000                 41.06    14.28       0     3.28        0     1.28     29.57     51.6
----------------------------------------------------------------------------------------------------
50.001 - 60.000                56.35    13.99       0     5.69      0.2     2.13     30.88     47.1
----------------------------------------------------------------------------------------------------
60.001 - 70.000                66.52    13.14    0.08     8.02     0.24     2.05     31.94    44.54
----------------------------------------------------------------------------------------------------
70.001 - 75.000                73.95    13.84       0     6.24        0     0.91     23.01       56
----------------------------------------------------------------------------------------------------
75.001 - 80.000                 79.5    14.99     0.4     8.68        0     1.73     28.02    46.18
----------------------------------------------------------------------------------------------------
80.001 - 85.000                84.27    15.48       0        0        0        0     24.68    59.84
----------------------------------------------------------------------------------------------------
85.001 - 90.000                89.16    21.62       0     4.42        0        0     27.95    46.01
----------------------------------------------------------------------------------------------------
90.001 - 95.000                94.61     7.43       0     4.35        0        0      25.9    62.32
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 14.400
max: 95.000
wa: 72.513


                     Top
                     ---




14. Curr LTV

-----------------------------------------------------------------------------------------------------------------------------------
Curr LTV                                        Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                                      273       62,715,768.78       4.48    5.686      2.86     2.483     1     728
-----------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                                     365      107,491,486.61       7.68    5.686     2.828     2.451     1     715
-----------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                                     800      272,806,250.92      19.48     5.76     2.895     2.518     1     709
-----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                                     878      290,233,899.83      20.72    5.924     3.059     2.682     1     692
-----------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                                   2,050      641,253,331.03      45.79    5.794     2.929     2.552     1     707
-----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                                      31        8,082,772.87       0.58    5.833     2.968     2.591     1     707
-----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                                      27        6,357,735.89       0.45    5.677     2.812     2.435     1     703
-----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                                      56       11,494,466.30       0.82    5.794     2.929     2.552     1     698
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Curr LTV                     LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
0.001 - 50.000                 41.06    14.28       0     3.28        0     1.28     29.57     51.6
----------------------------------------------------------------------------------------------------
50.001 - 60.000                56.35    13.99       0     5.69      0.2     2.13     30.88     47.1
----------------------------------------------------------------------------------------------------
60.001 - 70.000                66.52    13.14    0.08     8.02     0.24     2.05     31.94    44.54
----------------------------------------------------------------------------------------------------
70.001 - 75.000                73.95    13.84       0     6.24        0     0.91     23.16    55.85
----------------------------------------------------------------------------------------------------
75.001 - 80.000                79.49    15.02     0.4     8.69        0     1.73     27.93    46.23
----------------------------------------------------------------------------------------------------
80.001 - 85.000                83.73    13.51       0        0        0        0     26.59     59.9
----------------------------------------------------------------------------------------------------
85.001 - 90.000                89.16    21.62       0     4.42        0        0     27.95    46.01
----------------------------------------------------------------------------------------------------
90.001 - 95.000                94.61     7.43       0     4.35        0        0      25.9    62.32
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 14.400
max: 95.000
wa: 72.480


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                     ---




15. FICO

-----------------------------------------------------------------------------------------------------------------------------------
FICO                                            Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
0 - 0                                                 1          209,499.56       0.01     6.34     3.475     3.098     1       0
-----------------------------------------------------------------------------------------------------------------------------------
620 - 659                                           671      208,793,129.90      14.91    5.917     3.052     2.675     1     642
-----------------------------------------------------------------------------------------------------------------------------------
660 - 699                                         1,557      494,837,317.17      35.33    5.826     2.961     2.584     1     678
-----------------------------------------------------------------------------------------------------------------------------------
700 - 749                                         1,311      413,745,686.82      29.54    5.773     2.914     2.537     1     723
-----------------------------------------------------------------------------------------------------------------------------------
750 - 799                                           845      260,785,858.86      18.62    5.711     2.846     2.469     1     771
-----------------------------------------------------------------------------------------------------------------------------------
800 - 819                                            95       22,064,219.92       1.58    5.738     2.907      2.53     1     806
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
FICO                         LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
0 - 0                             70        0       0        0        0        0       100        0
----------------------------------------------------------------------------------------------------
620 - 659                      73.75    13.36    0.12     6.31        0     0.92     24.22    55.07
----------------------------------------------------------------------------------------------------
660 - 699                      73.15    12.51    0.12     7.32     0.13     1.75      26.2    51.98
----------------------------------------------------------------------------------------------------
700 - 749                      72.65     13.7    0.25     8.54     0.05     1.57     29.93    45.95
----------------------------------------------------------------------------------------------------
750 - 799                      70.46    18.68    0.35     7.35        0     2.04     31.62    39.96
----------------------------------------------------------------------------------------------------
800 - 819                      68.27    19.95       0     3.64        0        0     24.42    51.99
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 620
max: 817
wa: 705


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                     ---




16. PMI

-----------------------------------------------------------------------------------------------------------------------------------
PMI                                             Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                                          4,369    1,375,530,277.01      98.22    5.802     2.939     2.562     1     706
-----------------------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                              111       24,905,435.22       1.78    5.763     2.898     2.521     1     701
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
PMI                          LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
OLTV<=80                       72.19    14.27     0.2     7.55     0.06     1.63     28.03    48.25
----------------------------------------------------------------------------------------------------
Insured and OLTV > 80%         90.29    13.33       0     3.14        0        0     26.08    57.45
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



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                     ---




17. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
Property Type                                   Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                                         472      132,505,975.31       9.46    5.785      2.92     2.543     1     713
-----------------------------------------------------------------------------------------------------------------------------------
Multi Family                                        197       61,608,167.58        4.4    5.923     3.071     2.694     1     704
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                            834      265,930,768.60      18.99    5.761     2.906     2.529     1     708
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                                     2,917      925,978,104.96      66.12    5.806     2.941     2.564     1     704
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                                            60       14,412,695.78       1.03    5.871     3.006     2.629     1     706
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Property Type                LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
Condominium                    74.14    17.11    0.36     12.3        0     2.01     32.17    36.06
----------------------------------------------------------------------------------------------------
Multi Family                   70.76     13.3       0     4.69        0     1.04      21.6    59.37
----------------------------------------------------------------------------------------------------
Planned Unit Development       73.72    13.37    0.08     7.19        0     1.66     36.46    41.24
----------------------------------------------------------------------------------------------------
Single Family                  72.05    14.26    0.23      7.1     0.09     1.59     25.44    51.29
----------------------------------------------------------------------------------------------------
Townhouse                      72.38     8.05       0     4.56        0        0     25.13    62.26
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



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                     ---




18. Occupancy Code

-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Code                                  Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
Investment                                          187       39,304,011.69       2.81    5.972     3.169     2.792     1     734
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                           4,200    1,336,683,839.24      95.45    5.798     2.934     2.557     1     704
-----------------------------------------------------------------------------------------------------------------------------------
Secondary                                            93       24,447,861.30       1.75    5.687     2.822     2.445     1     728
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Occupancy Code               LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
Investment                     68.31    22.62    1.09      7.2        0     0.78     35.79    32.53
----------------------------------------------------------------------------------------------------
Primary                        72.68    13.91    0.18     7.54     0.06     1.62     27.52    49.16
----------------------------------------------------------------------------------------------------
Secondary                       70.3    19.69       0     4.08        0     1.55     41.52    33.15
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



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                     ---




19. Purpose

-----------------------------------------------------------------------------------------------------------------------------------
Purpose                                         Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
CashOut                                           2,704      837,686,286.03      59.82    5.841     2.977       2.6     1     702
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                          1,069      357,742,451.30      25.55    5.737     2.872     2.495     1     716
-----------------------------------------------------------------------------------------------------------------------------------
RateTerm                                            707      205,006,974.90      14.64     5.75     2.897      2.52     1     701
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Purpose                      LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
CashOut                           70    10.83     0.1     6.43      0.1     1.61     27.64    53.28
----------------------------------------------------------------------------------------------------
Purchase                       77.91    19.53    0.38    11.29        0     1.64     29.65    37.51
----------------------------------------------------------------------------------------------------
RateTerm                       73.35    19.03    0.29     5.08        0     1.48     26.59    47.52
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



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                     ---




20. Documentation Type

-----------------------------------------------------------------------------------------------------------------------------------
Documentation Type                              Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
F - Full Doc                                        781      213,861,363.63      15.27    5.665       2.8     2.423     1     711
-----------------------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                            1,047      307,684,083.43      21.97     5.91     3.045     2.668     1     712
-----------------------------------------------------------------------------------------------------------------------------------
R - Stated Income                                 2,517      843,056,569.67       60.2    5.807     2.946     2.569     1     700
-----------------------------------------------------------------------------------------------------------------------------------
X - Fast Forward                                    135       35,833,695.50       2.56    5.529     2.664     2.287     1     756
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Documentation Type           LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
F - Full Doc                   76.31     18.9    0.22      4.7        0     1.03     33.62    41.54
----------------------------------------------------------------------------------------------------
I - No Income No Asset         66.81    10.01    0.12     5.31     0.21     1.18     23.39    59.78
----------------------------------------------------------------------------------------------------
R - Stated Income              73.79    14.11    0.23     8.84        0     1.85     28.03    46.94
----------------------------------------------------------------------------------------------------
X - Fast Forward               68.76    26.31       0    10.54      0.6     2.77     33.36    26.42
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



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                     ---




21. Lien Position

-----------------------------------------------------------------------------------------------------------------------------------
Lien Position                                   Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
1                                                 4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Lien Position                LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
1                              72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------



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                     ---




22. Gross Margins

-----------------------------------------------------------------------------------------------------------------------------------
Gross Margins                                   Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                        11        4,888,550.00       0.35    4.836     1.971     1.594     0     723
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                       277      116,059,326.18       8.29    5.219     2.354     1.977     1     723
-----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                     1,870      646,643,008.86      46.17    5.676     2.811     2.434     1     711
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                     2,280      623,055,305.82      44.49    6.036     3.176     2.799     1     697
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                        40        9,440,021.37       0.67    6.503     3.638     3.261     1     685
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                         2          349,500.00       0.02    6.915      4.05     3.673     0     703
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Gross Margins                LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
1.501 - 2.000                   77.6    11.21       0        0        0        0     50.55    38.24
----------------------------------------------------------------------------------------------------
2.001 - 2.500                  71.21    44.61    0.54    20.07        0     5.86     16.04    12.88
----------------------------------------------------------------------------------------------------
2.501 - 3.000                  71.84    20.62    0.27       12     0.13     2.06     39.76    25.16
----------------------------------------------------------------------------------------------------
3.001 - 3.500                  73.38     2.19    0.07     0.61        0     0.37     18.14    78.61
----------------------------------------------------------------------------------------------------
3.501 - 4.000                  74.81     2.71       0        0        0        0      9.35    87.94
----------------------------------------------------------------------------------------------------
4.001 - 4.500                  77.41        0       0        0        0        0         0      100
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 1.900
max: 4.050
wa: 2.938


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                     ---




23. Life Time Cap

-----------------------------------------------------------------------------------------------------------------------------------
Life Time Cap                                   Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
8.95                                                  2          576,338.48       0.04    5.617     2.752     2.375     1     685
-----------------------------------------------------------------------------------------------------------------------------------
9.75                                                  1          447,000.00       0.03    5.465       2.6     2.223     1     621
-----------------------------------------------------------------------------------------------------------------------------------
9.95                                              4,475    1,398,899,947.85      99.89    5.801     2.939     2.562     1     705
-----------------------------------------------------------------------------------------------------------------------------------
10.95                                                 1          292,800.57       0.02    5.615      2.75     2.373     1     642
-----------------------------------------------------------------------------------------------------------------------------------
11.95                                                 1          219,625.33       0.02    5.615      2.75     2.373     2     795
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Life Time Cap                LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
8.95                           81.76    66.21       0        0        0        0         0    33.79
----------------------------------------------------------------------------------------------------
9.75                           79.82        0       0      100        0        0         0        0
----------------------------------------------------------------------------------------------------
9.95                           72.51    14.23     0.2     7.43     0.06      1.6     28.03    48.45
----------------------------------------------------------------------------------------------------
10.95                          78.27        0       0      100        0        0         0        0
----------------------------------------------------------------------------------------------------
11.95                          44.89      100       0        0        0        0         0        0
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------


min: 8.950
max: 11.950
wa: 9.950


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                     ---




24. Months to Roll

-----------------------------------------------------------------------------------------------------------------------------------
Months to Roll                                  Count         Balance        Percent     GWAC    Margin   Net Margin Age   FICO
-----------------------------------------------------------------------------------------------------------------------------------
1                                                 4,471    1,398,099,981.80      99.83    5.803     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------
2                                                     9        2,335,730.43       0.17     4.52     3.027      2.65     1     689
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,480    1,400,435,712.23        100    5.801     2.938     2.561     1     705
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Months to Roll               LTV      %NoPP     %1S     %1H      %2S      %2H       %3S      %3H
----------------------------------------------------------------------------------------------------
1                              72.54    14.21     0.2     7.49     0.06      1.6     28.04     48.4
----------------------------------------------------------------------------------------------------
2                              55.67     38.5       0        0        0        0       4.3    57.19
----------------------------------------------------------------------------------------------------
Total:                         72.51    14.25     0.2     7.47     0.06      1.6        28    48.41
----------------------------------------------------------------------------------------------------

min: 1
max: 2
wa: 1



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